UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

AB CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: June 30, 2018

Date of reporting period: December 31, 2017

ITEM 1.	REPORTS TO STOCKHOLDERS.

DEC    12.31.17

SEMI-ANNUAL REPORT

AB CONCENTRATED GROWTH FUND

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Concentrated Growth Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB CONCENTRATED GROWTH FUND | 1

SEMI-ANNUAL REPORT

February 9, 2018

This report provides management’s discussion of fund performance for AB Concentrated Growth Fund for the semi-annual reporting period ended December 31, 2017.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF DECEMBER 31, 2017 (unaudited)

	6 Months	12 Months
AB CONCENTRATED GROWTH FUND
Class A Shares	7.03%	22.70%
Class C Shares	6.61%	21.80%
Advisor Class Shares[1]	7.16%	23.01%
Class R Shares[1]	6.91%	22.41%
Class K Shares[1]	6.99%	22.66%
Class I Shares[1]	7.15%	22.97%
Class Z Shares[1]	7.18%	23.02%
S&P 500 Index	11.42%	21.83%

1	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Standard & Poor’s (“S&P”) 500 Index, for the six- and 12-month periods ended December 31, 2017.

For the six-month period, all share classes underperformed the benchmark before sales charges. An underweight to the financials sector detracted, while an underweight to the consumer staples sector and overweight to technology contributed relative to the benchmark. Security selection in the health care sector contributed, but detracted within consumer discretionary. Top absolute contributors to performance included MasterCard, Abbott Laboratories and Alphabet. Top absolute detractors included Chipotle Mexican Grill, Celgene and Ulta Beauty.

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During the 12-month period, all share classes except Class C shares outperformed the benchmark, before sales charges. Sector selection versus the benchmark was positive while stock selection was negative. An overweight to the technology sector added to returns, while an underweight to financials detracted. Security selection in the health care sector contributed, but detracted within consumer discretionary. Top absolute contributors included Abbott Laboratories, MasterCard and Alphabet. Top absolute detractors included Chipotle Mexican Grill, Ulta Beauty and VF Corporation.

The Fund did not utilize derivatives during the six- or 12-month periods.

MARKET REVIEW AND INVESTMENT STRATEGY

US equity markets had strong positive performance during both periods. Markets showed strong earnings growth and gave positive monthly returns every month in the year, which has never been done in S&P 500 history. Technology and financials were the strongest performers over the six-month period, while utilities and real estate lagged. Technology and materials were strong performers during the 12-month period, while the energy and telecommunications sectors lagged.

In this environment, the Fund’s Senior Investment Management Team remained focused on sustainably growing the underlying earnings power of the Fund and believes the Fund is well positioned for the current environment.

INVESTMENT POLICIES

The Adviser seeks to achieve the Fund’s investment objective of long-term growth of capital by investing primarily in common stocks of listed US companies. The Adviser employs an appraisal method that attempts to measure each prospective company’s quality and growth rate by numerous factors. Such factors include: a company’s record and projections of profit and earnings growth, accuracy and availability of information with respect to the company, success and experience of management, accessibility of management to the Fund’s Adviser, product lines and competitive position both in the United States and abroad, lack of cyclicality, large market capitalization and liquidity of the company’s securities. The Adviser compares these results to the general stock markets to determine the relative attractiveness of each company at a given time. The Adviser weighs economic, political and market factors in making investment decisions; this appraisal technique attempts to measure each investment candidate not only against other stocks of the same industry group, but also against a broad spectrum of investments. While the Fund primarily invests in companies that have market capitalizations of $5 billion or more, it

(continued on next page)

abfunds.com	AB CONCENTRATED GROWTH FUND | 3

may invest in companies that have market capitalizations of $3 billion to $5 billion.

The Fund invests in a relatively small number of individual stocks. The Fund is considered to be “non-diversified”, which means that the securities laws do not limit the percentage of its assets that it may invest in any one company (subject to certain limitations under the Internal Revenue Code of 1986, as amended).

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DISCLOSURES AND RISKS

Benchmark Disclosure

The S&P® 500 Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. An investor cannot invest directly in an index or average, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the equity markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”).

Capitalization Risk: Investments in mid-capitalization companies may be more volatile and less liquid than investments in large-capitalization companies.

Non-Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

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DISCLOSURES AND RISKS (continued)

Effective as of the close of business on February 28, 2014, the W.P. Stewart Growth Fund, Inc. (the “Predecessor Fund”) was converted into the Fund and the Predecessor Fund’s shares were converted into Advisor Class shares of the Fund. The inception date for Class A, C, R, K, I and Z shares is February 28, 2014. The inception date of the Predecessor Fund is February 28, 1994.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Please note: References to specific securities are presented to illustrate the Fund’s investment philosophy and are not to be considered advice or recommendations. This information reflects prevailing market conditions and the Adviser’s judgments as of the date indicated, which are subject to change. In preparing this report, the Adviser has relied upon and assumed without independent verification, the accuracy and completeness of all information available from third-party sources. It should not be assumed that any investments made in the future will be profitable or will equal the performance of the selected investments referenced herein.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2017 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	22.70%	17.50%
Since Inception[1]	11.05%	9.80%
CLASS C SHARES
1 Year	21.80%	20.80%
Since Inception[1]	10.23%	10.23%
ADVISOR CLASS SHARES[2]
1 Year	23.01%	23.01%
5 Years	15.17%	15.17%
10 Years	9.32%	9.32%
CLASS R SHARES[2]
1 Year	22.41%	22.41%
Since Inception[1]	10.77%	10.77%
CLASS K SHARES[2]
1 Year	22.66%	22.66%
Since Inception[1]	11.04%	11.04%
CLASS I SHARES[2]
1 Year	22.97%	22.97%
Since Inception[1]	11.34%	11.34%
CLASS Z SHARES[2]
1 Year	23.02%	23.02%
Since Inception[1]	11.33%	11.33%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.23%, 1.98%, 0.98%, 1.48%, 1.23%, 0.97% and 0.95% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception date: 2/28/2014.

2	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB CONCENTRATED GROWTH FUND | 7

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2017 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	17.50%
Since Inception[1]	9.80%
CLASS C SHARES
1 Year	20.80%
Since Inception[1]	10.23%
ADVISOR CLASS SHARES[2]
1 Year	23.01%
5 Years	15.17%
10 Years	9.32%
CLASS R SHARES[2]
1 Year	22.41%
Since Inception[1]	10.77%
CLASS K SHARES[2]
1 Year	22.66%
Since Inception[1]	11.04%
CLASS I SHARES[2]
1 Year	22.97%
Since Inception[1]	11.34%
CLASS Z SHARES[2]
1 Year	23.02%
Since Inception[1]	11.33%

1	Inception date: 2/28/2014.

2	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,070.30	$6.21	1.19%	$6.21	1.19%
Hypothetical**	$1,000	$1,019.21	$6.06	1.19%	$6.06	1.19%

abfunds.com	AB CONCENTRATED GROWTH FUND | 9

EXPENSE EXAMPLE (continued)

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class C
Actual	$1,000	$1,066.10	$10.10	1.94%	$10.16	1.95%
Hypothetical**	$1,000	$1,015.43	$9.86	1.94%	$9.91	1.95%
Advisor Class
Actual	$1,000	$1,071.60	$4.91	0.94%	$4.96	0.95%
Hypothetical**	$1,000	$1,020.47	$4.79	0.94%	$4.84	0.95%
Class R
Actual	$1,000	$1,069.10	$7.51	1.44%	$7.51	1.44%
Hypothetical**	$1,000	$1,017.95	$7.32	1.44%	$7.32	1.44%
Class K
Actual	$1,000	$1,069.90	$6.26	1.20%	$6.26	1.20%
Hypothetical**	$1,000	$1,019.16	$6.11	1.20%	$6.11	1.20%
Class I
Actual	$1,000	$1,071.50	$4.91	0.94%	$4.96	0.95%
Hypothetical**	$1,000	$1,020.47	$4.79	0.94%	$4.84	0.95%
Class Z
Actual	$1,000	$1,071.80	$4.75	0.91%	$4.80	0.92%
Hypothetical**	$1,000	$1,020.62	$4.63	0.91%	$4.69	0.92%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+	In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO SUMMARY

December 31, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $417.1

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets
Abbott Laboratories	$37,686,004	9.0%
Alphabet, Inc. – Class C	33,197,040	8.0
Mastercard, Inc. – Class A	31,093,733	7.5
Verisk Analytics, Inc. – Class A	25,260,672	6.1
Ulta Salon Cosmetics & Fragrance, Inc.	23,770,361	5.7
Priceline Group, Inc. (The)	22,691,409	5.4
Gartner, Inc.	22,518,101	5.4
Hershey Co. (The)	20,159,376	4.8
Charles Schwab Corp. (The)	20,111,098	4.8
Starbucks Corp.	19,730,651	4.7
	$256,218,445	61.4%

1	All data are as of December 31, 2017. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

2	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

abfunds.com	AB CONCENTRATED GROWTH FUND | 11

PORTFOLIO OF INVESTMENTS

December 31, 2017 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.9%
Information Technology – 29.2%
Electronic Equipment, Instruments & Components – 4.4%
Amphenol Corp. – Class A	210,343	$18,468,115

Internet Software & Services – 8.0%
Alphabet, Inc. – Class C(a)	31,725	33,197,040

IT Services – 12.9%
Gartner, Inc.(a)	182,851	22,518,101
Mastercard, Inc. – Class A	205,429	31,093,733

		53,611,834

Technology Hardware, Storage & Peripherals – 3.9%
Apple, Inc.	97,312	16,468,110

		121,745,099

Health Care – 25.4%
Biotechnology – 4.2%
Celgene Corp.(a)	167,840	17,515,782

Health Care Equipment & Supplies – 12.0%
Abbott Laboratories	660,347	37,686,004
West Pharmaceutical Services, Inc.	126,457	12,477,512

		50,163,516

Life Sciences Tools & Services – 4.6%
IQVIA Holdings, Inc.(a)	195,791	19,167,939

Pharmaceuticals – 4.6%
Zoetis, Inc.	264,095	19,025,404

		105,872,641

Consumer Discretionary – 20.8%
Auto Components – 4.9%
Aptiv PLC	199,210	16,898,984
Delphi Technologies PLC(a)	66,403	3,484,166

		20,383,150

Hotels, Restaurants & Leisure – 4.7%
Starbucks Corp.	343,560	19,730,651

Internet & Direct Marketing Retail – 5.5%
Priceline Group, Inc. (The)(a)	13,058	22,691,409

Specialty Retail – 5.7%
Ulta Salon Cosmetics & Fragrance, Inc.(a)	106,279	23,770,361

		86,575,571

Industrials – 8.4%
Building Products – 2.3%
Allegion PLC	121,858	9,695,022

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Professional Services – 6.1%
Verisk Analytics, Inc. – Class A(a)	263,132	$25,260,672

		34,955,694

Consumer Staples – 4.8%
Food Products – 4.8%
Hershey Co. (The)	177,600	20,159,376

Financials – 4.8%
Capital Markets – 4.8%
Charles Schwab Corp. (The)	391,495	20,111,098

Materials – 4.5%
Chemicals – 4.5%
Ecolab, Inc.	139,176	18,674,636

Total Common Stocks (cost $317,573,225)		408,094,115

SHORT-TERM INVESTMENTS – 2.0%
Investment Companies – 2.0%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.12%(b)(c)(d) (cost $8,390,401)	8,390,401	8,390,401

Total Investments – 99.9% (cost $325,963,626)		416,484,516
Other assets less liabilities – 0.1%		599,107

Net Assets – 100.0%		$417,083,623

(a)	Non-income producing security.

(b)	Affiliated investments.

(c)	The rate shown represents the 7-day yield as of period end.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

December 31, 2017 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $317,573,225)	$408,094,115
Affiliated issuers (cost $8,390,401)	8,390,401
Cash	19,497
Receivable for capital stock sold	1,034,032
Unaffiliated dividends receivable	97,027
Affiliated dividends receivable	4,850

Total assets	417,639,922

Liabilities
Advisory fee payable	284,981
Payable for capital stock redeemed	154,640
Distribution fee payable	20,941
Administrative fee payable	13,694
Transfer Agent fee payable	3,996
Accrued expenses and other liabilities	78,047

Total liabilities	556,299

Net Assets	$417,083,623

Composition of Net Assets
Capital stock, at par	$1,227
Additional paid-in capital	327,114,321
Accumulated net investment loss	(832,436)
Accumulated net realized gain on investment transactions	279,621
Net unrealized appreciation on investments	90,520,890

$417,083,623

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$22,636,970	670,732	$33.75	*

C	$18,613,779	568,382	$32.75

Advisor	$333,589,396	9,790,424	$34.07

R	$13,448	402.54	$33.41

K	$481,053	14,252	$33.75

I	$13,869	406.55	$34.11

Z	$41,735,108	1,223,941	$34.10

*	The maximum offering price per share for Class A shares was $35.25 which reflects a sales charge of 4.25%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Six Months Ended December 31, 2017 (unaudited)

Investment Income
Dividends
Unaffiliated issuers	$1,504,830
Affiliated issuers	66,096	$1,570,926

Expenses
Advisory fee (see Note B)	1,702,713
Distribution fee—Class A	32,342
Distribution fee—Class C	94,235
Distribution fee—Class R	34
Distribution fee—Class K	565
Transfer agency—Class A	5,290
Transfer agency—Class C	3,893
Transfer agency—Advisor Class	64,661
Transfer agency—Class R	4
Transfer agency—Class K	113
Transfer agency—Class I	1
Transfer agency—Class Z	6,304
Custodian	59,063
Registration fees	50,637
Administrative	32,521
Legal	20,441
Audit and tax	17,860
Printing	16,021
Directors’ fees	14,385
Miscellaneous	8,794

Total expenses	2,129,877
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(15,295)

Net expenses		2,114,582

Net investment loss		(543,656)

Realized and Unrealized Gain on Investment Transactions
Net realized gain on investment transactions		11,024,708
Net change in unrealized appreciation/depreciation of investments		19,041,546

Net gain on investment transactions		30,066,254

Net Increase in Net Assets from Operations		$29,522,598

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended December 31, 2017 (unaudited)	Year Ended June 30, 2017
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(543,656)	$(343,814)
Net realized gain on investment transactions	11,024,708	10,307,507
Net change in unrealized appreciation/depreciation of investments	19,041,546	72,629,715

Net increase in net assets from operations	29,522,598	82,593,408
Distributions to Shareholders from
Net realized gain on investment transactions
Class A	(777,915)	(111,879)
Class C	(660,109)	(84,273)
Advisor Class	(11,330,515)	(1,099,048)
Class R	(481)	(51)
Class K	(16,379)	(1,085)
Class I	(486)	(120)
Class Z	(1,412,119)	(227,806)
Capital Stock Transactions
Net increase (decrease)	(6,130,314)	4,057,528

Total increase	9,194,280	85,126,674
Net Assets
Beginning of period	407,889,343	322,762,669

End of period (including accumulated net investment loss of ($832,436) and ($288,780), respectively)	$417,083,623	$407,889,343

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

December 31, 2017 (unaudited)

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of 29 portfolios. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Concentrated Growth Fund (the “Fund”), a non-diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class B, Class T, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

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NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by

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NOTES TO FINANCIAL STATEMENTS (continued)

contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified

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NOTES TO FINANCIAL STATEMENTS (continued)

as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2017:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$408,094,115		$	– 0	–	$	– 0	–	$408,094,115
Short-Term Investments	8,390,401			– 0	–		– 0	–	8,390,401

Total Investments in Securities	416,484,516			– 0	–		– 0	–	416,484,516
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total(c)	$416,484,516		$	– 0	–	$	– 0	–	$416,484,516

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”)

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NOTES TO FINANCIAL STATEMENTS (continued)

and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in

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NOTES TO FINANCIAL STATEMENTS (continued)

which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current tax year and the prior two tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily and includes amortization of premiums and accretions of discounts as adjustments to interest income. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .80% of the Fund’s average daily net assets. Effective November 1, 2016 the advisory fee was reduced

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NOTES TO FINANCIAL STATEMENTS (continued)

from 1.00% to .80% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding expenses associated with acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to 1.24%, 1.99%, .99%, 1.49%, 1.24%, .99% and .99% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. For the six months ended December 31, 2017, there was no such waiver/reimbursement. The Expense Caps may not be terminated by the Adviser prior to October 31, 2018.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended December 31, 2017, the reimbursement for such services amounted to $32,521.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $37,248 for the six months ended December 31, 2017.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $2,037 from the sale of Class A shares and received $2 and $134 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended December 31, 2017.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’ pro rata share of the effective advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended December 31, 2017, such waiver

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NOTES TO FINANCIAL STATEMENTS (continued)

amounted to $15,274. A summary of the Fund’s transactions in AB mutual funds for the six months ended December 31, 2017 is as follows:

Fund	Market Value 6/30/17 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/17 (000)		Dividend Income (000)
Government Money Market Portfolio	$13,394		$56,534	$61,538	$8,390		$66
Government Money Market Portfolio*	– 0	–	9,278	9,278	– 0	–	– 0	–**

Total					$8,390		$66

*	Investments of cash collateral for securities lending transactions (see Note E).

**	Amount is less than $500.

Brokerage commissions paid on investment transactions for the six months ended December 31, 2017 amounted to $15,413, of which $510 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (“the Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 for Class A, Class C, Class R and Class K. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares. .50% of the Fund’s average daily net assets attributable to Class R shares, and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. The fees are accrued daily and paid monthly. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $152,468, $0 and $0 for Class C, Class R and Class K shares, respectively. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended December 31, 2017 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$57,158,750		$72,325,103
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$94,606,797
Gross unrealized depreciation	(4,085,907)

Net unrealized appreciation	$90,520,890

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the six months ended December 31, 2017.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2017, the Fund had no securities on loan. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $0 and $195 from the borrowers and Government Money Market Portfolio, respectively, for the six months ended December 31, 2017; these amounts are reflected in the statement of operations. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended December 31, 2017, such waiver amounted to $21. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Six Months Ended December 31, 2017 (unaudited)		Year Ended June 30, 2017	Six Months Ended December 31, 2017 (unaudited)			Year Ended June 30, 2017

Class A
Shares sold	98,055		315,687		$3,261,762		$9,393,391

Shares issued in reinvestment of distributions	20,846		3,690		702,718		106,022

Shares converted from Class C	11,308		13,626		382,757		431,013

Shares redeemed	(273,519)		(687,981)		(9,239,954)		(19,825,929)

Net decrease	(143,310)		(354,978)		$(4,892,717)		$(9,895,503)

Class C
Shares sold	27,818		86,388		$904,098		$2,489,152

Shares issued in reinvestment of distributions	18,143		2,677		593,815		75,286

Shares converted to Class A	(11,621)		(13,962)		(382,757)		(431,013)

Shares redeemed	(54,177)		(253,755)		(1,768,730)		(7,241,752)

Net decrease	(19,837)		(178,652)		$(653,574)		$(5,108,327)

Advisor Class
Shares sold	1,217,147		3,186,102		$41,251,701		$94,440,304

Shares issued in reinvestment of distributions	282,855		32,213		9,625,552		931,605

Shares redeemed	(766,930)		(2,862,330)		(25,979,227)		(83,617,725)

Net increase	733,072		355,985		$24,898,026		$11,754,184

Class R
Shares redeemed	– 0	–	(889)	$	– 0	–	$(24,475)

Net increase (decrease)	– 0	–	(889)	$	– 0	–	$(24,475)

Class K
Shares sold	1,874		10,913		$61,543		$316,134

Shares issued in reinvestment of distributions	471		35		15,898		1,034

Shares redeemed	(272)		(2,580)		(9,091)		(76,030)

Net increase	2,073		8,368		$68,350		$241,138

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares			Amount
	Six Months Ended December 31, 2017 (unaudited)		Year Ended June 30, 2017	Six Months Ended December 31, 2017 (unaudited)			Year Ended June 30, 2017

Class I
Shares issued in reinvestment of distributions	– 0	–	3	$	– 0	–	$68

Shares redeemed	– 0	–	(539)		– 0	–	(16,637)

Net increase (decrease)	– 0	–	(536)	$	– 0	–	$(16,569)

Class Z
Shares sold	91,258		351,298		$3,023,373		$10,492,837

	41,460		7,872		1,412,118		227,806

Shares redeemed	(853,977)		(123,436)		(29,985,890)		(3,613,563)

Net increase (decrease)	(721,259)		235,734		$(25,550,399)		$7,107,080

NOTE G

Risks Involved in Investing in the Fund

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, NAV.

Capitalization Risk—Investments in mid-capitalization companies may be more volatile and less liquid than investments in large-capitalization companies.

Non-Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”)

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NOTES TO FINANCIAL STATEMENTS (continued)

intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended December 31, 2017.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending June 30, 2018 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended June 30, 2017 and June 30, 2016 were as follows:

	2017	2016
Distributions paid from:
Long-term capital gains	$1,524,262	$9,804,365

Total taxable distributions paid	$1,524,262	$9,804,365

As of June 30, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed capital gains	$4,196,244
Accumulated capital and other losses	(288,780	)(a)
Unrealized appreciation/(depreciation)	70,736,017	(b)

Total accumulated earnings/(deficit)	$74,643,481

(a)	At June 30, 2017, the Fund had a qualified late-year ordinary loss deferral of $288,780. These losses are deemed to arise on July 1, 2017.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2017, the Fund did not have any capital loss carryforwards.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended December 31, 2017	Year Ended June 30,			February 28, 2014(a) to June 30, 2014
		2017	2016	2015

Net asset value, beginning of period	$ 32.65	$ 26.04	$ 28.61	$ 26.26	$ 24.85

Income From Investment Operations
Net investment income (loss)(b)(c)	(.07)	(.08)	(.05)	(.10)	(.01)
Net realized and unrealized gain (loss) on investment transactions	2.36	6.82	(1.73)	3.24	1.42

Net increase (decrease) in net asset value from operations	2.29	6.74	(1.78)	3.14	1.41

Less: Distributions
Distributions from net realized gain on investment transactions	(1.19)	(.13)	(.79)	(.79)	– 0	–

Net asset value, end of period	$ 33.75	$ 32.65	$ 26.04	$ 28.61	$ 26.26

Total Return
Total investment return based on net asset value(d)	7.03%	25.93%	(6.38)%	12.12%	5.67%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$22,637	$26,579	$30,438	$13,785	$56
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.19%^	1.22%	1.24%	1.24%	1.24	%^
Expenses, before waivers/reimbursements(e)	1.19%^	1.22%	1.27%	1.39%	2.58	%^
Net investment income (loss)(c)	(.44 )%^	(.27)%	(.19)%	(.37)%	(.20	)%^
Portfolio turnover rate	14%	29%	44%	23%	17%

See footnote summary on page 37.

30 | AB CONCENTRATED GROWTH FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended December 31, 2017	Year Ended June 30,			February 28, 2014(a) to June 30, 2014
		2017	2016	2015

Net asset value, beginning of period	$ 31.84	$ 25.58	$ 28.33	$ 26.20	$ 24.85

Income From Investment Operations
Net investment income (loss)(b)(c)	(.20)	(.29)	(.25)	(.32)	(.05)
Net realized and unrealized gain (loss) on investment transactions	2.30	6.68	(1.71)	3.24	1.40

Net increase (decrease) in net asset value from operations	2.10	6.39	(1.96)	2.92	1.35

Less: Distributions
Distributions from net realized gain on investment transactions	(1.19)	(.13)	(.79)	(.79)	– 0	–

Net asset value, end of period	$ 32.75	$ 31.84	$ 25.58	$ 28.33	$ 26.20

Total Return
Total investment return based on net asset value(d)	6.61%	25.03%	(7.10)%	11.29%	5.43%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$18,614	$18,727	$19,617	$10,652	$47
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.94%^	1.97%	1.99%	1.99%	1.99	%^
Expenses, before waivers/reimbursements(e)	1.95%^	1.97%	2.01%	2.14%	3.54	%^
Net investment income (loss)(c)	(1.20)%^	(1.02)%	(.94)%	(1.15)%	(.93	)%^
Portfolio turnover rate	14%	29%	44%	23%	17%

See footnote summary on page 37.

abfunds.com	AB CONCENTRATED GROWTH FUND | 31

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended December 31, 2017	Year Ended June 30,	January 1, 2014 June 30, 2014(f)	Year Ended December 31,
2017	2016	2015	2013	2012

Net asset value, beginning of period	$ 32.91	$ 26.18	$ 28.69	$ 26.28	$ 25.80	$ 18.91	$ 16.32

Income From Investment Operations
Net investment income (loss)(b)(c)	(.03)	(.01)	.01	(.04)	(.01)	(.03)	(.06)
Net realized and unrealized gain (loss) on investment transactions	2.38	6.87	(1.73)	3.24	1.04	6.92	2.65

Net increase (decrease) in net asset value from operations	2.35	6.86	(1.72)	3.20	1.03	6.89	2.59

Less: Distributions
Distributions from net realized gain on investment transactions	(1.19)	(.13)	(.79)	(.79)	(.55)	– 0	–	– 0	–
Redemption fee	– 0	–	– 0	–	.00	– 0	–	– 0	–	.00	(g)	.00	(g)

Net asset value, end of period	$ 34.07	$ 32.91	$ 26.18	$ 28.69	$ 26.28	$ 25.80	$ 18.91

Total Return
Total investment return based on net asset value(d)	7.16%	26.26%	(6.16)%	12.34%	4.11%	36.44%	15.87%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$333,590	$298,099	$227,787	$192,909	$36,630	$25,170	$18,433
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.94	%^	.96%	.99%	.99%	1.06	%^	1.23%	1.23%
Expenses, before waivers/reimbursements(e)	.95	%^	.97%	1.01%	1.12%	2.26	%^	1.90%	1.93%
Net investment income (loss)(c)	(.20	)%^	(.03)%	.05%	(.13)%	(.06	)%^	(.14)%	(.30)%
Portfolio turnover rate	14%	29%	44%	23%	17%	42%	34%

See footnote summary on page 37.

32 | AB CONCENTRATED GROWTH FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Six Months Ended December 31, 2017	Year Ended June 30,			February 28, 2014(a) to June 30, 2014
		2017	2016	2015

Net asset value, beginning of period	$ 32.37	$ 25.88	$ 28.51	$ 26.24	$ 24.85

Income From Investment Operations
Net investment income (loss)(b)(c)	(.12)	(.15)	(.12)	(.17)	(.03)
Net realized and unrealized gain (loss) on investment transactions	2.35	6.77	(1.72)	3.23	1.42

Net increase (decrease) in net asset value from operations	2.23	6.62	(1.84)	3.06	1.39

Less: Distributions
Distributions from net realized gain on investment transactions	(1.19)	(.13)	(.79)	(.79)	– 0	–

Net asset value, end of period	$ 33.41	$ 32.37	$ 25.88	$ 28.51	$ 26.24

Total Return
Total investment return based on net asset value(d)	6.91%	25.63%	(6.62)%	11.82%	5.59%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13	$13	$33	$11	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.44%^	1.46%	1.49%	1.49%	1.49	%^
Expenses, before waivers/reimbursements(e)	1.44%^	1.47%	1.50%	1.60%	2.79	%^
Net investment income (loss)(c)	(.71 )%^	(.53)%	(.45)%	(.62)%	(.41	)%^
Portfolio turnover rate	14%	29%	44%	23%	17%

See footnote summary on page 37.

abfunds.com	AB CONCENTRATED GROWTH FUND | 33

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended December 31, 2017	Year Ended June 30,			February 28, 2014(a) to June 30, 2014
		2017	2016	2015

Net asset value, beginning of period	$ 32.66	$ 26.04	$ 28.61	$ 26.26	$ 24.85

Income From Investment Operations
Net investment income (loss)(b)(c)	(.08)	(.09)	(.05)	(.10)	(.01)
Net realized and unrealized gain (loss) on investment transactions	2.36	6.84	(1.73)	3.24	1.42

Net increase (decrease) in net asset value from operations	2.28	6.75	(1.78)	3.14	1.41

Less: Distributions
Distributions from net realized gain on investment transactions	(1.19)	(.13)	(.79)	(.79)	– 0	–

Net asset value, end of period	$ 33.75	$ 32.66	$ 26.04	$ 28.61	$ 26.26

Total Return
Total investment return based on net asset value(d)	6.99%	25.97%	(6.38)%	12.12%	5.67%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$481	$398	$99	$12	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.20%^	1.21%	1.24%	1.24%	1.24	%^
Expenses, before waivers/reimbursements(e)	1.20%^	1.22%	1.24%	1.35%	2.58	%^
Net investment income (loss)(c)	(.47 )%^	(.31)%	(.18)%	(.38)%	(.15	)%^
Portfolio turnover rate	14%	29%	44%	23%	17%

See footnote summary on page 37.

34 | AB CONCENTRATED GROWTH FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended December 31, 2017	Year Ended June 30,			February 28, 2014(a) to June 30, 2014
		2017	2016	2015

Net asset value, beginning of period	$ 32.95	$ 26.21	$ 28.71	$ 26.28	$ 24.85

Income From Investment Operations
Net investment income (loss)(b)(c)	(.03)	.00 (g)	.02	(.02)	(.02)
Net realized and unrealized gain (loss) on investment transactions	2.38	6.87	(1.73)	3.24	1.45

Net increase (decrease) in net asset value from operations	2.35	6.87	(1.71)	3.22	1.43

Less: Distributions
Distributions from net realized gain on investment transactions	(1.19)	(.13)	(.79)	(.79)	– 0	–

Net asset value, end of period	$ 34.11	$ 32.95	$ 26.21	$ 28.71	$ 26.28

Total Return
Total investment return based on net asset value(d)	7.15%	26.26%	(6.12)%	12.42%	5.75%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14	$13	$25	$12	$26,344
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.94%^	.95%	.98%	.99%	.99	%^
Expenses, before waivers/reimbursements(e)	.95%^	.96%	.98%	1.09%	1.95	%^
Net investment income (loss)(c)	(.20 )%^	.01%	.07%	(.07)%	(.27	)%^
Portfolio turnover rate	14%	29%	44%	23%	17%

See footnote summary on page 37.

abfunds.com	AB CONCENTRATED GROWTH FUND | 35

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Six Months Ended December 31, 2017	Year Ended June 30,			February 28, 2014(a) to June 30, 2014
		2017	2016	2015

Net asset value, beginning of period	$ 32.93	$ 26.19	$ 28.69	$ 26.28	$ 24.85

Income From Investment Operations
Net investment income (loss)(b)(c)	(.03)	.00 (g)	.02	(.04)	.01
Net realized and unrealized gain (loss) on investment transactions	2.39	6.87	(1.73)	3.24	1.42

Net increase (decrease) in net asset value from operations	2.36	6.87	(1.71)	3.20	1.43

Less: Distributions
Distributions from net realized gain on investment transactions	(1.19)	(.13)	(.79)	(.79)	– 0	–

Net asset value, end of period	$ 34.10	$ 32.93	$ 26.19	$ 28.69	$ 26.28

Total Return
Total investment return based on net asset value(d)	7.18%	26.29%	(6.12)%	12.34%	5.75%
Ratios/Supplemental Data
Net assets, end of period (000’‘s omitted)	$41,735	$64,060	$44,764	$34,464	$11
Ratio to average net assets of:
Expenses, net of waivers(e)	.91%^	.93%	.96%	.99%	.99	%^
Expenses, before waivers(e)	.92%^	.94%	.96%	1.08%	2.25	%^
Net investment income (loss)(c)	(.15 )%^	0%	.07%	(.15)%	.09	%^
Portfolio turnover rate	14%	29%	44%	23%	17%

See footnote summary on page 37.

36 | AB CONCENTRATED GROWTH FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the six months ended December 31, 2017 and year ended June 30, 2017, such waiver amounted to 0.01% and 0.01%, respectively, annualized for the Fund.

(f)	The Predecessor Fund changed its fiscal year end from December 31 to June 30.

(g)	Amount is less than $.005.

^	Annualized.

See notes to financial statements.

abfunds.com	AB CONCENTRATED GROWTH FUND | 37

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) William H. Foulk, Jr.(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

James T. Tierney(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer	Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services,

Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2	The day-to-day management of, and investment decisions for, the Fund’s Portfolio are made by Mr. James T. Tierney.

38 | AB CONCENTRATED GROWTH FUND	abfunds.com

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Concentrated Growth Fund (the “Fund”) at a meeting held on May 2-4, 2017 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of

abfunds.com	AB CONCENTRATED GROWTH FUND | 39

their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2015 and 2016 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

40 | AB CONCENTRATED GROWTH FUND	abfunds.com

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a peer group and a peer universe, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1- and 3-year periods ended February 28, 2017 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates paid by other funds in the same category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional

abfunds.com	AB CONCENTRATED GROWTH FUND | 41

fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Fund would be paid for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the effects of any fee waivers and/or expense reimbursements as a result of the Adviser’s expense cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on

42 | AB CONCENTRATED GROWTH FUND	abfunds.com

economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s assets (which were well below the level at which they would anticipate adding an initial breakpoint) and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

abfunds.com	AB CONCENTRATED GROWTH FUND | 43

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund1

INTERNATIONAL/ GLOBAL EQUITY (continued)

INTERNATIONAL/ GLOBAL VALUE

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio1

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio1

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Money Market Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to April 17, 2017, Tax-Managed All Market Income Portfolio was named Tax-Managed Balanced Wealth Strategy; prior to April 24, 2017, All Market Total Return Portfolio was named Balanced Wealth Strategy; prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves; prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund; prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

44 | AB CONCENTRATED GROWTH FUND	abfunds.com

AB CONCENTRATED GROWTH FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

CG-0152-1217

DEC    12.31.17

SEMI-ANNUAL REPORT

AB CONCENTRATED
INTERNATIONAL GROWTH
PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Concentrated International Growth Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 1

SEMI-ANNUAL REPORT

February 9, 2018

This report provides management’s discussion of fund performance for AB Concentrated International Growth Portfolio for the semi-annual reporting period ended December 31, 2017.

The Fund’s investment objective is to seek long-term growth of capital.

NAV RETURNS AS OF DECEMBER 31, 2017 (unaudited)

	6 Months	12 Months
AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO
Class A Shares	12.74%	37.49%
Class C Shares	12.37%	36.55%
Advisor Class Shares[1]	12.93%	37.85%
MSCI EAFE Index (net)	9.86%	25.03%

1	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International Europe, Australasia and the Far East (“MSCI EAFE”) Index (net), for the six- and 12-month periods ended December 31, 2017.

All share classes of the Fund outperformed the benchmark for both periods, before sales charges. For both periods, sector selection, security selection and currency selection contributed, relative to the benchmark. For the six-month period, an overweight to the technology sector contributed, while an underweight to energy detracted. Security selection within the information technology sector added to returns, yet detracted within materials. Top absolute contributors to performance included Tencent, Kosé and Recruit Holdings. Top absolute detractors included Genmab, Ctrip.com and Calbee.

During the 12-month period, an overweight in the technology sector and underweight to the energy sector contributed to returns, while an underweight to materials detracted relative to the benchmark. Security selection in the information technology sector was positive, but detracted within

2 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

materials. Top absolute contributors to performance included Alibaba Group, HDFC Bank and Tencent. Top absolute detractors included Ctrip.com, Calbee and BT Group.

The Fund utilized derivatives in the form of forwards for hedging purposes, which added to absolute returns for the six-month period and detracted for the 12-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

During the both periods, international markets showed positive performance. The best performing sectors over the six-month period were energy and materials, and the best performing sectors over the 12-month period included technology and materials. International markets continued to show strong earnings momentum. This strong earnings momentum slightly trailed stock performance, so price-to-earnings continued to expand, but not at an alarming pace. The worst performing sectors in the six-month period were telecommunications and utilities, and the worst performing sectors in the 12-month period included telecommunications and health care.

In this environment, the Fund’s Senior Investment Management Team remained focused on sustainably growing the underlying earnings power of the Fund.

INVESTMENT POLICIES

The Adviser seeks to achieve the Fund’s investment objective by investing, under normal circumstances, primarily in common stocks of non-US companies, and in companies in at least three countries other than the United States.

The Fund will invest in companies that are determined by the Adviser to offer favorable long-term growth potential and that are trading at attractive valuations. The Adviser will employ an appraisal method which attempts to measure each prospective company’s quality and growth rate by numerous factors. Such factors will include: a company’s record and projections of profit and earnings growth, accuracy and availability of information with respect to the company, success and experience of management, accessibility of management to the Adviser, product lines and competitive position both in the United States and abroad, lack of cyclicality, large market capitalization and liquidity of the company’s securities. The Adviser will compare these results to the characteristics of the general stock markets to determine the relative attractiveness of each company at a given time. The Adviser will weigh economic, political and market factors in making investment decisions; this appraisal technique attempts to measure each investment candidate not only against other stocks of the same industry and region, but also against a broad spectrum of investments.

(continued on next page)

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 3

The Fund will invest in a relatively small number of individual stocks, generally 25 to 35 companies. In addition, the Fund is a non-diversified Fund as that term is defined in the Investment Company Act of 1940, which means that it may invest more of its assets in a smaller number of companies than a diversified fund. The Fund will primarily invest in mid- and large-capitalization companies, which are currently defined for the Fund as companies that have market capitalizations of $2.0 billion or more. The Fund’s holdings of non-US companies may include some companies located in emerging markets, and at times emerging-market companies may make up a significant portion of the Fund.

Fluctuations in currency exchange rates can have a dramatic impact on the returns of equity securities. While the Adviser may hedge the foreign currency exposure resulting from the Fund’s security positions through the use of currency-related derivatives, it is not required to do so.

4 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI EAFE Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the US and Canada. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s growth approach, may underperform the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Non-Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”).

Sector Risk: The Fund may have more risk because of concentrated investments in a particular market sector, such as the technology or financial services sector. Market or economic factors affecting that sector could have a major effect on the value of the Fund’s investments.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

Capitalization Risk: Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Please note: References to specific securities are presented to illustrate the Fund’s investment philosophy and are not to be considered advice or recommendations. This information reflects prevailing market conditions and the Adviser’s judgments as of the date indicated, which are subject to change. In preparing this report, the Adviser has relied upon and assumed without independent verification, the accuracy and completeness of all information available from third-party sources. It should not be assumed that any investments made in the future will be profitable or will equal the performance of the selected investments referenced herein.

6 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2017 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	37.49%	31.68%
Since Inception[1]	6.65%	4.97%
CLASS C SHARES
1 Year	36.55%	35.55%
Since Inception[1]	5.88%	5.88%
ADVISOR CLASS SHARES[2]
1 Year	37.85%	37.85%
Since Inception[1]	6.93%	6.93%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 8.95%, 9.38% and 3.74% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 1.30%, 2.05% and 1.05% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before October 31, 2018. Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s total annual operating expenses to exceed the expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception date: 4/15/2015.

2	This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 7

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2017 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	31.68%
Since Inception[1]	4.97%
CLASS C SHARES
1 Year	35.55%
Since Inception[1]	5.88%
ADVISOR CLASS SHARES[2]
1 Year	37.85%
Since Inception[1]	6.93%

1	Inception date: 4/15/2015.

2	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

8 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 9

EXPENSE EXAMPLE (continued)

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,127.40	$6.92	1.29%	$6.97	1.30%
Hypothetical**	$1,000	$1,018.70	$6.56	1.29%	$6.61	1.30%
Class C
Actual	$1,000	$1,123.70	$10.92	2.04%	$10.97	2.05%
Hypothetical**	$1,000	$1,014.97	$10.36	2.04%	$10.41	2.05%
Advisor Class
Actual	$1,000	$1,129.30	$5.58	1.04%	$5.64	1.05%
Hypothetical**	$1,000	$1,019.96	$5.30	1.04%	$5.35	1.05%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

+	In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

10 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

PORTFOLIO SUMMARY

December 31, 2017 (unaudited)

1	All data are as of December 31, 2017. The Fund’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 11

PORTFOLIO SUMMARY (continued)

December 31, 2017 (unaudited)

TEN LARGEST HOLDINGS1

Company	U.S. $ Value	Percent of Net Assets
HDFC Bank Ltd. (ADR)	$1,735,913	4.8%
ASML Holding NV	1,553,423	4.3
Nidec Corp.	1,512,184	4.1
Tencent Holdings Ltd.	1,412,991	3.9
Capgemini SE	1,400,219	3.8
Treasury Wine Estates Ltd.	1,395,772	3.8
Recruit Holdings Co., Ltd.	1,340,818	3.7
Prudential PLC	1,338,933	3.7
CRH PLC (London)	1,314,113	3.6
Alibaba Group Holding Ltd. (Sponsored ADR)	1,286,328	3.5
	$14,290,694	39.2%

1	Long-term investments.

12 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS

December 31, 2017 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.7%
Information Technology – 21.7%
Electronic Equipment, Instruments & Components – 6.2%
Ingenico Group SA	11,657	$1,244,951
Keyence Corp.	1,800	1,005,536

		2,250,487

Internet Software & Services – 7.4%
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	7,460	1,286,328
Tencent Holdings Ltd.	27,300	1,412,991

		2,699,319

IT Services – 3.8%
Capgemini SE	11,822	1,400,219

Semiconductors & Semiconductor Equipment – 4.3%
ASML Holding NV	8,935	1,553,423

		7,903,448

Industrials – 20.9%
Building Products – 2.5%
Assa Abloy AB – Class B	44,202	916,372

Electrical Equipment – 4.2%
Nidec Corp.	10,800	1,512,184

Machinery – 4.3%
FANUC Corp.	3,900	935,596
Hoshizaki Corp.	7,300	646,743

		1,582,339

Professional Services – 9.9%
Adecco Group AG (REG)	15,210	1,162,349
Recruit Holdings Co., Ltd.	54,000	1,340,818
RELX NV	48,460	1,113,824

		3,616,991

		7,627,886

Consumer Discretionary – 18.3%
Auto Components – 2.3%
Continental AG	3,119	838,636

Hotels, Restaurants & Leisure – 5.4%
InterContinental Hotels Group PLC	19,597	1,246,463
Merlin Entertainments PLC(b)	144,570	708,252

		1,954,715

Internet & Direct Marketing Retail – 2.6%
Ctrip.com International Ltd. (ADR)(a)	21,090	930,069

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Multiline Retail – 3.1%
B&M European Value Retail SA	198,699	$1,133,875

Textiles, Apparel & Luxury Goods – 4.9%
LVMH Moet Hennessy Louis Vuitton SE	3,053	896,072
Samsonite International SA	196,200	901,538

		1,797,610

		6,654,905

Consumer Staples – 13.5%
Beverages – 3.8%
Treasury Wine Estates Ltd.	112,481	1,395,772

Food Products – 3.4%
Calbee, Inc.(c)	17,200	558,960
Nestle SA (REG)	7,910	680,072

		1,239,032

Household Products – 2.8%
Reckitt Benckiser Group PLC	10,823	1,009,716

Personal Products – 3.5%
Kose Corp.	8,100	1,262,199

		4,906,719

Financials – 11.3%
Banks – 4.7%
HDFC Bank Ltd. (ADR)	17,074	1,735,913

Capital Markets – 2.9%
Azimut Holding SpA	55,486	1,061,510

Insurance – 3.7%
Prudential PLC	52,281	1,338,933

		4,136,356

Health Care – 7.4%
Biotechnology – 2.6%
Genmab A/S(a)	5,647	936,510

Life Sciences Tools & Services – 2.9%
Eurofins Scientific SE	1,776	1,079,477

Pharmaceuticals – 1.9%
Roche Holding AG	2,740	692,823

		2,708,810

Materials – 3.6%
Construction Materials – 3.6%
CRH PLC (London)	36,615	1,314,113

Total Common Stocks (cost $28,658,354)		35,252,237

14 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 3.3%
Investment Companies – 3.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.12%(d)(e)(f) (cost $1,200,317)	1,200,317	$1,200,317

Total Investments Before Security Lending Collateral for Securities Loaned – 100.0% (cost $29,858,671)		36,452,554

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.5%
Investment Companies – 1.5%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.12%(d)(e)(f) (cost $555,830)	555,830	555,830

Total Investments – 101.5% (cost $30,414,501)		37,008,384
Other assets less liabilities – (1.5)%		(547,862)

Net Assets – 100.0%		$36,460,522

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	INR	61,698	USD	945	3/12/18	$(15,399)
Bank of America, NA	CNY	11,867	USD	1,774	2/07/18	(44,051)
Bank of America, NA	USD	1,112	AUD	1,464	3/14/18	29,783
Citibank, NA	USD	186	CNY	1,234	2/07/18	3,398
State Street Bank & Trust Co.	HKD	8,172	USD	1,049	3/14/18	1,087
State Street Bank & Trust Co.	AUD	91	USD	70	3/14/18	(1,433)
State Street Bank & Trust Co.	USD	682	EUR	579	3/14/18	15,696
State Street Bank & Trust Co.	USD	266	JPY	29,832	3/14/18	(773)
State Street Bank & Trust Co.	USD	344	JPY	38,691	3/14/18	589

						$(11,103)

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017, the market value of this security amounted to $708,252 or 1.9% of net assets.

(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(d)	Affiliated investments.

(e)	The rate shown represents the 7-day yield as of period end.

(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

Currency Abbreviations:

AUD – Australian Dollar

CNY – Chinese Yuan Renminbi

EUR – Euro

HKD – Hong Kong Dollar

INR – Indian Rupee

JPY – Japanese Yen

USD – United States Dollar

Glossary:

ADR – American Depositary Receipt

REG – Registered Shares

See notes to financial statements.

16 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

December 31, 2017 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $28,658,354)	$35,252,237
Affiliated issuers (cost $1,756,147—including investment of cash collateral for securities loaned of $555,830)	1,756,147
Foreign currencies, at value (cost $43,117)	43,677
Unrealized appreciation on forward currency exchange contracts	50,553
Receivable for capital stock sold	19,912
Unaffiliated dividends and interest receivable	15,738
Receivable due from Adviser	13,511
Affiliated dividends receivable	804

Total assets	37,152,579

Liabilities
Payable for collateral received on securities loaned	555,830
Unrealized depreciation on forward currency exchange contracts	61,656
Directors’ fees payable	13,596
Administrative fee payable	5,799
Payable for capital stock redeemed	3,207
Transfer Agent fee payable	2,438
Distribution fee payable	75
Accrued expenses	49,456

Total liabilities	692,057

Net Assets	$36,460,522

Composition of Net Assets
Capital stock, at par	$317
Additional paid-in capital	29,289,824
Distributions in excess of net investment income	(100,409)
Accumulated net realized gain on investment transactions and foreign currency	687,033
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	6,583,757

$36,460,522

Net Asset Value Per Share—11 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$70,923	6,182	$11.47	*

C	$98,842	8,704.68	$11.36

Advisor	$36,290,757	3,159,101	$11.49

(a)	Includes securities on loan with a value of $529,712 (see Note E).

*	The maximum offering price per share for Class A shares was $11.98 which reflects a sales charge of 4.25%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Six Months Ended December 31, 2017 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $4,318)	100,161
Affiliated issuers	6,690	$106,851

Expenses
Advisory fee (see Note B)	150,909
Distribution fee—Class A	66
Distribution fee—Class C	252
Transfer agency—Class A	12
Transfer agency—Class C	23
Transfer agency—Advisor Class	8,509
Custodian	36,802
Administrative	23,179
Registration fees	22,055
Audit and tax	20,842
Legal	20,596
Directors’ fees	13,596
Printing	8,988
Miscellaneous	3,994

Total expenses	309,823
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(124,511)

Net expenses		185,312

Net investment loss		(78,461)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		1,132,807
Forward currency exchange contracts		(16,635)
Foreign currency transactions		4,737
Net change in unrealized appreciation/depreciation of:
Investments		3,086,479
Forward currency exchange contracts		(35,103)
Foreign currency denominated assets and liabilities		(322)

Net gain on investment and foreign currency transactions		4,171,963

Net Increase in Net Assets from Operations		$4,093,502

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended December 31, 2017 (unaudited)	Year Ended June 30, 2017
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$(78,461)	$247,347
Net realized gain on investment transactions and foreign currency	1,120,909	556,349
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	3,051,054	3,761,122

Net increase in net assets from operations	4,093,502	4,564,818
Dividends and Distributions to Shareholders from
Net investment income
Class A	(462)	(49)
Class C	(124)	– 0	–
Advisor Class	(274,318)	(13,959)
Net realized gain on investment transactions
Class A	(1,705)	– 0	–
Class C	(1,412)	– 0	–
Advisor Class	(893,979)	– 0	–
Capital Stock Transactions
Net increase	898,396	26,395,223

Total increase	3,819,898	30,946,033
Net Assets
Beginning of period	32,640,624	1,694,591

End of period (including distributions in excess of net investment income of ($100,409) and undistributed net investment income of $252,956, respectively)	$36,460,522	$32,640,624

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

December 31, 2017 (unaudited)

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of 29 portfolios. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Concentrated International Growth Portfolio (the “Fund”), a non-diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class B, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national

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NOTES TO FINANCIAL STATEMENTS (continued)

securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign

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NOTES TO FINANCIAL STATEMENTS (continued)

markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be

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NOTES TO FINANCIAL STATEMENTS (continued)

classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2017:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Information Technology	$2,531,279		$5,372,169		$	– 0	–	$7,903,448
Industrials	– 0	–	7,627,886			– 0	–	7,627,886
Consumer Discretionary	1,831,607		4,823,298			– 0	–	6,654,905
Consumer Staples	– 0	–	4,906,719			– 0	–	4,906,719
Financials	1,735,913		2,400,443			– 0	–	4,136,356
Health Care	936,510		1,772,300			– 0	–	2,708,810
Materials	– 0	–	1,314,113			– 0	–	1,314,113
Short-Term Investments	1,200,317		– 0	–		– 0	–	1,200,317
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	555,830		– 0	–		– 0	–	555,830

Total Investments in Securities	8,791,456		28,216,928	(a)		– 0	–	37,008,384
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts	– 0	–	50,553			– 0	–	50,553
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(61,656)			– 0	–	(61,656)

Total(c)(d)	$8,791,456		$28,205,825		$	– 0	–	$36,997,281

(a)	A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)	There were no transfers from Level 1 to Level 2 during the reporting period.

(c)	An amount of $1,255,224 was transferred from Level 2 to Level 1 as the above mentioned foreign equity fair valuation by the third party vendor was not applied during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe

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NOTES TO FINANCIAL STATEMENTS (continued)

how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .85% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to 1.30%, 2.05% and 1.05% of the daily average net assets for Class A, Class C and Advisor Class shares, respectively. Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne; such waivers that are subject to repayment amounted to $56,163 for the fiscal period ended June 30, 2015 and $228,495 for the year ended June 30, 2016, respectively. In any case, no reimbursement payment will be made that would cause the Fund’s total annual fund operating expenses to exceed the net fee percentages set forth above. For the six months ended December 31, 2017, the reimbursements/waivers amounted to $123,088. The Expense Caps may not be terminated by the Adviser before February 12, 2018.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended December 31, 2017, the reimbursement for such services amounted to $23,179.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $9,000 for the six months ended December 31, 2017.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $0 from the sale of Class A shares and received $0 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended December 31, 2017.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’ pro rata share of the effective advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended December 31, 2017, such waiver amounted to $1,182. A summary of the Fund’s transactions in AB mutual funds for the six months ended December 31, 2017 is as follows:

Fund	Market Value 6/30/17 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/17 (000)	Dividend Income (000)
Government Money Market Portfolio	$1,185		$6,789	$6,774	$1,200	$6
Government Money Market Portfolio*	– 0	–	1,904	1,348	556	1

Total					$1,756	$7

*	Investments of cash collateral for securities lending transactions (see Note E).

Brokerage commissions paid on investment transactions for the six months ended December 31, 2017 amounted to $7,281, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $116 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder

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NOTES TO FINANCIAL STATEMENTS (continued)

vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended December 31, 2017 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$5,497,126		$5,871,475
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$7,171,801
Gross unrealized depreciation	(589,021)

Net unrealized appreciation	$6,582,780

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange

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NOTES TO FINANCIAL STATEMENTS (continued)

contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended December 31, 2017, the Fund held forward currency exchange contracts for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by the OTC counterparty tables below.

During the six months ended December 31, 2017, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$50,553	Unrealized depreciation on forward currency exchange contracts	$61,656

Total		$50,553		$61,656

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$(16,635)	$(35,103)

Total		$(16,635)	$(35,103)

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended December 31, 2017:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$5,113,492
Average principal amount of sale contracts	$5,170,690

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements and net of the related collateral received/pledged by the Fund as of December 31, 2017. Exchange-traded derivatives are not subject to netting arrangements and as such are excluded from the table. Exchange-traded derivatives are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
OTC Derivatives:
Bank of America, NA	$29,783	$(29,783)		$	– 0	–	$	– 0	–	$	– 0	–
Citibank, NA	3,398	– 0	–		– 0	–		– 0	–		3,398
State Street Bank & Trust Co.	17,372	(2,206)			– 0	–		– 0	–		15,166

Total	$50,553	$(31,989)		$	– 0	–	$	– 0	–		$18,564	^

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
OTC Derivatives:
Bank of America, NA	$59,450	$(29,783)	$	– 0	–	$	– 0	–	$29,667
State Street Bank & Trust Co.	2,206	(2,206)		– 0	–		– 0	–	– 0	–

Total	$61,656	$(31,989)	$	– 0	–	$	– 0	–	$29,667	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 31

NOTES TO FINANCIAL STATEMENTS (continued)

existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2017, the Fund had securities on loan with a value of $529,712 and had received cash collateral which has been invested into Government Money Market Portfolio of $555,830. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $0 and $1,492 from the borrowers and Government Money Market Portfolio, respectively, for the six months ended December 31, 2017; these amounts are reflected in the statement of operations. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended December 31, 2017, such waiver amounted to $241. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

NOTE F

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Six Months Ended December 31, 2017 (unaudited)	Year Ended June 30, 2017		Six Months Ended December 31, 2017 (unaudited)	Year Ended June 30, 2017

Class A
Shares sold	5,021	– 0	–(a)	$54,981	$4

Shares issued in reinvestment of dividends and distributions	161	– 0	–	1,807	– 0	–

Net increase	5,182	– 0	–	$56,788	$4

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares			Amount
	Six Months Ended December 31, 2017 (unaudited)	Year Ended June 30, 2017		Six Months Ended December 31, 2017 (unaudited)	Year Ended June 30, 2017

Class C
Shares sold	5,858	1,736		$65,233	$18,211

Shares issued in reinvestment of dividends and distributions	111	– 0	–	1,229	– 0	–

Net increase	5,969	1,736		$66,462	$18,211

Advisor Class
Shares sold	430,300	3,352,888		$4,897,620	$30,997,232

Shares issued in reinvestment of dividends and distributions	764	– 0	–	8,574	– 0	–

Shares redeemed	(373,401)	(449,450)		(4,131,048)	(4,620,224)

Net increase	57,663	2,903,438		$775,146	$26,377,008

(a)	Share amount is less than one full share.

At December 31, 2017, a shareholder of the Fund owned 99% of the Fund’s outstanding shares. Significant transactions by such shareholder, if any, may impact the Fund’s performance.

NOTE G

Risks Involved in Investing in the Fund

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Non-Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 33

NOTES TO FINANCIAL STATEMENTS (continued)

Sector Risk—The Fund may have more risk because of concentrated investments in a particular market sector, such as the technology or financial services sector. Market or economic factors affecting that sector could have a major effect on the value of the Fund’s investments.

Capitalization Risk—Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended December 31, 2017.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending June 30, 2018 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended June 30, 2017 and June 30, 2016 were as follows:

	2017	2016
Distributions paid from:
Ordinary income	$14,008	$3,667

Total distributions paid	$14,008	$3,667

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NOTES TO FINANCIAL STATEMENTS (continued)

As of June 30, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$740,407
Accumulated capital and other losses	– 0 –	(a)
Unrealized appreciation/(depreciation)	3,508,472	(b)

Total accumulated earnings/(deficit)	$4,248,879

(a)	At June 30, 2017, the Fund had a qualified late-year ordinary loss deferral of $288,780. These losses are deemed to arise on July 1, 2017.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2017, the Fund did not have any capital loss carryforwards.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended December 31, 2017 (unaudited)	Year Ended June 30,	April 15, 2015(a) to June 30, 2015
2017	2016

Net asset value, beginning of period	$ 10.50	$ 8.46	$ 9.77	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	(.04)	.05	.03	.03
Net realized and unrealized gain (loss) on investment transactions and foreign currency	1.37	2.04	(1.34)	(.26)

Net increase (decrease) in net asset value from operations	1.33	2.09	(1.31)	(.23)

Less: Dividends and Distributions
Dividends from net investment income	(.08)	(.05)	(.00	)(d)	– 0	–
Distributions from net realized gain on investment transactions	(.28)	– 0	–	(.00	)(d)	– 0	–

Total dividends and distributions	(.36)	(.05)	– 0	–	– 0	–

Net asset value, end of period	$ 11.47	$ 10.50	$ 8.46	$ 9.77

Total Return
Total investment return based on net asset value(e)	12.74%	24.83%	(13.39)%	(2.30)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$71	$11	$9	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.29	%^	1.29%	1.30%	1.30	%^
Expenses, before waivers/reimbursements(f)	2.07	%^	8.96%	17.79%	18.01	%^
Net investment income (loss)(c)	(.70	)%^	.54%	.34%	1.58	%^
Portfolio turnover rate	16%	66%	42%	2%

See footnote summary on page 38.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended December 31, 2017 (unaudited)	Year Ended June 30,				April 15, 2015(a) to June 30, 2015
		2017		2016

Net asset value, beginning of period	$ 10.39	$ 8.39		$ 9.75		$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	(.08)	(.02)		(.04)		.02
Net realized and unrealized gain (loss) on investment transactions and foreign currency	1.36	2.02		(1.32)		(.27)

Net increase (decrease) in net asset value from operations	1.28	2.00		(1.36)		(.25)

Less: Dividends and Distributions
Dividends from net investment income	(.03)	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(.28)	– 0	–	(.00	)(d)	– 0	–

Total dividends and distributions	(.31)	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 11.36	$ 10.39		$ 8.39		$ 9.75

Total Return
Total investment return based on net asset value(e)	12.37%	23.84%		(13.93)%		(2.50)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$99	$28		$8		$9
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	2.04%^	2.04%		2.05%		2.05	%^
Expenses, before waivers/reimbursements(f)	2.90%^	9.39%		18.58%		18.73	%^
Net investment income (loss)(c)	(1.47)%^	(.20)%		(.43)%		.81	%^
Portfolio turnover rate	16%	66%		42%		2%

See footnote summary on page 38.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 37

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended December 31, 2017 (unaudited)	Year Ended June 30,	April 15, 2015(a) to June 30, 2015
2017	2016

Net asset value, beginning of period	$ 10.51	$ 8.47	$ 9.77	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	(.03)	.20	.05	.04
Net realized and unrealized gain (loss) on investment transactions and foreign currency	1.38	1.91	(1.33)	(.27)

Net increase (decrease) in net asset value from operations	1.35	2.11	(1.28)	(.23)

Less: Dividends and Distributions
Dividends from net investment income	(.09)	(.07)	(.02)	– 0	–
Distributions from net realized gain on investment transactions	(.28)	– 0	–	(.00	)(d)	– 0	–

Total dividends and distributions	(.37)	(.07)	(.02)	– 0	–

Net asset value, end of period	$ 11.49	$ 10.51	$ 8.47	$ 9.77

Total Return
Total investment return based on net asset value(e)	12.93%	25.12%	(13.13)%	(2.30)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$36,291	$32,602	$1,678	$1,935
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.04	%^	1.04%	1.05%	1.05	%^
Expenses, before waivers/reimbursements(f)	1.74	%^	3.75%	17.53%	17.75	%^
Net investment income (loss)(c)	(.44	)%^	2.04%	.58%	1.81	%^
Portfolio turnover rate	16%	66%	42%	2%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived and reimbursed by the Adviser.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bear proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the six months ended December 31, 2017 and year ended June 30, 2017, such waiver amounted to 0.01% and 0.01%, respectively, annualized for the Fund.

^	Annualized.

See notes to financial statements.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) , Chairman Michael J. Downey(1) William H. Foulk, Jr.(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Dev Chakrabarti(2), Vice President Mark Phelps(2) , Vice President Emilie D. Wrapp, Secretary	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2	The day-to-day management of, and investment decisions for, the Fund’s Portfolio are made by the Investment Policy Team. Messrs. Phelps and Chakrabarti are the persons with the most significant responsibility for day-to-day management of the Fund’s Portfolio

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 39

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Concentrated International Growth Portfolio (the “Fund”) at a meeting held on May 2-4, 2017 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of

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their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. To date, the Adviser has not requested any reimbursements from the Fund. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2015 and 2016 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the period reviewed.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 41

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a peer group and a peer universe, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-year period ended February 28, 2017 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, and their discussion with the Adviser of the reasons for the Fund’s underperformance in certain periods, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates paid by other funds in the same category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual advisory fee rate with a peer group median.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and

42 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Fund would be paid for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the effects of any fee waivers and/or expense reimbursements as a result of the Adviser’s expense cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 43

updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s assets (which were well below the level at which they would anticipate adding an initial breakpoint) and its profitability (currently unprofitable) to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund1

INTERNATIONAL/ GLOBAL EQUITY (continued)

INTERNATIONAL/ GLOBAL VALUE

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio1

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio1

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Money Market Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to April 17, 2017, Tax-Managed All Market Income Portfolio was named Tax-Managed Balanced Wealth Strategy; prior to April 24, 2017, All Market Total Return Portfolio was named Balanced Wealth Strategy; prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves; prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund; prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 45

NOTES

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AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

CIG-0152-1217

DEC    12.31.17

SEMI-ANNUAL REPORT

AB EMERGING MARKETS CORE PORTFOLIO

A discussion of the Fund’s investment performance is not included in this report. AllianceBernstein L.P. would like to thank you for your interest in the Fund.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/2017	Ending Account Value 12/31/2017	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,105.00	$7.16	1.35%
Hypothetical**	$1,000	$1,018.40	$6.87	1.35%

abfunds.com	AB EMERGING MARKETS CORE PORTFOLIO | 1

EXPENSE EXAMPLE (continued)

	Beginning Account Value 7/1/2017	Ending Account Value 12/31/2017	Expenses Paid During Period*	Annualized Expense Ratio*
Class C
Actual	$1,000	$1,100.50	$11.12	2.10%
Hypothetical**	$1,000	$1,014.62	$10.66	2.10%
Advisor Class
Actual	$1,000	$1,106.60	$5.84	1.10%
Hypothetical**	$1,000	$1,019.66	$5.60	1.10%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

2 | AB EMERGING MARKETS CORE PORTFOLIO	abfunds.com

PORTFOLIO SUMMARY

December 31, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $5.3

1	All data are as of December 31, 2017. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 1.4% or less in the following countries: Chile, Czech Republic, France, Hungary, Mexico, Peru, Poland, Turkey and United Kingdom.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

abfunds.com	AB EMERGING MARKETS CORE PORTFOLIO | 3

PORTFOLIO SUMMARY (continued)

December 31, 2017 (unaudited)

TEN LARGEST HOLDINGS1

Company	U.S. $ Value	Percent of Net Assets
Tencent Holdings Ltd.	$346,778	6.6%
Samsung Electronics Co., Ltd.	268,478	5.1
Alibaba Group Holding Ltd. (Sponsored ADR)	184,673	3.5
Taiwan Semiconductor Manufacturing Co., Ltd.	153,141	2.9
China Telecom Corp., Ltd. – Class H	133,756	2.5
LUKOIL PJSC (Sponsored ADR)	133,748	2.5
PTT Global Chemical PCL (NVDR)	125,626	2.4
Wizz Air Holdings PLC	121,311	2.3
Erste Group Bank AG	100,105	1.9
Yue Yuen Industrial Holdings Ltd.	98,159	1.9
	$1,665,775	31.6%

1	Long-term investments.

4 | AB EMERGING MARKETS CORE PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS

December 31, 2017 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.1%
Information Technology – 24.4%
Electronic Equipment, Instruments & Components – 1.9%
Hon Hai Precision Industry Co., Ltd.	14,800	$47,058
Kingboard Chemical Holdings Ltd.	6,000	32,365
Tripod Technology Corp.	7,000	21,814

		101,237

Internet Software & Services – 12.4%
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	1,071	184,673
Baidu, Inc. (Sponsored ADR)(a)	110	25,763
Bitauto Holdings Ltd. (ADR)(a)	600	19,080
NetEase, Inc. (ADR)	230	79,366
Tencent Holdings Ltd.	6,700	346,778

		655,660

Semiconductors & Semiconductor Equipment – 3.5%
Taiwan Semiconductor Manufacturing Co., Ltd.	20,000	153,141
Winbond Electronics Corp.	38,128	29,893

		183,034

Technology Hardware, Storage & Peripherals – 6.6%
Pegatron Corp.	11,000	26,504
Primax Electronics Ltd.	20,000	52,851
Samsung Electronics Co., Ltd.	113	268,478

		347,833

		1,287,764

Financials – 21.0%
Banks – 15.6%
Agricultural Bank of China Ltd. – Class H	166,000	77,147
Akbank Turk AS	7,960	20,658
Banco de Chile	64,490	10,354
Banco Macro SA (ADR)	410	47,511
Bank of China Ltd. – Class H	100,000	48,974
China Construction Bank Corp. – Class H	68,000	62,597
Credicorp Ltd.	175	36,300
Erste Group Bank AG(a)	2,310	100,105
Hana Financial Group, Inc.	1,980	92,033
Industrial & Commercial Bank of China Ltd. – Class H	38,000	30,462
Itausa – Investimentos Itau SA (Preference Shares)	23,099	75,342
KB Financial Group, Inc.	1,450	85,815
Komercni banka as	710	30,509
OTP Bank PLC	920	37,997
Shinhan Financial Group Co., Ltd.	1,450	66,928

		822,732

Consumer Finance – 1.5%
Samsung Card Co., Ltd.(a)	2,100	77,682

abfunds.com	AB EMERGING MARKETS CORE PORTFOLIO | 5

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Diversified Financial Services – 1.7%
Fubon Financial Holding Co., Ltd.	54,000	$91,798

Insurance – 2.2%
DB Insurance Co., Ltd.(a)	300	19,952
PICC Property & Casualty Co., Ltd. – Class H	16,000	30,653
Powszechny Zaklad Ubezpieczen SA	5,340	64,591

		115,196

		1,107,408

Consumer Discretionary – 10.6%
Hotels, Restaurants & Leisure – 3.3%
Gourmet Master Co., Ltd.	6,675	97,295
Xiabuxiabu Catering Management China Holdings Co., Ltd.(b)	22,700	45,616
Yum China Holdings, Inc.	730	29,214

		172,125

Media – 1.0%
Sun TV Network Ltd.	3,330	51,713

Specialty Retail – 2.1%
Chow Tai Fook Jewellery Group Ltd.	67,400	70,740
PC Jeweller Ltd.	5,370	38,529

		109,269

Textiles, Apparel & Luxury Goods – 4.2%
ANTA Sports Products Ltd.	11,000	49,911
Li Ning Co., Ltd.(a)	38,500	31,193
LVMH Moet Hennessy Louis Vuitton SE	80	23,480
Pou Chen Corp.	16,000	20,680
Yue Yuen Industrial Holdings Ltd.	25,000	98,159

		223,423

		556,530

Industrials – 9.3%
Airlines – 2.3%
Wizz Air Holdings PLC(a)(b)	2,450	121,311

Industrial Conglomerates – 2.6%
Far Eastern New Century Corp.	57,000	51,225
Jardine Strategic Holdings Ltd.	2,200	87,076

		138,301

Professional Services – 1.6%
51job, Inc. (ADR)(a)	1,390	84,582

Transportation Infrastructure – 2.8%
Grupo Aeroportuario del Pacifico SAB de CV – Class B	3,810	39,142
Jiangsu Expressway Co., Ltd. – Class H	48,000	72,974
Zhejiang Expressway Co., Ltd. – Class H	32,000	35,183

		147,299

		491,493

6 | AB EMERGING MARKETS CORE PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Telecommunication Services – 6.7%
Diversified Telecommunication Services – 5.6%
China Telecom Corp., Ltd. – Class H	282,000	$133,756
Chunghwa Telecom Co., Ltd.	24,000	85,371
KT Corp. (Sponsored ADR)(a)	4,900	76,489

		295,616

Wireless Telecommunication Services – 1.1%
China Mobile Ltd.	5,500	55,616

		351,232

Energy – 6.3%
Oil, Gas & Consumable Fuels – 6.3%
China Petroleum & Chemical Corp. – Class H	98,000	71,779
LUKOIL PJSC (Sponsored ADR)	2,320	133,748
Petronet LNG Ltd.	21,670	86,116
YPF SA (Sponsored ADR)	1,640	37,572

		329,215

Materials – 5.7%
Chemicals – 4.1%
Formosa Chemicals & Fibre Corp.	16,000	55,200
PTT Global Chemical PCL (NVDR)	48,200	125,626
Sinopec Shanghai Petrochemical Co., Ltd. – Class H	62,000	35,246

		216,072

Metals & Mining – 0.6%
POSCO	100	31,105

Paper & Forest Products – 1.0%
Lee & Man Paper Manufacturing Ltd.	47,000	55,341

		302,518

Consumer Staples – 5.3%
Food Products – 2.8%
Uni-President Enterprises Corp.	24,000	53,151
WH Group Ltd.(b)	85,500	96,522

		149,673

Household Products – 1.3%
Colgate-Palmolive Co.	870	65,641

Personal Products – 0.4%
Unilever PLC	420	23,296

Tobacco – 0.8%
Philip Morris International, Inc.	390	41,204

		279,814

Health Care – 4.5%
Health Care Equipment & Supplies – 1.7%
St. Shine Optical Co., Ltd.	2,700	88,105

Health Care Providers & Services – 0.8%
Qualicorp SA	4,600	42,983

abfunds.com	AB EMERGING MARKETS CORE PORTFOLIO | 7

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares		U.S. $ Value

Pharmaceuticals – 2.0%
Hypermarcas SA		6,000		$65,117
Richter Gedeon Nyrt		1,490		39,011

				104,128

				235,216

Real Estate – 1.8%
Real Estate Management & Development – 1.8%
Aldar Properties PJSC		160,410		96,087

Utilities – 1.5%
Electric Utilities – 0.7%
Transmissora Alianca de Energia Eletrica SA		5,600		36,026

Water Utilities – 0.8%
Cia de Saneamento de Minas Gerais-COPASA		3,200		41,911

				77,937

Total Common Stocks (cost $4,111,248)				5,115,214

SHORT-TERM INVESTMENTS – 3.7%
Investment Companies – 3.7%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.12%(c)(d)(e) (cost $194,442)		194,442		194,442

		Principal Amount (000)
Time Deposits – 0.0%
BBH, Grand Cayman (0.567)%, 1/02/18	EUR	0	*	265
0.165%, 1/02/18	GBP	1		1,221
0.35%, 1/02/18	SGD	0	*	2
0.46%, 1/02/18	HKD	7		875
7.974%, 1/02/18	ZAR	0	*	9

Total Time Deposits (cost $2,363)				2,372

Total Short-Term Investments (cost $196,805)				196,814

Total Investments – 100.8% (cost $4,308,053)				5,312,028
Other assets less liabilities – (0.8)%				(41,763)

Net Assets – 100.0%				$5,270,265

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PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	116	IDR	1,576,978	3/14/18	$411
Bank of America, NA	USD	308	INR	20,171	3/14/18	6,218
Barclays Bank PLC	EUR	112	USD	132	3/14/18	(2,485)
Barclays Bank PLC	HKD	2,310	USD	296	3/14/18	210
Barclays Bank PLC	USD	51	EUR	43	3/14/18	631
Barclays Bank PLC	USD	13	HKD	102	3/14/18	4
Standard Chartered Bank	IDR	179,178	USD	13	3/14/18	(84)
Standard Chartered Bank	INR	3,322	USD	51	3/14/18	(239)

						$4,666

*	Principal amount less than 500.

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017, the aggregate market value of these securities amounted to $263,449 or 5.0% of net assets.

(c)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(d)	Affiliated investments.

(e)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

IDR – Indonesian Rupiah

INR – Indian Rupee

SGD – Singapore Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

NVDR – Non Voting Depositary Receipt

PJSC – Public Joint Stock Company

See notes to financial statements.

abfunds.com	AB EMERGING MARKETS CORE PORTFOLIO | 9

STATEMENT OF ASSETS & LIABILITIES

December 31, 2017 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $4,113,611)	$5,117,586
Affiliated issuers (cost $194,442)	194,442
Foreign currencies, at value (cost $14,416)	14,381
Receivable from Adviser	17,349
Unaffiliated dividends receivable	15,309
Receivable for investment securities sold	7,837
Unrealized appreciation on forward currency exchange contracts	7,474
Affiliated dividends receivable	98

Total assets	5,374,476

Liabilities
Custody fee payable	33,399
Audit and tax fee payable	22,874
Accrued foreign capital gains tax payable	13,869
Legal fee payable	6,707
Printing fee payable	5,303
Unrealized depreciation on forward currency exchange contracts	2,808
Transfer Agent fee payable	985
Directors’ fee payable	230
Due to Custodian	44
Distribution fee payable	14
Accrued expenses and other liabilities	17,978

Total liabilities	104,211

Net Assets	$5,270,265

Composition of Net Assets
Capital stock, at par	$43
Additional paid-in capital	4,101,067
Undistributed net investment income	10,451
Accumulated net realized gain on investment and foreign currency transactions	158,694
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	1,000,010

$5,270,265

Net Asset Value Per Share—30 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$12,447	1,017.416	$12.23	*

C	$12,324	1,007.418	$12.23

Advisor	$5,245,494	428,598	$12.24

*	The maximum offering price per share for Class A shares was $12.77 which reflects a sales charge of 4.25%.

See notes to financial statements.

10 | AB EMERGING MARKETS CORE PORTFOLIO	abfunds.com

STATEMENT OF OPERATIONS

Six Months Ended December 31, 2017 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $12,874)	$96,679
Affiliated issuers	440
Interest	13	$97,132

Expenses
Advisory fee (see Note B)	27,513
Transfer agency—Class A	8
Transfer agency—Class C	10
Transfer agency—Advisor Class	3,396
Distribution fee—Class A	17
Distribution fee—Class C	67
Custodian	46,849
Administrative	34,760
Audit and tax	27,742
Legal	15,319
Directors’ fees	14,755
Printing	7,001
Registration fees	37
Miscellaneous	13,339

Total expenses	190,813
Less: expenses waived and reimbursed by the Adviser (see Note B)	(158,924)

Net expenses		31,889

Net investment income		65,243

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		435,389	(a)
Futures		6,249
Foreign currency transactions		2,099
Net change in unrealized appreciation/depreciation on:
Investments		51,919	(b)
Forward currency exchange contracts		4,666
Foreign currency denominated assets and liabilities		(103)

Net gain on investment and foreign currency transactions		500,219

Net Increase in Net Assets from Operations		$565,462

(a)	Net of foreign capital gains taxes of $3,189.

(b)	Net of increase in accrued foreign capital gains taxes of $893.

See notes to financial statements.

abfunds.com	AB EMERGING MARKETS CORE PORTFOLIO | 11

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended December 31, 2017 (unaudited)	Year Ended June 30, 2017
Increase in Net Assets from Operations
Net investment income	$65,243	$72,608
Net realized gain on investment and foreign currency transactions	443,737	512,864
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	56,482	405,410

Net increase in net assets from operations	565,462	990,882
Dividends and Distributions to Shareholders from
Net investment income
Class A	(182)	(134)
Class C	(81)	(54)
Advisor Class	(89,320)	(79,812)
Net realized gain on investment and foreign currency transactions
Class A	(1,490)	– 0	–
Class C	(1,475)	– 0	–
Advisor Class	(627,767)	– 0	–
Capital Stock Transactions
Net increase (decrease)	– 0	–	(920,000)

Total decrease	(154,853)	(9,118)
Net Assets
Beginning of period	5,425,118	5,434,236

End of period (including undistributed net investment income of $10,451 and $34,791 respectively)	$5,270,265	$5,425,118

See notes to financial statements.

12 | AB EMERGING MARKETS CORE PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS

December 31, 2017 (unaudited)

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company comprised of 29 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Emerging Markets Core Portfolio (the “Fund”), a non-diversified portfolio. AB Emerging Markets Core Portfolio commenced operations on September 9, 2015. The Fund has authorized issuance of Class A, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1, and Class 2 shares. No classes are being publicly offered. Class R, Class K, Class I, Class Z, Class T, Class 1 or Class 2 shares have not been issued. As of December 31, 2017, AllianceBernstein L.P. (the “Adviser”) was the sole shareholder of Class A, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All ten classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

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NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short- term securities that have an original maturity of 60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value

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NOTES TO FINANCIAL STATEMENTS (continued)

pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

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NOTES TO FINANCIAL STATEMENTS (continued)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2017:

Investments in Securities	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Information Technology	$308,882		$978,882		$	– 0	–	$1,287,764
Financials	144,626		962,782			– 0	–	1,107,408
Consumer Discretionary	316,916		239,614			– 0	–	556,530
Industrials	245,983		245,510			– 0	–	491,493
Telecommunication Services	76,489		274,743			– 0	–	351,232
Energy	171,320		157,895			– 0	–	329,215
Materials	– 0	–	302,518			– 0	–	302,518
Consumer Staples	203,367		76,447			– 0	–	279,814
Health Care	104,128		131,088			– 0	–	235,216
Real Estate	96,087		– 0	–		– 0	–	96,087
Utilities	36,026		41,911			– 0	–	77,937
Short-Term Investments:
Investment Companies	194,442		– 0	–		– 0	–	194,442
Time Deposits	– 0	–	2,372			– 0	–	2,372

Total Investments in Securities	1,898,266		3,413,762	†		– 0	–	5,312,028
Other Financial Instruments*:
Assets
Forward Currency Exchange Contracts	– 0	–	7,474			– 0	–	7,474
Liabilities
Forward Currency Exchange Contracts	– 0	–	(2,808)			– 0	–	(2,808)

Total^	$1,898,266		$3,418,428		$	– 0	–	$5,316,694

†	A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see note A.1.

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

^	An amount of $133,805 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period. An amount of $508,043 was transferred from Level 2 to Level 1 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools not being used during the reporting period.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of Fund securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

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NOTES TO FINANCIAL STATEMENTS (continued)

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Fund) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

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NOTES TO FINANCIAL STATEMENTS (continued)

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $32,958 have been deferred and amortized on a straight line basis over a one year period from September 9, 2015 (commencement of operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 0.95% of the first $2.5 billion of the Fund’s average daily net assets, 0.90% of the next $2.5 billion up to $5 billion, and 0.85% of the excess of $5 billion. Prior to May 5, 2017, the Fund paid the Adviser an advisory fee at an annual rate of 1.175% of the first $1 billion of the Fund’s average daily net assets, 1.05% of the next $1 billion up to $2 billion, 1.00% of the excess of $2 billion up to $3 billion, 0.90% of the excess of $3 billion up to $6 billion, and 0.85% of the excess of $6 billion. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding expenses associated with securities sold short, acquired fund fees and expenses other than advisory fees of any AB mutual funds in which the Fund may invest, except advisory fees borne by the Fund in connection with the investment of securities lending collateral, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to 1.35%, 2.10% and 1.10% of the daily average net assets for Class A, Class C and Advisor Class shares, respectively. Effective May 5, 2017, the Expense Cap for Class A was reduced from 1.70% to 1.35% of the daily average net assets, for Class C was reduced from 2.45% to 2.10% of the daily average net assets, for Advisor Class was reduced from 1.45% to 1.10% of the daily average net assets. Any fees waived and expenses borne by the Adviser are subject to repayment by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne; such waivers that are subject to repayment amount to $210,275 for the fiscal period ended June 30, 2016, and $237,518 for the fiscal year ended June 30, 2017. In any case, no repayment will be made that would cause the Fund’s total annual operating expenses to exceed the net fee percentages specified in the

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NOTES TO FINANCIAL STATEMENTS (continued)

current Expense Caps. For the six months ended December 31, 2017, the reimbursements/waivers amounted to $124,064. The Expense Caps may not be terminated by the Adviser prior to one year from the date the Fund’s shares are first offered to the public. Also, for the period July 1, 2016 through May 4, 2017, the Adviser voluntarily waived its management fee for the Fund in an additional amount of .05% of average daily net assets. For the period July 1, 2016 through May 4, 2017, such waiver amounted to $2,408.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended December 31, 2017, the Adviser voluntarily agreed to waive such fees in the amount of $34,760.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $2,859 for the six months ended December 31, 2017.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained no front-end sales charges from the sale of Class A shares nor received any contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended December 31, 2017.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended December 31, 2017, such waiver amounted to $100.

A summary of the Fund’s transactions in AB mutual funds for the six months ended December 31, 2017, is as follows:

Fund	Market Value 6/30/17 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/17 (000)	Dividend Income (000)
Government Money Market Portfolio	$100	$1,170	$1,076	$194	$0	*

*	Amount is less than $500.

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NOTES TO FINANCIAL STATEMENTS (continued)

Brokerage commissions paid on investment transactions for the six months ended December 31, 2017, amounted to $4,086, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred no expenses in excess of the distribution costs reimbursed by the Fund for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended December 31, 2017 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$2,236,218		$2,953,338
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$1,073,497
Gross unrealized depreciation	(64,856)

Net unrealized appreciation	$1,008,641

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NOTES TO FINANCIAL STATEMENTS (continued)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its fund.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended December 31, 2017, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its fund against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

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At the time the Fund enters into a future, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the future. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a future can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended December 31, 2017, the Fund held futures for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to

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NOTES TO FINANCIAL STATEMENTS (continued)

terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by the OTC counterparty table below.

During the six months ended December 31, 2017, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$7,474	Unrealized depreciation on forward currency exchange contracts	$2,808

Total		$7,474		$2,808

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives			Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain/(loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation on forward currency exchange contracts	$	– 0	–	$4,666

Equity contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/depreciation on futures		6,249		– 0	–

Total			$6,249		$4,666

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended December 31, 2017:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts.	$455,458	(a)
Average principal amount of sale contracts	$461,034	(a)

Futures:
Average original value of buy contracts.	$82,794	(b)

(a)	Positions were open two months during the reporting period.

(b)	Positions were open four months during the reporting period.

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NOTES TO FINANCIAL STATEMENTS (continued)

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements and net of the related collateral received/pledged by the Fund as of December 31, 2017. Exchange-traded derivatives are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
OTC Derivatives:
Bank of America, NA.	$6,629	$ – 0	–	$	– 0	–	$	– 0	–	$6,629
Barclays Bank PLC	845	(845)			– 0	–		– 0	–	– 0	–

Total	$7,474	$(845)		$	– 0	–	$	– 0	–	$6,629	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
OTC Derivatives:
Barclays Bank PLC	$2,485	$(845)		$	– 0	–	$	– 0	–	$1,640
Standard Chartered Bank.	323	– 0	–		– 0	–		– 0	–	323

Total	$2,808	$(845)		$	– 0	–	$	– 0	–	$1,963	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also

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NOTES TO FINANCIAL STATEMENTS (continued)

conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Six Months Ended December 31, 2017 (unaudited)		Year Ended June 30, 2017	Six Months Ended December 31, 2017 (unaudited)			Year Ended June 30, 2017

Class A
Shares issued in reinvestment of dividends	– 0	–	13	$	– 0	–	$134

Net increase	– 0	–	13	$	– 0	–	$134

Class C
Shares issued in reinvestment of dividends	– 0	–	5	$	– 0	–	$54

Net increase	– 0	–	5	$	– 0	–	$54

Advisor Class
Shares issued in reinvestment of dividends	– 0	–	7,638	$	– 0	–	$79,812

Shares redeemed	– 0	–	(79,745)		– 0	–	(1,000,000)

Net decrease	– 0	–	(72,107)	$	– 0	–	$(920,188)

NOTE F

Risks Involved in Investing in the Fund

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, and regulatory or other uncertainties.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization

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NOTES TO FINANCIAL STATEMENTS (continued)

companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Non-diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

Sector Risk—The Fund may have more risk because of concentrated investments in a particular market sector, such as the technology or financial services sector. Market or economic factors affecting that sector could have a major effect on the value of the Fund’s investments.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended December 31, 2017.

NOTE H

Distributions to Shareholders

The tax character of distributions paid for the year ending June 30, 2018 will be determined at the end of the current fiscal year.

abfunds.com	AB EMERGING MARKETS CORE PORTFOLIO | 27

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the fiscal year ended June 30, 2017 and the fiscal period ended June 30, 2016 were as follows:

	2017	2016
Distributions paid from:
Ordinary income	$80,000	$27,010

Total taxable distributions paid	$80,000	$27,010

As of June 30, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$70,109
Accumulated capital and other losses	317,319	(a)
Unrealized appreciation/(depreciation)	941,285	(b)

Total accumulated earnings/(deficit)	$1,328,713	(c)

(a)	During the fiscal year, the Fund utilized $163,882 of capital loss carryforwards to offset current year net realized gains.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the tax treatment of accrued Argentinian capital gains tax.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2017, the Fund did not have any capital loss carryforwards.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended December 31, 2017 (unaudited)	Year Ended June 30, 2017	September 9, 2015(a) to June 30, 2016

Net asset value, beginning of period	$ 12.58	$ 10.80	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.13	.12	.07
Net realized and unrealized gain on investment and foreign currency transactions	1.16	1.79	.78

Net increase in net asset value from operations	1.29	1.91	.85

Less: Dividends and Distributions
Dividends from net investment income	(.18)	(.13)	(.05)
Distributions from net realized gain on investment and foreign currency transactions	(1.46)	– 0	–	– 0	–

Total dividends and distributions	(1.64)	(.13)	(.05)

Net asset value, end of period	$ 12.23	$ 12.58	$ 10.80

Total Return
Total investment return based on net asset value(d)	10.50%	17.96%	8.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12	$13	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.35	%(e)	1.60%	1.65	%(e)
Expenses, before waivers/reimbursements	6.83	%(e)	6.88%	8.26	%(e)
Net investment income(c)	2.01	%(e)	1.04%	.87	%(e)
Portfolio turnover rate	40%	94%	62%

See footnote summary on page 31.

abfunds.com	AB EMERGING MARKETS CORE PORTFOLIO | 29

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended December 31, 2017 (unaudited)	Year Ended June 30, 2017	September 9, 2015(a) to June 30, 2016

Net asset value, beginning of period	$ 12.54	$ 10.76	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.08	.03	.01
Net realized and unrealized gain on investment and foreign currency transactions	1.16	1.80	.77

Net increase in net asset value from operations	1.24	1.83	.78

Less: Dividends and Distributions
Dividends from net investment income	(.09)	(.05)	(.02)
Distributions from net realized gain on investment and foreign currency transactions	(1.46)	– 0	–	– 0	–

Total dividends and distributions	(1.55)	(.05)	(.02)

Net asset value, end of period	$ 12.23	$ 12.54	$ 10.76

Total Return
Total investment return based on net asset value(d)	10.05%	17.14%	7.84%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12	$13	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.10	%(e)	2.35%	2.40	%(e)
Expenses, before waivers/reimbursements	7.61	%(e)	7.67%	9.01	%(e)
Net investment income(c)	1.26	%(e)	.29%	.11	%(e)
Portfolio turnover rate	40%	94%	62%

See footnote summary on page 31.

30 | AB EMERGING MARKETS CORE PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended December 31, 2017 (unaudited)	Year Ended June 30, 2017	September 9, 2015(a) to June 30, 2016

Net asset value, beginning of period	$ 12.60	$ 10.81	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.15	.14	.09
Net realized and unrealized gain on investment and foreign currency transactions	1.16	1.81	.77

Net increase in net asset value from operations	1.31	1.95	.86

Less: Dividends and Distributions
Dividends from net investment income	(.21)	(.16)	(.05)
Distributions from net realized gain on investment and foreign currency transactions	(1.46)	– 0	–	– 0	–

Total dividends and distributions	(1.67)	(.16)	(.05)

Net asset value, end of period	$ 12.24	$ 12.60	$ 10.81

Total Return
Total investment return based on net asset value(d)	10.66%	18.34%	8.69%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,245	$5,399	$5,413
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.10	%(e)	1.35%	1.40	%(e)
Expenses, before waivers/reimbursements	6.59	%(e)	6.58%	8.01	%(e)
Net investment income(c)	2.26	%(e)	1.27%	1.12	%(e)
Portfolio turnover rate	40%	94%	62%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)	Annualized.

See notes to financial statements.

abfunds.com	AB EMERGING MARKETS CORE PORTFOLIO | 31

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) , Chairman Michael J. Downey(1) William H. Foulk, Jr.(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Kent W. Hargis(2), Vice President Stuart Rae(2), Vice President Sammy Suzuki(2), Vice President Emilie D. Wrapp, Secretary	Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer Joseph J. Mantineo, Treasurer and Chief Financial Officer

Custodian and Accounting Agent Brown Brothers Harriman & Co. 50 Post Office Square Boston, MA 02110	Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036
Principal Underwriter AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004
Transfer Agent AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s portfolio manages. Messrs. Hargis, Rae and Suzuki are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser, as proposed to be amended to effect a fee reduction (as so amended, the “Advisory Agreement”) in respect of AB Emerging Markets Core Portfolio (the “Fund”) at a meeting held on May 2-4, 2017 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the proposed advisory fee, in which the Senior Officer concluded that the proposed contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the proposed advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of

abfunds.com	AB EMERGING MARKETS CORE PORTFOLIO | 33

their business judgment. The directors noted that the proposed lowering of the advisory fee would benefit the Fund and its shareholders. The directors noted that the Adviser was reducing the fees for business reasons, and had assured them that there would be no diminution in the nature or quality of services to the Fund. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. To date, the Adviser has not requested any reimbursements from the Fund. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for the period ended December 31, 2015 and calendar year 2016 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, and that the proposed reduction in the advisory fee rate would likely impact the Adviser’s profitability analysis in future years. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of

34 | AB EMERGING MARKETS CORE PORTFOLIO	abfunds.com

the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a peer group and a peer universe, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-year period ended February 28, 2017 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, and their discussion with the Adviser of the reasons for the Fund’s underperformance in certain periods, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates paid by other funds in the same category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s pro forma contractual effective advisory fee rate (reflecting the proposed reduction in the advisory fee rate effective May 5, 2017) with a peer group median.

abfunds.com	AB EMERGING MARKETS CORE PORTFOLIO | 35

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the proposed advisory fee for the Fund would be paid for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the information included the pro forma expense ratio to reflect a reduction in the Fund’s expense ratio effective May 5, 2017. The directors considered the effects of any fee waivers and/or expense reimbursements as a result of the Adviser’s expense cap, which will be set at a lower level when the proposed advisory fee reduction takes effect on May 5, 2017. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s pro forma expense ratio was acceptable.

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Economies of Scale

The directors noted that the proposed advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

abfunds.com	AB EMERGING MARKETS CORE PORTFOLIO | 37

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund1

INTERNATIONAL/ GLOBAL EQUITY (continued)

INTERNATIONAL/ GLOBAL VALUE

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio1

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio1

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Money Market Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to April 17, 2017, Tax-Managed All Market Income Portfolio was named Tax-Managed Balanced Wealth Strategy; prior to April 24, 2017, All Market Total Return Portfolio was named Balanced Wealth Strategy; prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves; prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund; prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

38 | AB EMERGING MARKETS CORE PORTFOLIO	abfunds.com

NOTES

abfunds.com	AB EMERGING MARKETS CORE PORTFOLIO | 39

NOTES

40 | AB EMERGING MARKETS CORE PORTFOLIO	abfunds.com

AB EMERGING MARKETS CORE PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

EMCP-0152-1217

DEC    12.31.17

SEMI-ANNUAL REPORT

AB GLOBAL CORE EQUITY PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Global Core Equity Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 1

SEMI-ANNUAL REPORT

February 12, 2018

This report provides management’s discussion of fund performance for AB Global Core Equity Portfolio for the semi-annual reporting period ended December 31, 2017.

The Fund’s investment objective is to seek long-term growth of capital.

NAV RETURNS AS OF DECEMBER 31, 2017 (unaudited)

	6 Months	12 Months
AB GLOBAL CORE EQUITY PORTFOLIO
Class A Shares	9.56%	25.16%
Class C Shares	9.16%	24.21%
Advisor Class Shares[1]	9.68%	25.49%
MSCI ACWI (net)	11.21%	23.97%

1	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) net, for the six- and 12-month periods ended December 31, 2017.

All share classes of the Fund underperformed the benchmark for the six-month period, but outperformed for the 12-month period, before sales charges. For the six-month period, security selection, sector allocation and country positioning (a result of bottom-up security analysis combined with fundamental research) detracted relative to the benchmark, while currency selection was neutral. Security selection in the health care and utilities sectors detracted. Overweights in health care and telecommunications also detracted, while underweights in consumer staples and real estate contributed. Stock selection in technology and industrials also contributed. In terms of country selection, losses from an overweight to Israel more than offset gains from an underweight to Sweden.

Performance during the 12-month period was driven by stock selection. While sector selection was negative, country positioning and currency

2 | AB GLOBAL CORE EQUITY PORTFOLIO	abfunds.com

selection were neutral. Security selection in the financials and consumer discretionary sectors contributed, as did an underweight in the energy and consumer staples sectors. Stock selection in the health care and technology sectors, an overweight in telecommunications and an underweight in technology detracted.

The Fund did not utilize derivatives during the six- or 12-month periods.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equities delivered strong returns over the six-month period ended December 31, 2017. Emerging-market stocks outperformed, followed by US equities. Large-cap stocks continued to outpace their small-cap peers, and growth outperformed value, in terms of style.

Stocks continued to advance on strong economic data and growth globally. Geopolitical tensions between the US and North Korea weighed on market performance early in the period, but were soon overshadowed by strong corporate earnings and signs of improving global growth. US tax reform moved forward and the Tax Cuts and Jobs Act was signed into law in late December. Oil rallied back to two-and-a-half-year highs amid continued production cuts that should extend into late 2018.

The Fund’s strategy remains combining active stock selection, investing in firms that are attractively valued in a core portfolio setup and minimizing unintended factor risks. As such, the Fund’s Senior Investment Management Team (the “Team”) tends to avoid taking large positions relative to the market based on styles, regions and sectors. Factor returns have been volatile over recent years with quality stocks outperforming in 2015, value outperforming in 2016 and growth leading the way in 2017 driven by mega-capitalization information technology names. Despite different themes and factors driving the market, the Team’s strategy has outperformed for 2015, 2016 and 2017 with excess returns achieved through stock picking rather than timing or style biases.

INVESTMENT POLICIES

The Fund invests primarily in a portfolio of equity securities of issuers from markets around the world. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities, at least 40% of its net assets in securities of non-US companies, and invests in companies in at least three countries (including the United States).

The Fund is principally comprised of companies considered by the Adviser to offer good prospects for attractive returns relative to the general stock market. The Adviser will seek companies that are attractively valued and have the ability to generate high and sustainable returns on

(continued on next page)

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 3

invested capital. In addition to returns on invested capital, other criteria that the Adviser will consider include strong business fundamentals, capable management, prudent corporate governance, a strong balance sheet, strong earnings power, high earnings quality, low downside risk and substantial upside potential. In managing the Fund, the Adviser will not seek to have a bias towards any investment style, economic sector, country or company size. The Fund’s holdings of non-US companies will frequently include companies located in emerging markets, and at times emerging-market companies will make up a significant portion of the Fund.

Fluctuations in currency exchange rates can have a dramatic impact on the returns of equity securities. While the Adviser may hedge the foreign currency exposure resulting from the Fund’s security positions through the use of currency-related derivatives, it is not required to do so.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI ACWI is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (net; free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors. These risks may be heightened with respect to investments in emerging-market countries, where there may be an increased amount of economic, political and social instability.

Emerging Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2017 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	25.16%	19.79%
Since Inception[1]	9.03%	7.55%
CLASS C SHARES
1 Year	24.21%	23.21%
Since Inception[1]	8.19%	8.19%
ADVISOR CLASS SHARES[2]
1 Year	25.49%	25.49%
Since Inception[1]	9.28%	9.28%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.22%, 2.06% and 0.97% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 1.15%, 1.90% and 0.90% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before October 31, 2018 and may be extended by the Adviser for additional one-year terms. Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s total annual operating expenses to exceed the expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception date: 11/12/2014.

2	Please note that this share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 7

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2017 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	19.79%
Since Inception[1]	7.55%
CLASS C SHARES
1 Year	23.21%
Since Inception[1]	8.19%
ADVISOR CLASS SHARES[2]
1 Year	25.49%
Since Inception[1]	9.28%

1	Inception date: 11/12/2014.

2	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/2017	Ending Account Value 12/31/2017	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,095.60	$6.07	1.15%
Hypothetical**	$1,000	$1,019.41	$5.85	1.15%

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 9

EXPENSE EXAMPLE (continued)

	Beginning Account Value 7/1/2017	Ending Account Value 12/31/2017	Expenses Paid During Period*	Annualized Expense Ratio*
Class C
Actual	$1,000	$1,091.60	$10.02	1.90%
Hypothetical**	$1,000	$1,015.63	$9.65	1.90%
Advisor Class
Actual	$1,000	$1,096.80	$4.76	0.90%
Hypothetical**	$1,000	$1,020.67	$4.58	0.90%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

December 31, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $391.4

1	All data are as of December 31, 2017. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 1.4% or less in the following countries: Brazil, Russia, South Korea and Spain.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 11

PORTFOLIO SUMMARY (continued)

December 31, 2017 (unaudited)

TEN LARGEST HOLDINGS1

Company	U.S. $ Value	Percent of Net Assets
Anthem, Inc.	$19,660,249	5.0%
Microsoft Corp.	18,029,180	4.6
NIKE, Inc. – Class B	16,824,762	4.3
KDDI Corp.	15,393,059	3.9
Service Corp. International/US	14,312,183	3.7
Starbucks Corp.	13,607,694	3.5
Dover Corp.	12,963,076	3.3
Alphabet, Inc. – Class C	11,511,446	2.9
MTN Group Ltd.	10,856,990	2.8
L’Oreal SA	10,829,544	2.8
	$143,988,183	36.8%

1	Long-term investments.

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PORTFOLIO OF INVESTMENTS

December 31, 2017 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.4%
Financials – 17.6%
Banks – 9.1%
Citigroup, Inc.	90,380	$6,725,176
DBS Group Holdings Ltd.	560,000	10,357,918
Jyske Bank A/S	187,593	10,665,960
Wells Fargo & Co.	128,880	7,819,149

		35,568,203

Capital Markets – 7.1%
BlackRock, Inc. – Class A	7,836	4,025,432
CME Group, Inc. – Class A	35,605	5,200,110
Julius Baer Group Ltd.(a)	128,474	7,856,450
London Stock Exchange Group PLC	56,536	2,891,635
Singapore Exchange Ltd.	1,405,500	7,804,581

		27,778,208

Diversified Financial Services – 1.4%
Cielo SA	762,783	5,407,584

		68,753,995

Consumer Discretionary – 16.5%
Auto Components – 0.9%
Autoliv, Inc.	25,890	3,290,101

Diversified Consumer Services – 4.9%
Service Corp. International/US	383,499	14,312,183
Sotheby’s(a)	92,484	4,772,174

		19,084,357

Hotels, Restaurants & Leisure – 4.6%
Compass Group PLC	121,303	2,615,561
Starbucks Corp.	236,944	13,607,694
Telepizza Group SA(a)(b)	332,225	1,869,690

		18,092,945

Media – 0.8%
Omnicom Group, Inc.	44,680	3,254,044

Specialty Retail – 1.0%
AutoZone, Inc.(a)	5,610	3,990,786

Textiles, Apparel & Luxury Goods – 4.3%
NIKE, Inc. – Class B	268,981	16,824,762

		64,536,995

Information Technology – 14.5%
Communications Equipment – 0.9%
Cisco Systems, Inc.	87,572	3,354,008

Internet Software & Services – 2.9%
Alphabet, Inc. – Class C(a)	11,001	11,511,446

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

IT Services – 2.6%
Visa, Inc. – Class A	90,546	$10,324,055

Semiconductors & Semiconductor Equipment – 2.8%
Intel Corp.	166,633	7,691,779
Taiwan Semiconductor Manufacturing Co., Ltd.	424,000	3,246,600

		10,938,379

Software – 4.6%
Microsoft Corp.	210,769	18,029,180

Technology Hardware, Storage & Peripherals – 0.7%
Samsung Electronics Co., Ltd.	1,150	2,732,298

		56,889,366

Industrials – 13.9%
Air Freight & Logistics – 1.5%
CH Robinson Worldwide, Inc.	64,724	5,766,261

Airlines – 1.6%
Japan Airlines Co., Ltd.	162,000	6,329,317

Commercial Services & Supplies – 2.1%
Stericycle, Inc.(a)	81,440	5,537,106
Taiwan Secom Co., Ltd.	859,000	2,644,098

		8,181,204

Machinery – 5.8%
Dover Corp.	128,360	12,963,076
Kone Oyj – Class B	181,725	9,759,131

		22,722,207

Professional Services – 2.1%
RELX NV	365,580	8,402,647

Transportation Infrastructure – 0.8%
Flughafen Zurich AG	13,600	3,108,509

		54,510,145

Health Care – 12.9%
Biotechnology – 3.7%
Biogen, Inc.(a)	20,300	6,466,971
Gilead Sciences, Inc.	111,116	7,960,350

		14,427,321

Health Care Providers & Services – 7.3%
Anthem, Inc.	87,375	19,660,249
UnitedHealth Group, Inc.	40,393	8,905,041

		28,565,290

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Pharmaceuticals – 1.9%
Roche Holding AG	13,214	$3,341,231
Shire PLC	79,420	4,115,633

		7,456,864

		50,449,475

Telecommunication Services – 7.9%
Wireless Telecommunication Services – 7.9%
China Mobile Ltd.	461,000	4,661,652
KDDI Corp.	619,700	15,393,059
MTN Group Ltd.	983,390	10,856,990

		30,911,701

Energy – 4.6%
Energy Equipment & Services – 0.9%
Schlumberger Ltd.	50,830	3,425,434

Oil, Gas & Consumable Fuels – 3.7%
ConocoPhillips	63,090	3,463,010
LUKOIL PJSC (Sponsored ADR)	96,972	5,590,436
Royal Dutch Shell PLC – Class B	162,820	5,482,806

		14,536,252

		17,961,686

Utilities – 4.3%
Electric Utilities – 1.6%
Enel Americas SA (Sponsored ADR)	252,052	2,815,421
Enel Chile SA (ADR)	619,590	3,519,271

		6,334,692

Water Utilities – 2.7%
Guangdong Investment Ltd.	7,852,000	10,498,152

		16,832,844

Consumer Staples – 4.0%
Food & Staples Retailing – 0.6%
CVS Health Corp.	33,250	2,410,625

Food Products – 0.6%
Danone SA	29,371	2,461,023

Personal Products – 2.8%
L’Oreal SA	48,874	10,829,544

		15,701,192

Materials – 2.0%
Chemicals – 2.0%
BASF SE	73,034	8,006,824

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares		U.S. $ Value

Real Estate – 1.2%
Real Estate Management & Development – 1.2%
CBRE Group, Inc. – Class A(a)		104,410		$4,521,997

Total Common Stocks (cost $326,426,952)				389,076,220

SHORT-TERM INVESTMENTS – 0.2%
Investment Companies – 0.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.12%(c)(d)(e) (cost $394,171)		394,171		394,171

		Principal Amount (000)
Time Deposits – 0.1%
BBH, Grand Cayman (10.00)%, 1/02/18	SEK	1		116
(1.45)%, 1/03/18	CHF	39		40,354
(0.54)%, 1/02/18	DKK	1		127
0.33%, 1/02/18	CAD	0	*	1
0.333%, 1/02/18	AUD	0	*	2
7.974%, 1/02/18	ZAR	4		292
BNP Paribas, Paris 0.46%, 1/02/18	HKD	613		78,417
Hong Kong & Shanghai Bank, Singapore 0.35%, 1/02/18	SGD	66		48,999
Sumitomo, Tokyo (0.567)%, 1/02/18	EUR	30		36,316
(0.25)%, 1/04/18	JPY	4,459		39,571
0.165%, 1/02/18	GBP	57		77,083

Total Time Deposits (cost $319,237)				321,278

Total Short-Term Investments (cost $713,408)				715,449

Total Investments – 99.6% (cost $327,140,360)				389,791,669
Other assets less liabilities – 0.4%				1,651,637

Net Assets – 100.0%				$391,443,306

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PORTFOLIO OF INVESTMENTS (continued)

*	Principal amount less than 500.

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017, the market value of this security amounted to $1,869,690 or 0.5% of net assets.

(c)	Affiliated investments.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(e)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

DKK – Danish Krone

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

JPY – Japanese Yen

SEK – Swedish Krona

SGD – Singapore Dollar

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

PJSC – Public Joint Stock Company

See notes to financial statements.

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 17

STATEMENT OF ASSETS & LIABILITIES

December 31, 2017 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $326,746,189)	$389,397,498
Affiliated issuers (cost $394,171)	394,171
Receivable for capital stock sold	1,474,597
Unaffiliated dividends receivable	608,789
Affiliated dividends receivable	1,071

Total assets	391,876,126

Liabilities
Advisory fee payable	251,643
Payable for capital stock redeemed	53,488
Custody fee payable	43,730
Audit and tax fee payable	26,817
Administrative fee payable	16,834
Transfer Agent fee payable	7,720
Distribution fee payable	1,520
Due to Custodian	1,115
Directors’ fee payable	263
Accrued expenses and other liabilities	29,690

Total liabilities	432,820

Net Assets	$391,443,306

Composition of Net Assets
Capital stock, at par	$3,180
Additional paid-in capital	338,379,351
Distributions in excess of net investment income	(11,972)
Accumulated net realized loss on investment and foreign currency transactions	(9,588,841)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	62,661,588

$391,443,306

Net Asset Value Per Share—11 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$6,813,998	554,581	$12.29	*

C	$97,190	7,961	$12.21

Advisor	$384,532,118	31,233,286	$12.31

*	The maximum offering price per share for Class A shares was $12.84 which reflects a sales charge of 4.25%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Six Months Ended December 31, 2017 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $125,714)	$3,203,604
Affiliated issuers	13,023
Interest	1,107
Securities lending income	256	$3,217,990

Expenses
Advisory fee (see Note B)	1,332,139
Transfer agency—Class A	668
Transfer agency—Class C	22
Transfer agency—Advisor Class	36,537
Distribution fee—Class A	7,971
Distribution fee—Class C	441
Custodian	54,662
Administrative	34,806
Audit and tax	29,828
Registration fees	29,826
Legal	20,204
Recoupment of previously reimbursed expenses	17,662
Directors’ fees	14,786
Printing	13,368
Miscellaneous	16,296

Total expenses	1,609,216
Less: expenses waived and reimbursed by the Adviser (see Note B and Note E)	(3,214)

Net expenses		1,606,002

Net investment income		1,611,988

Realized and Unrealized Gain on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions		43,184
Foreign currency transactions		14,048
Net change in unrealized appreciation/depreciation on:
Investments		31,559,113
Foreign currency denominated assets and liabilities		8,081

Net gain on investment and foreign currency transactions		31,624,426

Net Increase in Net Assets from Operations		$33,236,414

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended December 31, 2017 (unaudited)	Year Ended June 30, 2017
Increase in Net Assets from Operations
Net investment income	$1,611,988	$3,316,844
Net realized gain on investment and foreign currency transactions	57,232	11,063,305
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	31,567,194	30,467,791

Net increase in net assets from operations	33,236,414	44,847,940
Dividends and Distributions to Shareholders from
Net investment income
Class A	(66,213)	(8,866)
Class C	(450)	(179)
Advisor Class	(4,452,284)	(1,917,949)
Net realized gain on investment and foreign currency transactions
Class A	(225,338)	– 0	–
Class C	(3,254)	– 0	–
Advisor Class	(12,476,407)	– 0	–
Capital Stock Transactions
Net increase	58,621,031	116,326,193

Total increase	74,633,499	159,247,139
Net Assets
Beginning of period	316,809,807	157,562,668

End of period (including distributions in excess of net investment income of $(11,972) and undistributed net investment income of $2,894,987, respectively)	$391,443,306	$316,809,807

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

December 31, 2017 (unaudited)

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company comprised of 29 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Global Core Equity Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1, and Class 2 shares. Class B, Class R, Class K, Class I, Class Z, Class T, Class 1, and Class 2 shares are not currently being offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national

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NOTES TO FINANCIAL STATEMENTS (continued)

securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original tern to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for

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securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be

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NOTES TO FINANCIAL STATEMENTS (continued)

classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2017:

Investments in Securities	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$23,769,867		$44,984,128		$	– 0	–	$68,753,995
Consumer Discretionary	60,051,744		4,485,251			– 0	–	64,536,995
Information Technology	50,910,468		5,978,898			– 0	–	56,889,366
Industrials	26,910,541		27,599,604			– 0	–	54,510,145
Health Care	42,992,611		7,456,864			– 0	–	50,449,475
Telecommunication Services	– 0	–	30,911,701			– 0	–	30,911,701
Energy	12,478,880		5,482,806			– 0	–	17,961,686
Utilities	6,334,692		10,498,152			– 0	–	16,832,844
Consumer Staples	2,410,625		13,290,567			– 0	–	15,701,192
Materials	– 0	–	8,006,824			– 0	–	8,006,824
Real Estate	4,521,997		– 0	–		– 0	–	4,521,997
Short-Term Investments:
Investment Companies	394,171		– 0	–		– 0	–	394,171
Time Deposits	– 0	–	321,278			– 0	–	321,278

Total Investments in Securities	230,775,596		159,016,073	†		– 0	–	389,791,669
Other Financial Instruments*:	– 0	–	– 0	–		– 0	–	– 0	–

Total^	$230,775,596		$159,016,073		$	– 0	–	$389,791,669

†	A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

^	An amount of $5,847,913 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation by the third party vendor was not used during the reporting period. There were no transfers from Level 2 to Level 1 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the

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NOTES TO FINANCIAL STATEMENTS (continued)

mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends,

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NOTES TO FINANCIAL STATEMENTS (continued)

interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Fund) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are

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determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion of the Fund’s average daily net assets, .65% of the excess over $2.5 billion up to $5 billion, and .60% of the excess of $5 billion. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to 1.15%, 1.90% and .90% of the daily average net assets for Class A, Class C and Advisor Class shares, respectively. Any fees waived and expenses borne by the Adviser through October 31, 2018 under the expense limitations in effect prior to that date may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne; such waivers that are subject to repayment amount to $269,481 for the fiscal period ended June 30, 2015, $117,707 for the fiscal year ended June 30, 2016, and $149,385 for the fiscal year ended June 30, 2017. For the six months ended December 31, 2017, the Fund made repayments to the Adviser in the amount of $17,662. In any case, no reimbursement payment will be made that would cause the Fund’s total annual operating expenses to exceed the net fee percentages set forth above. For the six months ended December 31, 2017, the reimbursements/waivers amounted to $9. The expense caps may not be terminated by the Adviser before October 31, 2018.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended December 31, 2017, the reimbursement for such services amounted to $34,806.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or

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NOTES TO FINANCIAL STATEMENTS (continued)

networking services. Such compensation retained by ABIS amounted to $29,884 for the six months ended December 31, 2017.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $49 from the sale of Class A shares and received no contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended December 31, 2017.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended December 31, 2017, such waiver amounted to $1,361.

A summary of the Fund’s transactions in AB mutual funds for the six months ended December 31, 2017 is as follows:

						Distributions
Fund	Market Value 6/30/17 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/17 (000)		Dividend Income (000)
Government Money Market Portfolio	$2,914	$40,889	$43,409	$394		$6
Government Money Market Portfolio*	3,130	26,749	29,879	– 0	–	7

Total				$394		$13

*	Investment of cash collateral for securities lending transactions (see Note E).

Brokerage commissions paid on investment transactions for the six months ended December 31, 2017 amounted to $102,216, of which $252 and $0, respectively, was paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing

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fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred no expenses in excess of the distribution costs reimbursed by the Fund for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended December 31, 2017 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$113,940,562		$70,152,456
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency contracts) are as follows:

Gross unrealized appreciation	$68,500,925
Gross unrealized depreciation	(5,849,616)

Net unrealized appreciation	$62,651,309

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivative transactions during the six months ended December 31, 2017.

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NOTES TO FINANCIAL STATEMENTS (continued)

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. A Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. Prior to June 20, 2016, such cash collateral received was invested in AB Exchange Reserves. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities

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loaned. At December 31, 2017, the Fund had no securities on loan and had received no cash collateral. The Fund earned securities lending income of $256 and $7,051 from the borrowers and Government Money Market Portfolio, respectively, for the six months ended December 31, 2017; these amounts are reflected in the statement of operations. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended December 31, 2017, such waiver amounted to $1,844. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

NOTE F

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended December 31, 2017 (unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (unaudited)	Year Ended June 30, 2017

Class A
Shares sold	41,198	439,101	$491,902	$4,648,624

Shares issued in reinvestment of dividends and distributions	23,839	861	291,551	8,866

Shares redeemed	(14,992)	(32,224)	(181,200)	(340,256)

Net increase	50,045	407,738	$602,253	$4,317,234

Class C
Shares sold	1,691	4,612	$19,848	$50,044

Shares issued in reinvestment of dividends and distributions	265	13	3,221	134

Shares redeemed	(3)	(255)	(37)	(2,786)

Net increase	1,953	4,370	$23,032	$47,392

Advisor Class
Shares sold	6,144,607	13,534,525	$74,560,552	$146,150,623

Shares issued in reinvestment of dividends and distributions	1,349,038	174,287	16,525,713	1,798,641

Shares redeemed	(2,717,742)	(3,357,275)	(33,090,519)	(35,987,697)

Net increase	4,775,903	10,351,537	$57,995,746	$111,961,567

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE G

Risks Involved in Investing in the Fund

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors. These risks may be heightened with respect to investments in emerging market countries, where there may be an increased amount of economic, political and social instability.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended December 31, 2017.

NOTE I

Distributions to Shareholders

The tax character of distributions paid for the year ending June 30, 2018 will be determined at the end of the current fiscal year.

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The tax character of distributions paid during the fiscal years ended June 30, 2017 and June 30, 2016 were as follows:

	2017	2016
Distributions paid from:
Ordinary income	$1,926,994	$1,551,143

Total taxable distributions paid	$1,926,994	$1,551,143

As of June 30, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,894,987
Undistributed capital gains	4,268,412	(a)
Unrealized appreciation/(depreciation)	29,884,908	(b)

Total accumulated earnings/(deficit)	$37,048,307

(a)	During the fiscal year, the Fund utilized $6,589,640 of capital loss forwards to offset current year net realized gains.
(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2017, the Fund did not have any capital loss carryforwards.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended December 31, 2017 (unaudited)	Year Ended June 30,	November 12, 2014(a) to June 30, 2015
2017	2016

Net asset value, beginning of period	$ 11.72	$ 9.70	$ 10.15	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.04	.16	.16	.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.08	1.94	(.51)	.11	†

Net increase (decrease) in net asset value from operations	1.12	2.10	(.35)	.17

Less: Dividends and Distributions
Dividends from net investment income	(.13)	(.08)	(.07)	(.02)
Distributions from net realized gain on investment and foreign currency transactions	(.42)	– 0	–	(.03)	– 0	–

Total dividends and distributions	(.55)	(.08)	(.10)	(.02)

Net asset value, end of period	$ 12.29	$ 11.72	$ 9.70	$ 10.15

Total Return
Total investment return based on net asset value(d)	9.56%	21.81%	(3.40)%	1.72%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,814	$5,911	$939	$48
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.15	%(e)	1.15%	1.15%	1.15	%(e)
Expenses, before waivers/reimbursements	1.15	%(e)	1.22%	1.38%	2.84	%(e)
Net investment income(c)	.66	%(e)	1.43%	1.64%	.90	%(e)
Portfolio turnover rate	20%	51%	51%	24%

See footnote summary on page 36.

34 | AB GLOBAL CORE EQUITY PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended December 31, 2017 (unaudited)	Year Ended June 30,	November 12, 2014(a) to June 30, 2015
2017	2016

Net asset value, beginning of period	$ 11.63	$ 9.67	$ 10.11	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	(.00	)(f)	.05	.06	.05
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.06	1.96	(.47)	.07	†

Net increase (decrease) in net asset value from operations	1.06	2.01	(.41)	.12

Less: Dividends and Distributions
Dividends from net investment income	(.06)	(.05)	– 0	–	(.01)
Distributions from net realized gain on investment and foreign currency transactions	(.42)	– 0	–	(.03)	– 0	–

Total dividends and distributions	(.48)	(.05)	(.03)	(.01)

Net asset value, end of period	$ 12.21	$ 11.63	$ 9.67	$ 10.11

Total Return
Total investment return based on net asset value(d)	9.16%	20.80%	(4.09)%	1.22%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$97	$70	$16	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.90	%(e)	1.90%	1.90%	1.90	%(e)
Expenses, before waivers/reimbursements	1.92	%(e)	2.06%	2.09%	4.73	%(e)
Net investment income (loss)(c)	(.07	)%(e)	.49%	.61%	.81	%(e)
Portfolio turnover rate	20%	51%	51%	24%

See footnote summary on page 36.

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 35

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended December 31, 2017 (unaudited)	Year Ended June 30,	November 12, 2014(a) to June 30, 2015
2017	2016

Net asset value, beginning of period	$ 11.75	$ 9.72	$ 10.16	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.06	.16	.15	.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.07	1.97	(.48)	.01	†

Net increase (decrease) in net asset value from operations	1.13	2.13	(.33)	.19

Less: Dividends and Distributions
Dividends from net investment income	(.15)	(.10)	(.08)	(.03)
Distributions from net realized gain on investment and foreign currency transactions	(.42)	– 0	–	(.03)	– 0	–

Total dividends and distributions	(.57)	(.10)	(.11)	(.03)

Net asset value, end of period	$ 12.31	$ 11.75	$ 9.72	$ 10.16

Total Return
Total investment return based on net asset value(d)	9.68%	22.09%	(3.17)%	1.86%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$384,532	$310,829	$156,608	$101,359
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.90	%(e)	.90%	.90%	.90	%(e)
Expenses, before waivers/reimbursements	.90	%(e)	.97%	1.08%	2.43	%(e)
Net investment income(c)	.91	%(e)	1.52%	1.59%	2.71	%(e)
Portfolio turnover rate	20%	51%	51%	24%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)	Annualized.

(f)	Amount is less than $0.005.

†	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

See notes to financial statements.

36 | AB GLOBAL CORE EQUITY PORTFOLIO	abfunds.com

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) William H. Foulk, Jr.(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

David Dalgas(2), Vice President Klaus Ingemann(2), Vice President Joseph J. Mantineo, Treasurer and Chief Financial Officer	Emilie D. Wrapp, Secretary Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services,
Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2	The day-to-day management of, and investment decisions for, the Investment Policy Team portfolio are made by the Adviser’s Investment Policy Team. Messrs. Dalgas and Ingemann are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 37

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Global Core Equity Portfolio (the “Fund”) at a meeting held on May 2-4, 2017 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

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research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2015 and 2016 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 39

Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a peer group and a peer universe, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-year period ended February 28, 2017 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates paid by other funds in the same category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund

40 | AB GLOBAL CORE EQUITY PORTFOLIO	abfunds.com

and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Fund would be paid for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the effects of any fee waivers and/or expense reimbursements as a result of the Adviser’s expense cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 41

in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

42 | AB GLOBAL CORE EQUITY PORTFOLIO	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund1

INTERNATIONAL/ GLOBAL EQUITY (continued)

INTERNATIONAL/ GLOBAL VALUE

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio1

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio1

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Money Market Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to April 17, 2017, Tax-Managed All Market Income Portfolio was named Tax-Managed Balanced Wealth Strategy; prior to April 24, 2017, All Market Total Return Portfolio was named Balanced Wealth Strategy; prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves; prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund; prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 43

NOTES

44 | AB GLOBAL CORE EQUITY PORTFOLIO	abfunds.com

AB GLOBAL CORE EQUITY PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

GCE-0152-1217

DEC    12.31.17

SEMI-ANNUAL REPORT

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB International Strategic Core Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 1

SEMI-ANNUAL REPORT

February 14, 2018

This report provides management’s discussion of fund performance for AB International Strategic Core Portfolio for the semi-annual reporting period ended December 31, 2017.

The Fund’s investment objective is to seek long-term growth of capital.

NAV RETURNS AS OF DECEMBER 31, 2017 (unaudited)

	6 Months	12 Months
AB INTERNATIONAL STRATEGIC CORE PORTFOLIO
Class A Shares	8.06%	24.26%
Class C Shares	7.61%	23.28%
Advisor Class Shares[1]	8.16%	24.61%
MSCI EAFE Index (net)	9.86%	25.03%

1	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index (net), for the six- and 12-month periods ended December 31, 2017.

All share classes of the Fund underperformed the benchmark for both periods, before sales charges.

For the six-month period, security selection within the industrials, technology and consumer discretionary sectors detracted relative to the benchmark. An overweight in technology and underweights in health care and utilities contributed. Country allocation (a result of bottom-up security analysis combined with fundamental research) detracted because of an overweight to Israel and an underweight to Japan, while an underweight to France and an overweight to Norway contributed.

For the 12-month period, security selection in the industrials, technology and consumer staples sectors detracted. Stock selection in the financials sector, an overweight in technology and an underweight in health care contributed. Country-wise, overweights to Israel and Canada detracted, while underweights to France and Germany contributed.

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The Fund utilized derivatives in the form of currency forwards for hedging purposes, which detracted from performance for both periods, and futures for investment purposes, which added to absolute performance for both periods.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equities delivered strong returns over the six-month period ended December 31, 2017. Emerging-market stocks outperformed, followed by US equities. Large-cap stocks continued to outpace their small-cap peers, and growth outperformed value, in terms of style.

Stocks continued to advance on strong economic data and growth globally. Geopolitical tensions between the US and North Korea weighed on market performance early in the period, but were soon overshadowed by strong corporate earnings and signs of improving global growth. US tax reform moved forward and the Tax Cuts and Jobs Act was signed into law in late December. Oil rallied back to two-and-a-half-year highs amid continued production cuts that should extend into late 2018.

The Fund’s Senior Investment Management Team (the “Team”) continued to be aware of the valuations of the most stable companies in the investable universe. The Fund has been positioned in such a way to avoid the most crowded positions, mindful of the risks particularly in a rising-rate environment, while at the same time aiming to provide downside protection in case of a sell-off. The Team continued to uncover attractive opportunities with below-market volatility and looked for a diverse set of opportunities in companies with attractive business models, strong capital stewardship, business models with solid recurring revenues even in cyclical industries, and companies benefiting from favorable regulations.

INVESTMENT POLICIES

The Adviser seeks to achieve the Fund’s investment objective by investing, under normal circumstances, primarily in common stocks of non-US companies, and in companies in at least three countries other than the United States.

The Fund will invest in companies that are determined by the Adviser to offer favorable long-term sustainable profitability, price stability, and attractive valuations. The Adviser will employ an integrated approach that combines both fundamental and quantitative research to identify attractive investment opportunities. Factors that the Adviser will consider in this regard will include: a company’s record and projections of profitability, accuracy and availability of information with respect to the company, success and experience of management, competitive advantage, low stock price volatility and liquidity of the

(continued on next page)

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 3

company’s securities. The Adviser will compare these results to the characteristics of the general stock markets to determine the relative attractiveness of each company at a given time. The Adviser will weigh economic, political and market factors in making investment decisions. The Adviser will seek to manage the Fund so that it is subject to less share price volatility than many other international mutual funds, although there can be no guarantee that the Adviser will be successful in this regard.

The Fund will primarily invest in mid- and large-capitalization companies, which are currently defined for the Fund as companies that have market capitalizations of $1.5 billion or more. The Fund’s holdings of non-US companies will generally include some companies located in emerging markets.

Fluctuations in currency exchange rates can have a dramatic impact on the returns of equity securities. The Adviser may adjust the foreign currency exposure resulting from the Fund’s security positions through the use of currency-related derivatives, primarily in an effort to minimize the currency risk to which the Fund is subject. However, the Adviser is not required to use such derivatives.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI EAFE Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (net, free float-adjusted market capitalization weighted) represents the equity market performance of developed markets, excluding the US and Canada. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors. These risks may be heightened with respect to investments in emerging-market countries, where there may be an increased amount of economic, political and social instability.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Capitalization Risk: Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Non-Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”).

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6 | AB INTERNATIONAL STRATEGIC CORE PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2017 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	24.26%	18.94%
Since Inception[1]	8.49%	6.58%
CLASS C SHARES
1 Year	23.28%	22.28%
Since Inception[1]	7.67%	7.67%
ADVISOR CLASS SHARES[2]
1 Year	24.61%	24.61%
Since Inception[1]	8.73%	8.73%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 5.14%, 5.71% and 4.38% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 1.20%, 1.95% and 0.95% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before October 31, 2018. Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s total annual operating expenses to exceed the expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception date: 7/29/2015.

2	This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 7

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2017 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	18.94%
Since Inception[1]	6.58%
CLASS C SHARES
1 Year	22.28%
Since Inception[1]	7.67%
ADVISOR CLASS SHARES[2]
1 Year	24.61%
Since Inception[1]	8.73%

1	Inception date: 7/29/2015.

2	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

8 | AB INTERNATIONAL STRATEGIC CORE PORTFOLIO	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/2017	Ending Account Value 12/31/2017	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,080.60	$6.29	1.20%
Hypothetical**	$1,000	$1,019.16	$6.11	1.20%

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 9

EXPENSE EXAMPLE (continued)

	Beginning Account Value 7/1/2017	Ending Account Value 12/31/2017	Expenses Paid During Period*	Annualized Expense Ratio*
Class C
Actual	$1,000	$1,076.10	$10.20	1.95%
Hypothetical**	$1,000	$1,015.38	$9.91	1.95%
Advisor Class
Actual	$1,000	$1,081.60	$4.98	0.95%
Hypothetical**	$1,000	$1,020.42	$4.84	0.95%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

December 31, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $54.7

1	All data are as of December 31, 2017. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 2.4% or less in the following countries: Belgium, Finland, Italy, Singapore, South Korea and Sweden.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 11

PORTFOLIO SUMMARY (continued)

December 31, 2017 (unaudited)

TEN LARGEST HOLDINGS1

Company	U.S. $ Value	Percent of Net Assets
Oracle Corp. Japan	$1,200,035	2.2%
RELX PLC	1,181,438	2.2
Amadeus IT Group SA – Class A	1,153,127	2.1
Aristocrat Leisure Ltd.	1,089,825	2.0
British American Tobacco PLC	1,064,072	1.9
Croda International PLC	1,039,644	1.9
Salmar ASA	1,023,884	1.9
Royal Dutch Shell PLC – Class B	1,018,336	1.9
Swiss Re AG	951,106	1.7
Mitsubishi UFJ Financial Group, Inc.	935,218	1.7
	$10,656,685	19.5%

1	Long-term investments.

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PORTFOLIO OF INVESTMENTS

December 31, 2017 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 95.7%
Financials – 26.7%
Banks – 14.6%
Bank Hapoalim BM	46,059	$338,247
BOC Hong Kong Holdings Ltd.	129,000	651,937
Danske Bank A/S	7,370	286,855
DBS Group Holdings Ltd.	43,200	799,039
DNB ASA	31,440	581,999
KBC Group NV	4,830	411,581
Mitsubishi UFJ Financial Group, Inc.	128,500	935,218
National Australia Bank Ltd.	28,290	649,685
Oversea-Chinese Banking Corp., Ltd.	52,300	483,160
Royal Bank of Canada	10,709	874,526
Seven Bank Ltd.	79,400	271,165
Sumitomo Mitsui Financial Group, Inc.	14,200	612,084
Swedbank AB – Class A	17,130	413,258
Toronto-Dominion Bank (The)	11,240	658,573

		7,967,327

Capital Markets – 4.5%
Euronext NV(a)	10,281	637,719
IG Group Holdings PLC	54,217	525,218
Partners Group Holding AG	1,095	750,286
Thomson Reuters Corp.	12,786	557,315

		2,470,538

Diversified Financial Services – 1.0%
ORIX Corp.	31,300	527,745

Insurance – 6.6%
Admiral Group PLC	9,910	267,295
Allianz SE (REG)	1,770	405,061
Direct Line Insurance Group PLC	123,820	637,152
Euler Hermes Group	3,900	570,000
NN Group NV	6,910	298,882
Swiss Re AG	10,170	951,106
Tryg A/S	19,920	498,299

		3,627,795

		14,593,405

Information Technology – 16.0%
Internet Software & Services – 1.5%
Moneysupermarket.com Group PLC	176,147	846,405

IT Services – 4.9%
Amadeus IT Group SA – Class A	16,024	1,153,127
Capgemini SE	6,690	792,376
Otsuka Corp.	9,700	742,879

		2,688,382

Semiconductors & Semiconductor Equipment – 0.3%
SCREEN Holdings Co., Ltd.	1,900	154,530

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Software – 7.7%
Check Point Software Technologies Ltd.(b)	6,183	$640,683
Constellation Software, Inc./Canada	708	429,205
Nice Ltd.	9,677	884,250
Oracle Corp. Japan	14,500	1,200,035
Playtech PLC	29,730	345,037
SAP SE	6,199	693,515

		4,192,725

Technology Hardware, Storage & Peripherals – 1.6%
Logitech International SA	11,530	388,415
Samsung Electronics Co., Ltd.	211	501,318

		889,733

		8,771,775

Consumer Discretionary – 12.7%
Distributors – 1.4%
PALTAC Corp.	17,100	779,314

Hotels, Restaurants & Leisure – 3.2%
Aristocrat Leisure Ltd.	59,184	1,089,825
Compass Group PLC	30,750	663,038

		1,752,863

Household Durables – 3.1%
Auto Trader Group PLC(a)	153,940	733,267
Fujitsu General Ltd.	18,800	412,132
Persimmon PLC	14,330	529,739

		1,675,138

Internet & Direct Marketing Retail – 0.5%
Start Today Co., Ltd.	9,100	276,213

Leisure Products – 0.9%
Bandai Namco Holdings, Inc.	15,200	496,124

Media – 1.5%
CTS Eventim AG & Co. KGaA	16,250	755,489
Daiichikosho Co., Ltd.	1,200	59,792

		815,281

Textiles, Apparel & Luxury Goods – 2.1%
HUGO BOSS AG	7,900	670,380
Moncler SpA	14,980	468,238

		1,138,618

		6,933,551

Industrials – 10.9%
Aerospace & Defense – 0.6%
BAE Systems PLC	40,630	313,921

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Airlines – 2.1%
Japan Airlines Co., Ltd.	14,400	$562,606
Qantas Airways Ltd.	154,340	605,175

		1,167,781

Commercial Services & Supplies – 1.0%
G4S PLC	149,590	538,388

Machinery – 0.5%
Kone Oyj – Class B	5,024	269,803

Professional Services – 4.9%
Intertek Group PLC	9,700	678,356
RELX PLC	50,385	1,181,438
Wolters Kluwer NV	15,494	807,696

		2,667,490

Road & Rail – 0.6%
Central Japan Railway Co.	1,900	340,025

Transportation Infrastructure – 1.2%
Aena SME SA(a)	3,330	673,923

		5,971,331

Consumer Staples – 10.0%
Beverages – 3.5%
Diageo PLC	16,110	590,502
Royal Unibrew A/S	12,723	762,040
Suntory Beverage & Food Ltd.	13,000	578,108

		1,930,650

Food Products – 2.4%
Nestle SA (REG)	3,420	294,039
Salmar ASA	34,080	1,023,884

		1,317,923

Personal Products – 1.3%
Unilever PLC	12,880	714,404

Tobacco – 2.8%
British American Tobacco PLC	15,741	1,064,072
Scandinavian Tobacco Group A/S(a)	23,210	448,886

		1,512,958

		5,475,935

Telecommunication Services – 6.4%
Diversified Telecommunication Services – 6.4%
Com Hem Holding AB	40,910	625,387
HKT Trust & HKT Ltd. – Class SS	720,000	917,873
Nippon Telegraph & Telephone Corp.	16,600	780,434
TDC A/S	77,390	475,588
Telenor ASA	32,930	704,926

		3,504,208

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Health Care – 5.0%
Health Care Equipment & Supplies – 0.8%
Cochlear Ltd.	3,170	$422,569

Pharmaceuticals – 4.2%
Novo Nordisk A/S – Class B	16,140	867,291
Recordati SpA	4,274	189,935
Roche Holding AG	2,157	545,409
Sanofi	4,036	347,467
Shionogi & Co., Ltd.	6,800	367,437

		2,317,539

		2,740,108

Materials – 4.0%
Chemicals – 2.8%
Covestro AG(a)	2,865	294,999
Croda International PLC	17,440	1,039,644
Nippon Shokubai Co., Ltd.	3,200	215,713

		1,550,356

Containers & Packaging – 1.2%
Amcor Ltd./Australia	52,639	630,737

		2,181,093

Energy – 3.6%
Oil, Gas & Consumable Fuels – 3.6%
Caltex Australia Ltd.	14,640	387,831
Royal Dutch Shell PLC – Class B	30,241	1,018,336
TOTAL SA	10,402	574,190

		1,980,357

Utilities – 0.4%
Electric Utilities – 0.4%
Endesa SA	10,550	225,641

Total Common Stocks (cost $46,637,813)		52,377,404

SHORT-TERM INVESTMENTS – 3.5%
Investment Companies – 3.5%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.12%(c)(d)(e) (cost $1,894,874)	1,894,874	1,894,874

Total Investments – 99.2% (cost $48,532,687)		54,272,278
Other assets less liabilities – 0.8%		451,199

Net Assets – 100.0%		$54,723,477

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PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at December 31, 2017	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Mini MSCI EAFE Futures	21	March 2018	USD	1	$2,117,534	$2,142,339	$24,805

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	CAD	2,482	USD	1,991	1/16/18	$16,273
Barclays Bank PLC	ILS	6,567	USD	1,883	1/16/18	(4,853)
Brown Brothers Harriman & Co.	AUD	156	USD	118	1/16/18	(3,460)
Brown Brothers Harriman & Co.	CAD	142	USD	114	1/16/18	922
Brown Brothers Harriman & Co.	CAD	299	USD	238	1/16/18	(165)
Brown Brothers Harriman & Co.	CHF	574	USD	583	1/16/18	(6,601)
Brown Brothers Harriman & Co.	EUR	365	USD	430	1/16/18	(8,635)
Brown Brothers Harriman & Co.	GBP	1,056	USD	1,396	1/16/18	(30,161)
Brown Brothers Harriman & Co.	ILS	321	USD	91	1/16/18	(1,003)
Brown Brothers Harriman & Co.	JPY	100,167	USD	893	1/16/18	3,274
Brown Brothers Harriman & Co.	JPY	29,225	USD	258	1/16/18	(1,550)
Brown Brothers Harriman & Co.	NOK	7,151	USD	877	1/16/18	5,390
Brown Brothers Harriman & Co.	SGD	603	USD	445	1/16/18	(5,548)
Brown Brothers Harriman & Co.	USD	115	AUD	151	1/16/18	3,236
Brown Brothers Harriman & Co.	USD	435	AUD	556	1/16/18	(872)
Brown Brothers Harriman & Co.	USD	142	CHF	139	1/16/18	465
Brown Brothers Harriman & Co.	USD	138	CHF	133	1/16/18	(1,380)
Brown Brothers Harriman & Co.	USD	1,278	EUR	1,086	1/16/18	26,178
Brown Brothers Harriman & Co.	USD	133	EUR	111	1/16/18	(87)
Brown Brothers Harriman & Co.	USD	553	GBP	418	1/16/18	11,444
Brown Brothers Harriman & Co.	USD	97	HKD	755	1/16/18	(270)
Brown Brothers Harriman & Co.	USD	478	ILS	1,671	1/16/18	2,136
Brown Brothers Harriman & Co.	USD	465	JPY	52,426	1/16/18	957
Brown Brothers Harriman & Co.	USD	493	NOK	4,012	1/16/18	(3,891)
Brown Brothers Harriman & Co.	USD	344	SEK	2,794	1/16/18	(3,606)
Brown Brothers Harriman & Co.	CAD	135	USD	105	4/17/18	(2,278)
Brown Brothers Harriman & Co.	GBP	299	USD	403	4/17/18	(2,628)
Brown Brothers Harriman & Co.	NOK	2,297	USD	279	4/17/18	(1,750)
Brown Brothers Harriman & Co.	USD	611	EUR	510	4/17/18	5,081
Brown Brothers Harriman & Co.	USD	245	JPY	27,546	4/17/18	625
Brown Brothers Harriman & Co.	USD	640	JPY	71,523	4/17/18	(1,495)
Goldman Sachs Bank USA	GBP	395	USD	522	1/16/18	(11,899)
Goldman Sachs Bank USA	USD	2,680	EUR	2,252	1/16/18	23,872
JPMorgan Chase Bank, NA	AUD	701	USD	547	1/16/18	463
JPMorgan Chase Bank, NA	NOK	5,088	USD	646	1/16/18	26,514
JPMorgan Chase Bank, NA	USD	1,506	CHF	1,460	1/16/18	(6,046)
JPMorgan Chase Bank, NA	KRW	403,418	USD	356	1/18/18	(21,875)
Royal Bank of Scotland PLC	GBP	598	USD	798	1/16/18	(10,111)
Royal Bank of Scotland PLC	JPY	162,490	USD	1,443	1/16/18	(308)
Royal Bank of Scotland PLC	USD	2,112	JPY	236,040	1/16/18	(15,653)
Royal Bank of Scotland PLC	USD	671	EUR	564	4/17/18	10,057

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
UBS AG	USD	554	JPY	62,040	1/16/18	$(2,770)
UBS AG	NOK	5,025	USD	602	4/17/18	(12,182)

						$(24,190)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017, the aggregate market value of these securities amounted to $2,788,794 or 5.1% of net assets.

(b)	Non-income producing security.

(c)	Affiliated investments.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(e)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

ILS – Israeli Shekel

JPY – Japanese Yen

KRW – South Korean Won

NOK – Norwegian Krone

SEK – Swedish Krona

SGD – Singapore Dollar

USD – United States Dollar

Glossary:

EAFE – Europe, Australia, and Far East

MSCI – Morgan Stanley Capital International

REG – Registered Shares

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

December 31, 2017 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $46,637,813)	$52,377,404
Affiliated issuers (cost $1,894,874)	1,894,874
Cash collateral due from broker	83,160
Foreign currencies, at value (cost $385,776)	387,303
Unrealized appreciation on forward currency exchange contracts	136,887
Unaffiliated dividends receivable	80,620
Receivable from Adviser	62,119
Receivable for capital stock sold	33,940
Receivable for investment securities sold	32,058
Affiliated dividends receivable	1,051

Total assets	55,089,416

Liabilities
Unrealized depreciation on forward currency exchange contracts	161,077
Custody fee payable	85,493
Payable for investment securities purchased	63,590
Audit and tax fee payable	23,129
Payable for variation margin on futures	5,226
Payable for capital stock redeemed	4,960
Transfer Agent fee payable	3,040
Directors’ fee payable	312
Distribution fee payable	160
Accrued expenses and other liabilities	18,952

Total liabilities	365,939

Net Assets	$54,723,477

Composition of Net Assets
Capital stock, at par	$463
Additional paid-in capital	49,133,817
Undistributed net investment income	51,662
Accumulated net realized loss on investment and foreign currency transactions	(206,072)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	5,743,607

$54,723,477

Net Asset Value Per Share—11 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$274,809	23,292	$11.80	*

C	$122,375	10,407	$11.76

Advisor	$54,326,293	4,599,225	$11.81

*	The maximum offering price per share for Class A shares was $12.32, which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 19

STATEMENT OF OPERATIONS

Six Months Ended December 31, 2017 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $27,982)	$400,641
Affiliated issuers	4,472	$405,113

Expenses
Advisory fee (see Note B)	171,292
Transfer agency—Class A	53
Transfer agency—Class C	29
Transfer agency—Advisor Class	9,396
Distribution fee—Class A	317
Distribution fee—Class C	483
Custodian	98,306
Administrative	34,250
Registration fees	33,991
Audit and tax	28,037
Legal	20,230
Directors’ fees	14,703
Printing	5,393
Miscellaneous	13,010

Total expenses	429,490
Less: expenses waived and reimbursed by the Adviser (see Note B)	(212,665)

Net expenses		216,825

Net investment income		188,288

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		216,538
Forward currency exchange contracts		(125,318)
Futures		58,960
Foreign currency transactions		(7,668)
Net change in unrealized appreciation/depreciation on:
Investments		3,256,296
Forward currency exchange contracts		(279)
Futures		24,805
Foreign currency denominated assets and liabilities		898

Net gain on investment and foreign currency transactions		3,424,232

Net Increase in Net Assets from Operations		$3,612,520

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended December 31, 2017 (unaudited)	Year Ended June 30, 2017
Increase (Decrease) in Net Assets from Operations
Net investment income	$188,288	$354,216
Net realized gain (loss) on investment and foreign currency transactions	142,512	(27,522)
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	3,281,720	2,484,609

Net increase in net assets from operations	3,612,520	2,811,303
Dividends and Distributions to Shareholders from
Net investment income
Class A	(1,515)	(746)
Class C	(255)	– 0	–
Advisor Class	(393,360)	(106,830)
Net realized gain on investment and foreign currency transactions
Class A	(1,423)	– 0	–
Class C	(639)	– 0	–
Advisor Class	(273,449)	– 0	–
Capital Stock Transactions
Net increase	16,210,677	29,868,216

Total increase	19,152,556	32,571,943
Net Assets
Beginning of period	35,570,921	2,998,978

End of period (including undistributed net investment income of $51,662 and $258,504, respectively)	$54,723,477	$35,570,921

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

December 31, 2017 (unaudited)

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company comprised of 29 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB International Strategic Core Portfolio (the “Fund”), a non-diversified portfolio. AB International Strategic Core Portfolio commenced operations on July 29, 2015. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1, and Class 2 shares. Class B, Class R, Class K, Class I, Class Z, Class T, Class 1, and Class 2 shares are not currently being offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

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NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original tern to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by

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NOTES TO FINANCIAL STATEMENTS (continued)

contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input such as another publicly traded security, the investment will be classified

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NOTES TO FINANCIAL STATEMENTS (continued)

as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2017:

Investments in Securities	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$3,185,632		$11,407,773		$	– 0	–	$14,593,405
Information Technology	1,069,888		7,701,887			– 0	–	8,771,775
Consumer Discretionary	1,263,006		5,670,545			– 0	–	6,933,551
Industrials	– 0	–	5,971,331			– 0	–	5,971,331
Consumer Staples	448,886		5,027,049			– 0	–	5,475,935
Telecommunication Services	2,018,848		1,485,360			– 0	–	3,504,208
Health Care	– 0	–	2,740,108			– 0	–	2,740,108
Materials	– 0	–	2,181,093			– 0	–	2,181,093
Energy	– 0	–	1,980,357			– 0	–	1,980,357
Utilities	– 0	–	225,641			– 0	–	225,641
Short-Term Investments:
Investment Companies	1,894,874		– 0	–		– 0	–	1,894,874

Total Investments in Securities	9,881,134		44,391,144	†		– 0	–	54,272,278
Other Financial Instruments*:
Assets
Futures	– 0	–	24,805			– 0	–	24,805	**
Forward Currency Exchange Contracts	– 0	–	136,887			– 0	–	136,887
Liabilities
Forward Currency Exchange Contracts	– 0	–	(161,077)			– 0	–	(161,077)

Total^	$9,881,134		$44,391,759		$	– 0	–	$54,272,893

†	A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

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NOTES TO FINANCIAL STATEMENTS (continued)

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

**	Only variation margin receivable/payable at period end is reported within the statements of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on exchange-traded derivatives as reported in the portfolio of investments.

^	An amount of $624,447 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period. An amount of $555,095 was transferred from Level 2 to Level 1 as the above mentioned foreign equity fair valuation using third party vendor modeling tools not being used during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

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NOTES TO FINANCIAL STATEMENTS (continued)

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation on foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Fund) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

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NOTES TO FINANCIAL STATEMENTS (continued)

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust/Fund/Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $56,814 were deferred and amortized on a straight line basis over a one year period starting from July 29, 2015 (commencement of operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the excess of $2.5 billion up to $5 billion and .60% of the excess over $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to 1.20%, 1.95% and .95% of the daily average net assets for Class A, Class C and Advisor Class shares, respectively. Any fees waived and expenses borne by the Adviser through December 31, 2017 are subject to repayment by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne; such waivers that are subject to repayment amount to $309,933 for the fiscal period ended June 30, 2016 and $403,707 for the year ended June 30, 2017. In any case, no repayment will be made that would cause the Fund’s total annual operating expenses to exceed the net fee percentages set forth above. For the

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NOTES TO FINANCIAL STATEMENTS (continued)

six months ended December 31, 2017 the reimbursements/waivers amounted to $177,404. The Expense Caps may not be terminated by the Adviser before October 31, 2018.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended December 31, 2017, the Adviser voluntarily agreed to waive such fees in the amount of $34,250.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $8,955 for the six months ended December 31, 2017.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $26 from the sale of Class A shares and received no contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended December 31, 2017.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended December 31, 2017, such waiver amounted to $1,011.

A summary of the Fund’s transactions in AB mutual funds for the six months ended December 31, 2017 is as follows:

Fund	Market Value 6/30/17 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/17 (000)	Dividend Income (000)
Government Money Market Portfolio	$997	$13,907	$13,009	$1,895	$4

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NOTES TO FINANCIAL STATEMENTS (continued)

Brokerage commissions paid on investment transactions for the six months ended December 31, 2017 amounted to $22,910, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to ..25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred no expenses in excess of the distribution costs reimbursed by the Fund for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended December 31, 2017 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$28,577,544		$10,666,556
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$6,216,587
Gross unrealized depreciation	(476,381)

Net unrealized appreciation	$5,740,206

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NOTES TO FINANCIAL STATEMENTS (continued)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended December 31, 2017, the Fund held forward currency exchange contracts for hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its fund against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a future, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is

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NOTES TO FINANCIAL STATEMENTS (continued)

shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the future. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a future can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended December 31, 2017, the Fund held futures for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by the OTC counterparty table below.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the six months ended December 31, 2017, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$136,887		Unrealized depreciation on forward currency exchange contracts	$161,077

Equity contracts	Receivable/Payable for variation margin on futures	24,805	*

Total		$161,692			$161,077

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/depreciation on exchange-traded futures as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain/(loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation on forward currency exchange contracts	$(125,318)	$(279)

Equity contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/depreciation on futures	58,960	24,805

Total		$(66,358)	$24,526

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended December 31, 2017:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$10,766,137
Average principal amount of sale contracts	$11,099,964
Futures:
Average original value of buy contracts	$1,022,709

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NOTES TO FINANCIAL STATEMENTS (continued)

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements and net of the related collateral received/pledged by the Fund as of December 31, 2017. Exchange-traded derivatives are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
OTC Derivatives:
Barclays Bank PLC	$16,273	$(4,853)	$	– 0	–	$	– 0	–	$11,420
Brown Brothers Harriman & Co.	59,708	(59,708)		– 0	–		– 0	–	– 0	–
Goldman Sachs Bank USA	23,872	(11,899)		– 0	–		– 0	–	11,973
JPMorgan Chase Bank, NA	26,977	(26,977)		– 0	–		– 0	–	– 0	–
Royal Bank of Scotland PLC	10,057	(10,057)		– 0	–		– 0	–	– 0	–

Total	$136,887	$(113,494)	$	– 0	–	$	– 0	–	$23,393	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivatives Liabilities
OTC Derivatives:
Barclays Bank PLC	$4,853	$(4,853)	$	– 0	–	$	– 0	–	$	– 0	–
Brown Brothers Harriman & Co.	75,380	(59,708)	– 0	–	– 0	–	15,672
Goldman Sachs Bank USA	11,899	(11,899)	– 0	–	– 0	–	– 0	–
JPMorgan Chase Bank, NA	27,921	(26,977)	– 0	–	– 0	–	944
Royal Bank of Scotland PLC	26,072	(10,057)	– 0	–	– 0	–	16,015
UBS AG	14,952	– 0	–	– 0	–	– 0	–	14,952

Total	$161,077	$(113,494)	$	– 0	–	$	– 0	–	$47,583	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^	Net amount represents the net unrealized receivable/payable that would be due from/to the counterparty in the event of default or termination. The net from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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NOTES TO FINANCIAL STATEMENTS (continued)

2. Currency Transactions

The Fund may invest in non-U.S. dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares				Amount
	Six Months Ended December 31, 2017 (unaudited)		Year Ended June 30, 2017		Six Months Ended December 31, 2017 (unaudited)		Year Ended June 30, 2017

Class A
Shares sold	1,960		15,275		$22,595		$156,424

Shares issued in reinvestment of dividends and distributions	233		79		2,715		746

Shares converted from Class C	– 0	–	0	(a)	– 0	–	1

Shares redeemed	(98)		(4)		(1,154)		(44)

Net increase	2,095		15,350		$24,156		$157,127

Class C
Shares sold	4,705		4,632		$53,042		$47,518

Shares issued in reinvestment of dividends and distributions	70		– 0	–	807		– 0	–

Shares converted to Class A	– 0	–	0	(a)	– 0	–	(1)

Net increase	4,775		4,632		$53,849		$47,517

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended December 31, 2017 (unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (unaudited)	Year Ended June 30, 2017

Advisor Class
Shares sold	1,535,600	2,998,834	$17,561,450	$30,819,111

Shares issued in reinvestment of dividends and distributions	50,027	9,679	583,317	91,761

Shares redeemed	(174,806)	(119,401)	(2,012,095)	(1,247,300)

Net increase	1,410,821	2,889,112	$16,132,672	$29,663,572

(a)	less than 0.5 shares.

NOTE F

Risks Involved in Investing in the Fund

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors. These risks may be heightened with respect to investments in emerging-market countries, where there may be an increased amount of economic, political and social instability.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Capitalization Risk—Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Non-Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of one security could have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

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NOTES TO FINANCIAL STATEMENTS (continued)

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended December 31, 2017.

NOTE H

Tax Information

The tax character of distributions paid for the year ending June 30, 2018 will be determined at the end of the current fiscal year.

The tax character of distributions paid during the fiscal year ended June 30, 2017 and fiscal period ended June 30, 2016 were as follows:

	2017	2016
Distributions paid from:
Ordinary income	$107,576	$40,000

Total taxable distributions paid	$107,576	$40,000

As of June 30, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$270,982
Accumulated capital and other losses	31,257	(a)
Unrealized appreciation/(depreciation)	2,345,079	(b)

Total accumulated earnings/(deficit)	$2,647,318

(a)	During the fiscal year, the Fund utilized $119,292 of capital loss carry forwards to offset current year net realized gains.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital

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NOTES TO FINANCIAL STATEMENTS (continued)

losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2017 the Fund did not have any capital loss carryforwards.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended December 31, 2017 (unaudited)	Year Ended June 30, 2017	July 29, 2015(a) to June 30, 2016

Net asset value, beginning of period	$ 11.04	$ 9.79	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.00	(d)	.22	.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.89	1.11	(.35)

Net increase (decrease) in net asset value from operations	.89	1.33	(.09)

Less: Dividends and Distributions
Dividends from net investment income	(.07)	(.08)	(.12)
Distributions from net realized gain on investment and foreign currency transactions	(.06)	– 0	–	– 0	–

Total dividends and distributions	(.13)	(.08)	(.12)

Net asset value, end of period	$ 11.80	$ 11.04	$ 9.79

Total Return
Total investment return based on net asset value(e)	8.06%	13.72%	(.84)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$275	$234	$57
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.20	%(g)	1.19%	1.20	%(g)
Expenses, before waivers/reimbursements(f)	2.13	%(g)	5.13%	23.67	%(g)
Net investment income(c)	.05	%(g)	2.15%	2.87	%(g)
Portfolio turnover rate	24%	64%	52%

See footnote summary on page 41.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended December 31, 2017 (unaudited)		Year Ended June 30, 2017		July 29, 2015(a) to June 30, 2016

Net asset value, beginning of period	$ 11.01		$ 9.75		$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	(.01)		.19		.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.85		1.07		(.28)

Net increase (decrease) in net asset value from operations	.84		1.26		(.16)

Less: Dividends and Distributions
Dividends from net investment income	(.03)		– 0	–	(.09)
Distributions from net realized gain on investment and foreign currency transactions	(.06)		– 0	–	– 0	–

Total dividends and distributions	(.09)		– 0	–	(.09)

Net asset value, end of period	$ 11.76		$ 11.01		$ 9.75

Total Return
Total investment return based on net asset value(e)	7.61%		12.92%		(1.55)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$122		$62		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.95	%(g)	1.94%		1.95	%(g)
Expenses, before waivers/reimbursements(f)	2.89	%(g)	5.70%		15.57	%(g)
Net investment income (loss)(c)	(.25	)%(g)	1.80%		1.31	%(g)
Portfolio turnover rate	24%		64%		52%

See footnote summary on page 41.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended December 31, 2017 (unaudited)	Year Ended June 30, 2017	July 29, 2015(a) to June 30, 2016

Net asset value, beginning of period	$ 11.06	$ 9.80	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.05	.27	.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.85	1.08	(.28)

Net increase (decrease) in net asset value from operations	.90	1.35	(.07)

Less: Dividends and Distributions
Dividends from net investment income	(.09)	(.09)	(.13)
Distributions from net realized gain on investment and foreign currency transactions	(.06)	– 0	–	– 0	–

Total dividends and distributions	(.15)	(.09)	(.13)

Net asset value, end of period	$ 11.81	$ 11.06	$ 9.80

Total Return
Total investment return based on net asset value(e)	8.16%	13.98%	(.63)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$54,326	$35,275	$2,932
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.95	%(g)	.94%	.95	%(g)
Expenses, before waivers/reimbursements(f)	1.88	%(g)	4.37%	14.60	%(g)
Net investment income(c)	.83	%(g)	2.60%	2.32	%(g)
Portfolio turnover rate	24%	64%	52%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)	Amount is less than $0.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(f)	In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses but bears proportionate shares of the acquired fund fees and expenses (i.e. operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the year ended June 30, 2017, such waiver amounted to 0.01% for the Fund.

(g)	Annualized.

See notes to financial statements.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) William H. Foulk, Jr.(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Kent W. Hargis(2), Vice President Sammy Suzuki(2) , Vice President Emilie D. Wrapp, Secretary	Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer Joseph J. Mantineo, Treasurer and Chief Financial Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2	The day-to-day management of, and investment decisions for, the Fund are made by its senior management team. Messrs. Hargis and Suzuki are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB International Strategic Core Portfolio (the “Fund”) at a meeting held on May 2-4, 2017 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for the period ended December 31, 2015 and calendar year 2016 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a peer group and a peer universe, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-year period ended February 28, 2017 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates paid by other funds in the same category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences

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between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Fund would be paid for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the effects of any fee waivers and/or expense reimbursements as a result of the Adviser’s expense cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the

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AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 47

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund1

INTERNATIONAL/ GLOBAL EQUITY (continued)

INTERNATIONAL/ GLOBAL VALUE

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio1

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio1

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Money Market Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to April 17, 2017, Tax-Managed All Market Income Portfolio was named Tax-Managed Balanced Wealth Strategy; prior to April 24, 2017, All Market Total Return Portfolio was named Balanced Wealth Strategy; prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves; prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund; prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

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NOTES

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 49

NOTES

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NOTES

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 51

NOTES

52 | AB INTERNATIONAL STRATEGIC CORE PORTFOLIO	abfunds.com

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

ISCP-0152-1217

DEC    12.31.17

SEMI-ANNUAL REPORT

AB SELECT US EQUITY PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Select US Equity Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 1

SEMI-ANNUAL REPORT

February 9, 2018

This report provides management’s discussion of fund performance for AB Select US Equity Portfolio for the semi-annual reporting period ended December 31, 2017.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF DECEMBER 31, 2017 (unaudited)

	6 Months	12 Months
AB SELECT US EQUITY PORTFOLIO
Class A Shares	12.68%	22.22%
Class C Shares	12.23%	21.33%
Advisor Class Shares[1]	12.77%	22.48%
Class R Shares[1]	12.46%	21.77%
Class K Shares[1]	12.56%	22.05%
Class I Shares[1]	12.83%	22.56%
S&P 500 Index	11.42%	21.83%

1	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Standard & Poor’s (“S&P”) 500 Index, for the six- and 12-month periods ended December 31, 2017.

During the six-month period, all share classes outperformed the benchmark, before sales charges. Security selection contributed relative to the benchmark, whereas sector selection detracted. Strong security selection within the industrials, real estate, energy, technology and health care sectors contributed, more than offsetting underperformance associated with security selection in the materials and consumer discretionary sectors. From a sector selection perspective, the Fund’s cash position detracted, as did an underweight to telecommunications, and overweights to industrials and real estate. However, underweight positions in health care, consumer staples and utilities offset these losses.

2 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

During the 12-month period, all share classes except Class C and R shares outperformed the benchmark, before sales charges. Security selection contributed to returns, while sector selection detracted. Strong security selection within the industrials, real estate, technology, health care and utilities sectors more than offset losses from selection in the consumer staples, financials, consumer discretionary and materials sectors. From a sector selection perspective, the Fund’s cash position detracted, as did an underweight to technology, and overweights to financials, industrials and real estate. However, the Fund’s underweight to energy, telecommunications, consumer staples, health care and utilities offset this underperformance.

The Fund utilized derivatives in the form of total return swaps for investment purposes, which had an immaterial impact on absolute returns for both periods.

MARKET REVIEW AND INVESTMENT STRATEGY

In the six-month period ended December 31, 2017, markets experienced synchronized global growth, corporate profit recovery, a weakening of the US dollar, a strengthening/stabilization of oil prices and continued low interest rates and inflation. All of this, paired with low market volatility, fueled strong returns in US equities with the S&P 500 Index returning 11.4% for the six-month period and 21.8% for the 12-month period, its best year since 2013 and its ninth straight year of positive returns. In fact, the S&P 500 Index posted positive returns in every single month of 2017. Towards the end of the year, the Republican administration passed a comprehensive tax reform bill, which remained a key focus for investors into the end of the reporting period.

INVESTMENT POLICIES

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of US companies. For purposes of this requirement, equity securities include common stock, preferred stock and derivatives related to common and preferred stocks.

The Adviser selects investments for the Fund through an intensive “bottom-up” approach that places an emphasis on companies that are engaged in business activities with solid long-term growth potential and operating in industries with high barriers to entry, that have strong cash flows and other financial metrics, and that have transparent financial statements and business models. The Adviser also evaluates the quality of company management based on a series of criteria, including: (1) management’s focus on shareholder returns, such as through a demonstrated commitment to dividends and dividend growth, share buybacks or other shareholder-friendly corporate

(continued on next page)

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 3

actions; (2) management’s employment of conservative accounting methodologies; (3) management incentives, such as direct equity ownership; and (4) management accessibility. The Adviser seeks to identify companies where events or catalysts may drive the company’s share price higher, such as earnings and/or revenue growth above consensus forecasts, potential market recognition of undervaluation or overstated market-risk discount, or the institution of shareholder-focused changes discussed in the preceding sentence. In light of this catalyst-focused approach, the Adviser expects to engage in active and frequent trading for the Fund. The Adviser may reduce or eliminate the Fund’s holdings in a company’s securities for a number of reasons, including if its evaluation of the above factors changes adversely, if the anticipated events or catalysts do not occur or do not affect the price of the securities as expected, or if the anticipated events or catalysts do occur and cause the securities to be, in the Adviser’s view, overvalued or fully valued. At any given time the Fund may emphasize growth stocks over value stocks, or vice versa.

The Fund’s investments will be focused on securities of companies with large- and medium-market capitalizations, but it may also invest in securities of small-capitalization companies. The Adviser anticipates that the Fund’s portfolio normally will include between 30-80 companies. The Fund may invest in non-US companies, but will limit its investments in such companies to no more than 10% of its net assets. The Fund may purchase securities in initial public offerings and expects to do so on a regular basis.

4 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The S&P® 500 Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in these companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2017 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	22.22%	17.00%
5 Years	14.78%	13.80%
Since Inception[1]	15.30%	14.49%
CLASS C SHARES
1 Year	21.33%	20.33%
5 Years	13.94%	13.94%
Since Inception[1]	14.46%	14.46%
ADVISOR CLASS SHARES[2]
1 Year	22.48%	22.48%
5 Years	15.08%	15.08%
Since Inception[1]	15.62%	15.62%
CLASS R SHARES[2]
1 Year	21.77%	21.77%
5 Years	14.47%	14.47%
Since Inception[1]	15.00%	15.00%
CLASS K SHARES[2]
1 Year	22.05%	22.05%
5 Years	14.69%	14.69%
Since Inception[1]	15.23%	15.23%
CLASS I SHARES[2]
1 Year	22.56%	22.56%
5 Years	15.09%	15.09%
Since Inception[1]	15.61%	15.61%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.47%, 2.23%, 1.22%, 1.76%, 1.64% and 1.21% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 1.46%, 2.22%, 1.21%, 1.75%, 1.56% and 1.20% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements may not be terminated prior to October 31, 2018 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception date: 12/8/2011.

2	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 7

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2017 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	17.00%
5 Years	13.80%
Since Inception[1]	14.49%
CLASS C SHARES
1 Year	20.33%
5 Years	13.94%
Since Inception[1]	14.46%
ADVISOR CLASS SHARES[2]
1 Year	22.48%
5 Years	15.08%
Since Inception[1]	15.62%
CLASS R SHARES[2]
1 Year	21.77%
5 Years	14.47%
Since Inception[1]	15.00%
CLASS K SHARES[2]
1 Year	22.05%
5 Years	14.69%
Since Inception[1]	15.23%
CLASS I SHARES[2]
1 Year	22.56%
5 Years	15.09%
Since Inception[1]	15.61%

1	Inception date: 12/8/2011.

2	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

8 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/2017	Ending Account Value 12/31/2017	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,126.80	$7.88	1.47%	$7.99	1.49%
Hypothetical**	$1,000	$1,017.80	$7.48	1.47%	$7.58	1.49%

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 9

EXPENSE EXAMPLE (continued)

	Beginning Account Value 7/1/2017	Ending Account Value 12/31/2017	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class C
Actual	$1,000	$1,122.30	$11.88	2.22%	$11.98	2.24%
Hypothetical**	$1,000	$1,014.01	$11.27	2.22%	$11.37	2.24%
Advisor Class
Actual	$1,000	$1,127.70	$6.54	1.22%	$6.65	1.24%
Hypothetical**	$1,000	$1,019.06	$6.21	1.22%	$6.31	1.24%
Class R
Actual	$1,000	$1,124.60	$9.48	1.77%	$9.59	1.79%
Hypothetical**	$1,000	$1,016.28	$9.00	1.77%	$9.10	1.79%
Class K
Actual	$1,000	$1,125.60	$8.25	1.54%	$8.36	1.56%
Hypothetical**	$1,000	$1,017.44	$7.83	1.54%	$7.93	1.56%
Class I
Actual	$1,000	$1,128.30	$6.49	1.21%	$6.60	1.23%
Hypothetical**	$1,000	$1,019.11	$6.16	1.21%	$6.26	1.23%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

+	In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

10 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

PORTFOLIO SUMMARY

December 31, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $272.1

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets
Crown Castle International Corp.	$13,600,834	5.0%
McDonald’s Corp.	12,298,318	4.5
Northrop Grumman Corp.	11,683,143	4.3
Alphabet, Inc. – Class C	11,643,293	4.3
Berkshire Hathaway, Inc. – Class B	9,318,124	3.4
Apple, Inc.	9,180,389	3.4
Norfolk Southern Corp.	8,286,396	3.0
SunTrust Banks, Inc.	7,339,232	2.7
Microsoft Corp.	7,309,222	2.7
Bank of America Corp.	7,137,493	2.6
	$97,796,444	35.9%

1	All data are as of December 31, 2017. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

2	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 11

PORTFOLIO OF INVESTMENTS

December 31, 2017 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 100.2%
Information Technology – 24.2%
Communications Equipment – 2.4%
Cisco Systems, Inc.	168,796	$6,464,887

Internet Software & Services – 7.2%
Alphabet, Inc. – Class C(a)	11,127	11,643,293
eBay, Inc.(a)	46,347	1,749,136
Facebook, Inc. – Class A(a)	34,987	6,173,806

		19,566,235

IT Services – 2.9%
Cognizant Technology Solutions Corp. – Class A	43,774	3,108,829
PayPal Holdings, Inc.(a)	22,305	1,642,094
Visa, Inc. – Class A	27,796	3,169,300

		7,920,223

Semiconductors & Semiconductor Equipment – 4.1%
Broadcom Ltd.	4,655	1,195,870
Intel Corp.	73,828	3,407,900
Lam Research Corp.	6,564	1,208,235
QUALCOMM, Inc.	39,031	2,498,765
Texas Instruments, Inc.	26,993	2,819,149

		11,129,919

Software – 4.2%
Activision Blizzard, Inc.	39,276	2,486,956
Microsoft Corp.	85,448	7,309,222
Take-Two Interactive Software, Inc.(a)	15,191	1,667,668

		11,463,846

Technology Hardware, Storage & Peripherals – 3.4%
Apple, Inc.	54,248	9,180,389

		65,725,499

Financials – 15.7%
Banks – 10.7%
Bank of America Corp.	241,785	7,137,493
Citigroup, Inc.	57,731	4,295,764
JPMorgan Chase & Co.	60,069	6,423,779
SunTrust Banks, Inc.	113,628	7,339,232
US Bancorp	69,881	3,744,224

		28,940,492

Diversified Financial Services – 3.4%
Berkshire Hathaway, Inc. – Class B(a)	47,009	9,318,124

Insurance – 1.6%
Athene Holding Ltd. – Class A(a)	28,216	1,459,049

12 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Progressive Corp. (The)	52,110	$2,934,835

		4,393,884

		42,652,500

Consumer Discretionary – 15.4%
Hotels, Restaurants & Leisure – 5.7%
Carnival Corp.	27,561	1,829,224
McDonald’s Corp.	71,452	12,298,318
Norwegian Cruise Line Holdings Ltd.(a)	25,272	1,345,734

		15,473,276

Household Durables – 1.0%
Lennar Corp. – Class A	44,527	2,815,888

Internet & Direct Marketing Retail – 2.1%
Amazon.com, Inc.(a)	2,430	2,841,812
Priceline Group, Inc. (The)(a)	1,562	2,714,350

		5,556,162

Media – 3.4%
CBS Corp. – Class B	29,303	1,728,877
Comcast Corp. – Class A	71,109	2,847,915
Twenty-First Century Fox, Inc. – Class A	62,428	2,155,639
Walt Disney Co. (The)	23,266	2,501,328

		9,233,759

Specialty Retail – 2.4%
Home Depot, Inc. (The)	28,161	5,337,354
Ross Stores, Inc.	15,848	1,271,802

		6,609,156

Textiles, Apparel & Luxury Goods – 0.8%
Lululemon Athletica, Inc.(a)	12,874	1,011,768
NIKE, Inc. – Class B	19,328	1,208,966

		2,220,734

		41,908,975

Industrials – 9.8%
Aerospace & Defense – 4.3%
Northrop Grumman Corp.	38,067	11,683,143

Airlines – 0.8%
Delta Air Lines, Inc.	37,169	2,081,464

Industrial Conglomerates – 1.7%
Honeywell International, Inc.	29,689	4,553,105

Road & Rail – 3.0%
Norfolk Southern Corp.	57,187	8,286,396

		26,604,108

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Health Care – 9.3%
Biotechnology – 1.8%
AbbVie, Inc.	51,764	$5,006,096

Health Care Equipment & Supplies – 0.7%
Medtronic PLC	24,064	1,943,168

Health Care Providers & Services – 2.5%
Humana, Inc.	11,045	2,739,933
UnitedHealth Group, Inc.	17,692	3,900,379

		6,640,312

Pharmaceuticals – 4.3%
Eli Lilly & Co.	39,646	3,348,501
Johnson & Johnson	41,275	5,766,943
Zoetis, Inc.	34,916	2,515,349

		11,630,793

		25,220,369

Energy – 6.4%
Energy Equipment & Services – 1.2%
Schlumberger Ltd.	48,589	3,274,413

Oil, Gas & Consumable Fuels – 5.2%
Chevron Corp.	46,420	5,811,320
EOG Resources, Inc.	39,185	4,228,453
Occidental Petroleum Corp.	54,466	4,011,965

		14,051,738

		17,326,151

Real Estate – 5.0%
Equity Real Estate Investment Trusts (REITs) – 5.0%
Crown Castle International Corp.	122,519	13,600,834

Materials – 4.9%
Chemicals – 4.1%
Air Products & Chemicals, Inc.	27,139	4,452,967
DowDuPont, Inc.	96,347	6,861,833

		11,314,800

Containers & Packaging – 0.8%
Berry Global Group, Inc.(a)	35,947	2,109,011

		13,423,811

Consumer Staples – 4.8%
Food & Staples Retailing – 1.6%
Kroger Co. (The)	64,001	1,756,827
Wal-Mart Stores, Inc.	28,188	2,783,565

		4,540,392

14 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Food Products – 0.8%
General Mills, Inc.	19,734	$1,170,029
Mondelez International, Inc. – Class A	22,165	948,662

		2,118,691

Household Products – 0.7%
Clorox Co. (The)	13,613	2,024,798

Personal Products – 0.7%
Estee Lauder Cos., Inc. (The) – Class A	14,388	1,830,729

Tobacco – 1.0%
Altria Group, Inc.	37,541	2,680,803

		13,195,413

Utilities – 2.5%
Electric Utilities – 2.5%
NextEra Energy, Inc.	44,562	6,960,139

Telecommunication Services – 2.2%
Diversified Telecommunication Services – 1.4%
Verizon Communications, Inc.	72,017	3,811,860

Wireless Telecommunication Services – 0.8%
T-Mobile US, Inc.(a)	36,120	2,293,982

		6,105,842

Total Common Stocks (cost $215,033,002)		272,723,641

INVESTMENT COMPANIES – 3.0%
Funds and Investment Trusts – 3.0%(b)
iShares Nasdaq Biotechnology ETF	47,723	5,095,385
SPDR S&P Biotech ETF	37,204	3,157,503

Total Investment Companies (cost $7,353,931)		8,252,888

PREFERRED STOCKS – 0.5%
Information Technology – 0.5%
Internet Software & Services – 0.5%
Lyft, Inc.
Series G 0.00%(a)(c)(d)(e)	25,539	983,890
Series H 0.00%(a)(c)(d)(e)	5,253	208,786

		1,192,676

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares		U.S. $ Value

Consumer Discretionary – 0.0%
Household Durables – 0.0%
Honest Co., Inc. (The)
Series D 0.00%(a)(c)(d)(e)		4,005		$93,827

Total Preferred Stocks (cost $1,213,114)				1,286,503

SHORT-TERM INVESTMENTS – 2.8%
Investment Companies – 2.5%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.12%(b)(f)(g) (cost $6,806,414)		6,806,414		6,806,414

		Principal Amount (000)
Time Deposits – 0.3%
BBH, Grand Cayman
0.165%, 1/02/18	GBP	0	*	5
0.33%, 1/02/18	CAD	1		1,027
Sumitomo, Tokyo 0.92%, 1/02/18	$	800		800,000

Total Time Deposits (cost $801,038)				801,032

Total Short-Term Investments (cost $7,607,452)				7,607,446

Total Investments – 106.5% (cost $231,207,499)				289,870,478
Other assets less liabilities – (6.5)%				(17,814,065)

Net Assets – 100.0%				$272,056,413

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Payment Frequency	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Morgan Stanley Capital Services, LLC
KKR & Co. LP	7,991	FedFundEffective30	Maturity	USD	144	1/11/19	$26,513
KKR & Co. LP	5,656	FedFundEffective30	Maturity	USD	103	1/11/19	18,203
KKR & Co. LP	5,113	FedFundEffective30	Maturity	USD	91	1/11/19	17,686
KKR & Co. LP	3,975	FedFundEffective30	Maturity	USD	73	1/11/19	12,053
KKR & Co. LP	3,581	FedFundEffective30	Maturity	USD	65	1/11/19	11,716

16 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Payment Frequency	Notional Amount (000)			Maturity Date	Unrealized Appreciation/ (Depreciation)
KKR & Co. LP	1,791	FedFundEffective30	Maturity	USD	31		1/11/19	$7,633
KKR & Co. LP	2,764	FedFundEffective30	Maturity	USD	51		1/11/19	7,439
KKR & Co. LP	2,449	FedFundEffective30	Maturity	USD	45		1/11/19	7,350
KKR & Co. LP	2,764	FedFundEffective30	Maturity	USD	51		1/11/19	7,180
KKR & Co. LP	2,449	FedFundEffective30	Maturity	USD	45		1/11/19	6,827
KKR & Co. LP	2,155	FedFundEffective30	Maturity	USD	40		1/11/19	6,440
KKR & Co. LP	1,586	FedFundEffective30	Maturity	USD	28		1/11/19	5,813
KKR & Co. LP	2,127	FedFundEffective30	Maturity	USD	40		1/11/19	5,787
KKR & Co. LP	1,530	FedFundEffective30	Maturity	USD	28		1/11/19	4,814
KKR & Co. LP	1,409	FedFundEffective30	Maturity	USD	25		1/11/19	4,688
KKR & Co. LP	1,424	FedFundEffective30	Maturity	USD	26		1/11/19	4,354
KKR & Co. LP	1,443	FedFundEffective30	Maturity	USD	26		1/11/19	4,165
KKR & Co. LP	1,221	FedFundEffective30	Maturity	USD	22		1/11/19	3,670
KKR & Co. LP	1,608	FedFundEffective30	Maturity	USD	31		1/11/19	3,533
KKR & Co. LP	1,281	FedFundEffective30	Maturity	USD	24		1/11/19	3,495
KKR & Co. LP	1,281	FedFundEffective30	Maturity	USD	24		1/11/19	3,427
KKR & Co. LP	1,064	FedFundEffective30	Maturity	USD	20		1/11/19	2,994
KKR & Co. LP	1,388	FedFundEffective30	Maturity	USD	27		1/11/19	2,963
KKR & Co. LP	2,341	FedFundEffective30	Maturity	USD	47		1/11/19	2,897
KKR & Co. LP	855	FedFundEffective30	Maturity	USD	16		1/11/19	2,765
KKR & Co. LP	1,402	FedFundEffective30	Maturity	USD	27		1/11/19	2,665
KKR & Co. LP	1,112	FedFundEffective30	Maturity	USD	21		1/11/19	2,650
KKR & Co. LP	1,252	FedFundEffective30	Maturity	USD	24		1/11/19	2,307
KKR & Co. LP	697	FedFundEffective30	Maturity	USD	13		1/11/19	2,150
KKR & Co. LP	2,058	FedFundEffective30	Maturity	USD	42		1/11/19	2,116
KKR & Co. LP	1,063	FedFundEffective30	Maturity	USD	21		1/11/19	2,020
KKR & Co. LP	675	FedFundEffective30	Maturity	USD	12		1/11/19	1,985
KKR & Co. LP	1,224	FedFundEffective30	Maturity	USD	24		1/11/19	1,942
KKR & Co. LP	911	FedFundEffective30	Maturity	USD	18		1/11/19	1,909
KKR & Co. LP	1,191	FedFundEffective30	Maturity	USD	23		1/11/19	1,870
KKR & Co. LP	681	FedFundEffective30	Maturity	USD	13		1/11/19	1,716
KKR & Co. LP	508	FedFundEffective30	Maturity	USD	9		1/11/19	1,387
KKR & Co. LP	497	FedFundEffective30	Maturity	USD	9		1/11/19	1,292
KKR & Co. LP	1,396	FedFundEffective30	Maturity	USD	28		1/11/19	1,166
KKR & Co. LP	1,410	FedFundEffective30	Maturity	USD	29		1/11/19	1,102
KKR & Co. LP	319	FedFundEffective30	Maturity	USD	6		1/11/19	947
KKR & Co. LP	348	FedFundEffective30	Maturity	USD	7		1/11/19	902
KKR & Co. LP	179	FedFundEffective30	Maturity	USD	3		1/11/19	463
KKR & Co. LP	606	FedFundEffective30	Maturity	USD	12		1/11/19	440
KKR & Co. LP	487	FedFundEffective30	Maturity	USD	10		1/11/19	398
KKR & Co. LP	130	FedFundEffective30	Maturity	USD	2		1/11/19	305
KKR & Co. LP	109	FedFundEffective30	Maturity	USD	2		1/11/19	300
KKR & Co. LP	55	FedFundEffective30	Maturity	USD	1		1/11/19	193
KKR & Co. LP	40	FedFundEffective30	Maturity	USD	1		1/11/19	123
KKR & Co. LP	8	FedFundEffective30	Maturity	USD	0	**	1/11/19	9
KKR & Co. LP	1,445	FedFundEffective30	Maturity	USD	29		3/06/19	1,727
KKR & Co. LP	1,456	FedFundEffective30	Maturity	USD	29		3/06/19	1,364
KKR & Co. LP	1,272	FedFundEffective30	Maturity	USD	26		3/06/19	1,295
KKR & Co. LP	1,151	FedFundEffective30	Maturity	USD	23		3/06/19	919
KKR & Co. LP	706	FedFundEffective30	Maturity	USD	14		3/06/19	872

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Payment Frequency	Notional Amount (000)			Maturity Date	Unrealized Appreciation/ (Depreciation)
KKR & Co. LP	614	FedFundEffective30	Maturity	USD	12		3/06/19	$823
KKR & Co. LP	585	FedFundEffective30	Maturity	USD	12		3/06/19	540
KKR & Co. LP	949	FedFundEffective30	Maturity	USD	19		3/06/19	470
KKR & Co. LP	4	FedFundEffective30	Maturity	USD	0	**	3/06/19	(1)
KKR & Co. LP	2,642	FedFundEffective30	Maturity	USD	55		3/06/19	(197)

								$224,574

*	Principal amount less than 500.

**	Notional amount less than 500.

(a)	Non-income producing security.

(b)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(d)	Illiquid security.

(e)	Fair valued by the Adviser.

(f)	Affiliated investments.

(g)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

CAD – Canadian Dollar

GBP – Great British Pound

USD – United States Dollar

Glossary:

ETF – Exchange Traded Fund

See notes to financial statements.

18 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

December 31, 2017 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $224,401,085)	$283,064,064
Affiliated issuers (cost $6,806,414)	6,806,414
Cash	140
Cash collateral due from broker	1,573,000
Receivable for investment securities sold	2,999,144
Unrealized appreciation on total return swaps	224,772
Unaffiliated dividends receivable	205,240
Receivable for capital stock sold	166,043
Receivable for terminated total return swaps	37,222
Affiliated dividends receivable	4,631

Total assets	295,080,670

Liabilities
Payable for capital stock redeemed	19,786,874
Payable for investment securities purchased	2,804,319
Advisory fee payable	247,357
Administrative fee payable	16,152
Distribution fee payable	14,469
Transfer Agent fee payable	8,369
Directors’ fee payable	266
Unrealized depreciation on total return swaps	198
Accrued expenses and other liabilities	146,253

Total liabilities	23,024,257

Net Assets	$272,056,413

Composition of Net Assets
Capital stock, at par	$1,628
Additional paid-in capital	208,093,321
Distributions in excess of net investment income	(62,765)
Accumulated net realized gain on investment and foreign currency transactions	5,136,676
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	58,887,553

$272,056,413

Net Asset Value Per Share—30 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$12,464,116	742,123	$16.80	*

C	$13,431,970	839,620	$16.00

Advisor	$228,723,587	13,649,646	$16.76

R	$16,530	1,006	$16.43

K	$2,684,333	161,986	$16.57

I	$14,735,877	887,956	$16.60

*	The maximum offering price per share for Class A shares was $17.55, which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 19

STATEMENT OF OPERATIONS

Six Months Ended December 31, 2017 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $193)	$2,538,848
Affiliated issuers	27,057
Interest	2,629	$2,568,534

Expenses
Advisory fee (see Note B)	1,446,205
Distribution fee—Class A	15,256
Distribution fee—Class C	61,395
Distribution fee—Class R	43
Distribution fee—Class K	3,573
Transfer agency—Class A	1,608
Transfer agency—Class C	1,801
Transfer agency—Advisor Class	32,415
Transfer agency—Class R	7
Transfer agency—Class K	2,859
Transfer agency—Class I	1,574
Custodian	91,636
Registration fees	70,922
Administrative	35,896
Audit and tax	25,246
Legal	20,204
Directors’ fees	14,786
Printing	13,602
Miscellaneous	9,660

Total expenses	1,848,688
Less: expenses waived and reimbursed by the Adviser (see Note B)	(7,572)

Net expenses		1,841,116

Net investment income		727,418

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions		16,770,616
Swaps		334,923
Foreign currency transactions		5,152
Net change in unrealized appreciation/depreciation on:
Investments		16,677,667
Swaps		57,743
Foreign currency denominated assets and liabilities		(39)

Net gain on investment and foreign currency transactions		33,846,062

Net Increase in Net Assets from Operations		$34,573,480

See notes to financial statements.

20 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended December 31, 2017 (unaudited)	Year Ended June 30, 2017
Increase in Net Assets from Operations
Net investment income	$727,418	$1,756,432
Net realized gain on investment and foreign currency transactions	17,110,691	36,785,210
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	16,735,371	6,371,593

Net increase in net assets from operations	34,573,480	44,913,235
Dividends and Distributions to Shareholders from
Net investment income
Class A	(17,342)	– 0	–
Advisor Class	(933,611)	(1,382,521)
Class R	– 0	–	(16)
Class K	– 0	–	(8,361)
Class I	(53,854)	(99,162)
Net realized gain on investment and foreign currency transactions
Class A	(1,214,205)	(494,730)
Class C	(1,357,931)	(416,739)
Advisor Class	(24,524,675)	(8,393,430)
Class R	(1,810)	(541)
Class K	(299,334)	(140,108)
Class I	(1,400,351)	(599,992)
Capital Stock Transactions
Net decrease	(12,486,227)	(51,185,153)

Total decrease	(7,715,860)	(17,807,518)
Net Assets
Beginning of period	279,772,273	297,579,791

End of period (including distributions in excess of net investment income of $(62,765) and undistributed net investment income of $214,624, respectively)	$272,056,413	$279,772,273

See notes to financial statements.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 21

NOTES TO FINANCIAL STATEMENTS

December 31, 2017 (unaudited)

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company comprised of 29 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Select US Equity Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class T, Class 1, and Class 2 shares. Class B, Class T, Class 1, and Class 2 shares are not currently being offered. As of December 31, 2017, AllianceBernstein L.P. (the “Adviser”) was the sole shareholder of Class R shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All ten classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

22 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short- term securities that have an original maturity of 60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 23

NOTES TO FINANCIAL STATEMENTS (continued)

contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows

24 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2017:

Investments in Securities	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks:
Information Technology	$65,725,499		$	– 0	–	$	– 0	–	$65,725,499
Financials	42,652,500			– 0	–		– 0	–	42,652,500
Consumer Discretionary	41,908,975			– 0	–		– 0	–	41,908,975
Industrials	26,604,108			– 0	–		– 0	–	26,604,108
Health Care	25,220,369			– 0	–		– 0	–	25,220,369
Energy	17,326,151			– 0	–		– 0	–	17,326,151
Real Estate	13,600,834			– 0	–		– 0	–	13,600,834
Materials	13,423,811			– 0	–		– 0	–	13,423,811
Consumer Staples	13,195,413			– 0	–		– 0	–	13,195,413
Utilities	6,960,139			– 0	–		– 0	–	6,960,139
Telecommunication Services	6,105,842			– 0	–		– 0	–	6,105,842
Investment Companies	8,252,888			– 0	–		– 0	–	8,252,888
Preferred Stocks	– 0	–		– 0	–		1,286,503		1,286,503
Short-Term Investments:
Investment Companies	6,806,414			– 0	–		– 0	–	6,806,414
Time Deposits	– 0	–		801,032			– 0	–	801,032

Total Investments in Securities	287,782,943			801,032			1,286,503		289,870,478
Other Financial Instruments*:
Assets
Total Return Swaps	– 0	–		224,772			– 0	–	224,772
Liabilities
Total Return Swaps	– 0	–		(198)			– 0	–	(198)

Total^	$287,782,943			$1,025,606			$1,286,503		$290,095,052

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 25

NOTES TO FINANCIAL STATEMENTS (continued)

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

^	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Preferred Stocks
Balance as of 6/30/17	$982,941
Accrued discounts/(premiums)	– 0	–
Realized gain (loss)	– 0	–
Change in unrealized appreciation/depreciation	94,776
Purchases	208,786
Transfers into Level 3	– 0	–
Transfers out of Level 3	– 0	–

Balance as of 12/31/17	$1,286,503

Net change in unrealized appreciation/depreciation from investments held as of 12/31/17**	$94,776

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the

26 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

accuracy of prices including: 1) periodic vendor due diligence meetings, review methodologies, new developments and process at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

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NOTES TO FINANCIAL STATEMENTS (continued)

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Fund) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 1.00% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to reimburse its fees and bear certain expenses to the extent necessary to limit total operating (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis (the “Expense Caps”) to 1.55%, 2.30%, 1.30%, 1.80%, 1.55% and 1.30% of the daily average net assets for Class A, Class C, Advisor Class,

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NOTES TO FINANCIAL STATEMENTS (continued)

Class R, Class K and Class I shares, respectively. The Expense Caps may not be terminated before October 31, 2018. For the six months ended December 31, 2017, such waiver/reimbursement amounted to $1,379.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended December 31, 2017, the reimbursement for such services amounted to $35,896.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $18,966 for the six months ended December 31, 2017.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $346 from the sale of Class A shares and received $32 and $114 in contingent deferred sales charges imposed upon redemption by shareholders of Class A and Class C shares, respectively, for the six months ended December 31, 2017.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended December 31, 2017, such waiver amounted to $6,193.

A summary of the Fund’s transactions in AB mutual funds for the six months ended December 31, 2017 is as follows:

Fund	Market Value 06/30/17 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/17 (000)	Dividend Income (000)
Government Money Market Portfolio	$5,159	$52,073	$50,426	$6,806	$27

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NOTES TO FINANCIAL STATEMENTS (continued)

Brokerage commissions paid on investment transactions for the six months ended December 31, 2017 amounted to $158,852, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. Effective October 31, 2014, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. There are no distribution and servicing fees on Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operation, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $103,955, $20 and $1,506 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended December 31, 2017 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$328,916,914		$352,527,471
U.S. government securities	– 0	–	– 0	–

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NOTES TO FINANCIAL STATEMENTS (continued)

The cost of investments for federal income tax purposes was substantially the same as cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$59,120,280
Gross unrealized depreciation	(232,727)

Net unrealized appreciation	$58,887,553

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated

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NOTES TO FINANCIAL STATEMENTS (continued)

movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended December 31, 2017, the Fund held total return swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in

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NOTES TO FINANCIAL STATEMENTS (continued)

connection with the terminated transaction. For additional details, please refer to netting arrangements by the OTC counterparty table below.

During the six months ended December 31, 2017, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Unrealized appreciation on total return swaps	$224,772	Unrealized depreciation on total return swaps	$198

Total		$224,772		$198

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/depreciation on swaps	$334,923	$57,743

Total		$334,923	$57,743

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended December 31, 2017.

Total Return Swaps:
Average notional amount	$2,434,377

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements and net of the related collateral received/pledged by the Fund as of December 31, 2017. Exchange-traded derivatives are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
OTC Derivatives:
Morgan Stanley Capital Services, LLC	$224,772	$(198)	$	– 0	–	$	– 0	–	$224,574

Total	$224,772	$(198)	$	– 0	–	$	– 0	–	$224,574	^

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
OTC Derivatives:
Morgan Stanley Capital Services, LLC	$198	$(198)	$	– 0	–	$	– 0	–	$	– 0	–

Total	$198	$(198)	$	– 0	–	$	– 0	–	$	– 0	–^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^	Net amount represents the net unrealized receivable/payable that would be due from/to the counterparty in the event of default or termination. The net from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Six Months Ended December 31, 2017 (unaudited)		Year Ended June 30, 2017	Six Months Ended December 31, 2017 (unaudited)		Year Ended June 30, 2017

Class A
Shares sold	42,319		226,987	$724,045		$3,472,359

Shares issued in reinvestment of dividends and distributions	65,993		28,659	1,100,773		438,773

Shares converted from Class C	– 0	–	27,780	– 0	–	450,040

Shares redeemed	(73,054)		(2,492,130)	(1,270,914)		(37,674,327)

Net increase (decrease)	35,258		(2,208,704)	$553,904		$(33,313,155)

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NOTES TO FINANCIAL STATEMENTS (continued)

Shares	Amount
Six Months Ended December 31, 2017 (unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (unaudited)	Year Ended June 30, 2017

Class C
Shares sold	212,068	87,795	$3,497,795	$1,324,313

Shares issued in reinvestment of dividends and distributions	66,790	20,142	1,061,958	297,095

Shares converted to Class A	– 0	–	(28,923)	– 0	–	(450,040)

Shares redeemed	(110,073)	(294,710)	(1,828,783)	(4,420,760)

Net increase (decrease)	168,785	(215,696)	$2,730,970	$(3,249,392)

Advisor Class
Shares sold	536,835	3,758,917	$9,201,141	$57,383,777

Shares issued in reinvestment of dividends and distributions	1,311,989	473,806	21,831,505	7,239,762

Shares redeemed	(2,700,343)	(4,454,445)	(45,994,795)	(69,353,149)

Net decrease	(851,519)	(221,722)	$(14,962,149)	$(4,729,610)

Class R
Shares issued in reinvestment of dividends and distributions	0	*	– 0	–	$0	**	$	– 0	–

Net increase (decrease)	0	*	– 0	–	$0	**	$	– 0	–

Class K
Shares sold	10,346	20,734	$176,941	$317,742

Shares issued in reinvestment of dividends and distributions	18,185	9,819	299,334	148,469

Shares redeemed	(27,984)	(125,950)	(468,546)	(1,947,981)

Net increase (decrease)	547	(95,397)	$7,729	$(1,481,770)

Class I
Shares sold	68,774	215,458	$1,163,366	$3,310,147

Shares issued in reinvestment of dividends and distributions	88,241	46,179	1,454,205	699,154

Shares redeemed	(192,007)	(807,907)	(3,434,252)	(12,420,527)

Net decrease	(34,992)	(546,270)	$(816,681)	$(8,411,226)

*	Share is less than 0.5.

**	Amount is less than $0.5.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Risks Involved in Investing in the Fund

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in these companies may have additional risks because these companies have limited product lines, markets or financial resources.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended December 31, 2017.

NOTE H

Distributions to Shareholders

The tax character of distributions paid for the year ending June 30, 2018 will be determined at the end of the current fiscal year.

The tax character of distributions paid during the fiscal years ended June 30, 2017 and June 30, 2016 were as follows:

	2017	2016
Distributions paid from:
Ordinary income	$7,344,823	$12,047,105
Long-term capital gains	4,190,777	12,587,582

Total taxable distributions paid	$11,535,600	$24,634,687

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NOTES TO FINANCIAL STATEMENTS (continued)

As of June 30, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$10,918,353
Accumulated capital and other losses	12,376,531
Unrealized appreciation/(depreciation)	35,896,213	(a)

Total accumulated earnings/(deficit)	$59,191,097

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, and the tax treatment of swaps.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2017, the Fund did not have any capital loss carryforwards.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended December 31, 2017 (unaudited)	Year Ended June 30,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 16.54	$ 14.70	$ 15.56	$ 15.62	$ 13.26	$ 11.13

Income From Investment Operations
Net investment income(a)	.03	(b)	.06	(b)	.06	(b)	.01	.02	.04	(b)
Net realized and unrealized gain on investment and foreign currency transactions	2.06	2.32	.21	1.20	2.68	2.42
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase in net asset value from operations	2.09	2.38	.27	1.21	2.70	2.46

Less: Dividends and Distributions
Dividends from net investment income	(.03)	– 0	–	(.02)	(.03)	(.02)	(.00	)(c)
Distributions from net realized gain on investment and foreign currency transactions	(1.80)	(.54)	(1.11)	(1.24)	(.32)	(.33)

Total dividends and distributions	(1.83)	(.54)	(1.13)	(1.27)	(.34)	(.33)

Net asset value, end of period	$ 16.80	$ 16.54	$ 14.70	$ 15.56	$ 15.62	$ 13.26

Total Return
Total investment return based on net asset value(d)	12.68%	16.47%	1.74%	8.02%	20.53%	22.53%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12,464	$11,694	$42,856	$18,958	$17,535	$10,285
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.47	%(e)	1.45%	1.45%	1.45%	1.49%	1.60%
Expenses, before waivers/reimbursements	1.47	%(e)	1.45%	1.45%	1.45%	1.49%	2.02%
Net investment income	.31	%(b)(e)	.37	%(b)	.44	%(b)	.08%	.12%	.34	%(b)
Portfolio turnover rate	118%	292%	269%	348%	495%	560%

See footnote summary on page 44.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended December 31, 2017 (unaudited)	Year Ended June 30,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 15.87	$ 14.23	$ 15.19	$ 15.34	$ 13.11	$ 11.09

Income From Investment Operations
Net investment loss(a)	(.04	)(b)	(.05	)(b)	(.06	)(b)	(.10)	(.08)	(.05	)(b)
Net realized and unrealized gain on investment and foreign currency transactions	1.97	2.23	.21	1.19	2.63	2.40
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase in net asset value from operations	1.93	2.18	.15	1.09	2.55	2.35

Less: Distributions
Distributions from net realized gain on investment and foreign currency transactions	(1.80)	(.54)	(1.11)	(1.24)	(.32)	(.33)

Net asset value, end of period	$ 16.00	$ 15.87	$ 14.23	$ 15.19	$ 15.34	$ 13.11

Total Return
Total investment return based on net asset value(d)	12.23%	15.59%	0.98%	7.31%	19.65%	21.59%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,432	$10,647	$12,613	$16,791	$10,645	$2,528
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.22	%(e)	2.20%	2.20%	2.19%	2.20%	2.30%
Expenses, before waivers/reimbursements	2.23	%(e)	2.21%	2.20%	2.19%	2.20%	2.70%
Net investment loss	(.44	)%(b)(e)	(.33	)%(b)	(.41	)%(b)	(.66)%	(.57)%	(.43	)%(b)
Portfolio turnover rate	118%	292%	269%	348%	495%	560%

See footnote summary on page 44.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended December 31, 2017 (unaudited)	Year Ended June 30,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 16.53	$ 14.73	$ 15.60	$ 15.64	$ 13.26	$ 11.15

Income From Investment Operations
Net investment income(a)	.05	(b)	.10	(b)	.09	(b)	.05	.06	.07	(b)
Net realized and unrealized gain on investment and foreign currency transactions	2.05	2.33	.21	1.21	2.68	2.43
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase in net asset value from operations	2.10	2.43	.30	1.26	2.74	2.50

Less: Dividends and Distributions
Dividends from net investment income	(.07)	(.09)	(.06)	(.06)	(.04)	(.06)
Distributions from net realized gain on investment and foreign currency transactions	(1.80)	(.54)	(1.11)	(1.24)	(.32)	(.33)

Total dividends and distributions	(1.87)	(.63)	(1.17)	(1.30)	(.36)	(.39)

Net asset value, end of period	$ 16.76	$ 16.53	$ 14.73	$ 15.60	$ 15.64	$ 13.26

Total Return
Total investment return based on net asset value(d)	12.77%	16.82%	1.91%	8.40%	20.89%	22.88%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$228,724	$239,659	$216,896	$260,521	$225,377	$116,470
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.22	%(e)	1.20%	1.20%	1.19%	1.19%	1.30%
Expenses, before waivers/reimbursements	1.22	%(e)	1.20%	1.20%	1.19%	1.19%	2.01%
Net investment income	.56	%(b)(e)	.67	%(b)	.60	%(b)	.34%	.42%	.56	%(b)
Portfolio turnover rate	118%	292%	269%	348%	495%	560%

See footnote summary on page 44.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended December 31, 2017 (unaudited)	Year Ended June 30,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 16.22	$ 14.48	$ 15.37	$ 15.44	$ 13.13	$ 11.05

Income From Investment Operations
Net investment income (loss)(a)	.00	(b)(c)	.02	(b)	.01	(b)	(.03)	(.01)	.01	(b)
Net realized and unrealized gain on investment and foreign currency transactions	2.01	2.28	.21	1.20	2.64	2.40
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase in net asset value from operations	2.01	2.30	.22	1.17	2.63	2.41

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.02)	– 0	–	– 0	–	– 0	–	(.00	)(c)
Distributions from net realized gain on investment and foreign currency transactions	(1.80)	(.54)	(1.11)	(1.24)	(.32)	(.33)

Total dividends and distributions	(1.80)	(.56)	(1.11)	(1.24)	(.32)	(.33)

Net asset value, end of period	$ 16.43	$ 16.22	$ 14.48	$ 15.37	$ 15.44	$ 13.13

Total Return
Total investment return based on net asset value(d)	12.46%	16.14%	1.44%	7.80%	20.23%	22.26%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17	$16	$15	$15	$16	$13
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.77	%(e)	1.74%	1.72%	1.72%	1.70%	1.80%
Expenses, before waivers/reimbursements	1.77	%(e)	1.74%	1.72%	1.72%	1.70%	3.27%
Net investment income (loss)	.01	%(b)(e)	.12	%(b)	.09	%(b)	(.18)%	(.10)%	.04	%(b)
Portfolio turnover rate	118%	292%	269%	348%	495%	560%

See footnote summary on page 44.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 41

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended December 31, 2017 (unaudited)	Year Ended June 30,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 16.33	$ 14.56	$ 15.43	$ 15.47	$ 13.14	$ 11.07

Income From Investment Operations
Net investment income(a)(b)	.02	.05	.04	(.00	)(c)	.01	.04
Net realized and unrealized gain on investment and foreign currency transactions	2.02	2.29	.21	1.20	2.64	2.41
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase in net asset value from operations	2.04	2.34	.25	1.20	2.65	2.45

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.03)	(.01)	– 0	–	– 0	–	(.05)
Distributions from net realized gain on investment and foreign currency transactions	(1.80)	(.54)	(1.11)	(1.24)	(.32)	(.33)

Total dividends and distributions	(1.80)	(.57)	(1.12)	(1.24)	(.32)	(.38)

Net asset value, end of period	$ 16.57	$ 16.33	$ 14.56	$ 15.43	$ 15.47	$ 13.14

Total Return
Total investment return based on net asset value(d)	12.56%	16.38%	1.58%	8.05%	20.37%	22.58%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,684	$2,636	$3,739	$3,604	$2,678	$1,620
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.54	%(e)	1.55%	1.55%	1.55%	1.55%	1.55%
Expenses, before waivers/reimbursements	1.64	%(e)	1.62%	1.60%	1.59%	1.62%	2.64%
Net investment income (loss)(b)	.24	%(e)	.32%	.27%	(.02)%	.07%	.29%
Portfolio turnover rate	118%	292%	269%	348%	495%	560%

See footnote summary on page 44.

42 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended December 31, 2017 (unaudited)	Year Ended June 30,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 16.38	$ 14.61	$ 15.48	$ 15.52	$ 13.17	$ 11.09

Income From Investment Operations
Net investment income(a)	.05	(b)	.11	(b)	.08	(b)	.05	.06	.07	(b)
Net realized and unrealized gain on investment and foreign currency transactions	2.04	2.29	.22	1.20	2.65	2.40
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase in net asset value from operations	2.09	2.40	.30	1.25	2.71	2.47

Less: Dividends and Distributions
Dividends from net investment income	(.07)	(.09)	(.06)	(.05)	(.04)	(.06)
Distributions from net realized gain on investment and foreign currency transactions	(1.80)	(.54)	(1.11)	(1.24)	(.32)	(.33)

Total dividends and distributions	(1.87)	(.63)	(1.17)	(1.29)	(.36)	(.39)

Net asset value, end of period	$ 16.60	$ 16.38	$ 14.61	$ 15.48	$ 15.52	$ 13.17

Total Return
Total investment return based on net asset value(d)	12.83%	16.76%	2.00%	8.34%	20.81%	22.82%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14,736	$15,121	$21,461	$38,186	$30,164	$8,179
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.21	%(e)	1.19%	1.18%	1.22%	1.18%	1.30%
Expenses, before waivers/reimbursements	1.21	%(e)	1.19%	1.18%	1.22%	1.18%	2.78%
Net investment income	.57	%(b)(e)	.72	%(b)	.57	%(b)	.31%	.40%	.55	%(b)
Portfolio turnover rate	118%	292%	269%	348%	495%	560%

See footnote summary on page 44.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 43

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $0.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)	Annualized.

See notes to financial statements.

44 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) William H. Foulk, Jr.(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Kurt A. Feuerman(2), Vice President Anthony Nappo(2), Vice President Emilie D. Wrapp, Secretary	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free 1-(800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2	Messrs. Feuerman and Nappo are the investment professionals primarily responsible for the day-to-day management of, and investment decisions for, the Fund’s Portfolio.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 45

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Select US Equity Portfolio (the “Fund”) at a meeting held on May 2-4, 2017 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

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The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2015 and 2016 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 47

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a peer group and a peer universe, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended February 28, 2017 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates paid by other funds in the same category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional

48 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Fund is paid for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the effects of any fee waivers and/or expense reimbursements as a result of the Adviser’s expense cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints, and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 49

into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s assets (which were well below the level at which they would anticipate adding an initial breakpoint) and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

50 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund1

INTERNATIONAL/ GLOBAL EQUITY (continued)

INTERNATIONAL/ GLOBAL VALUE

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio1

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio1

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Money Market Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to April 17, 2017, Tax-Managed All Market Income Portfolio was named Tax-Managed Balanced Wealth Strategy; prior to April 24, 2017, All Market Total Return Portfolio was named Balanced Wealth Strategy; prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves; prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund; prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 51

NOTES

52 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

AB SELECT US EQUITY PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

SUE-0152-1217

DEC    12.31.17

SEMI-ANNUAL REPORT

AB SELECT US LONG/SHORT PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Select US Long/Short Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 1

SEMI-ANNUAL REPORT

February 8, 2018

This report provides management’s discussion of fund performance for AB Select US Long/Short Portfolio for the semi-annual reporting period ended December 31, 2017.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF DECEMBER 31, 2017 (unaudited)

	6 Months	12 Months
AB SELECT US LONG/SHORT PORTFOLIO
Class A	7.96%	12.26%
Class C	7.57%	11.42%
Advisor Class[1]	8.11%	12.55%
Class R1	7.89%	12.05%
Class K1	8.04%	12.25%
Class I1	8.18%	12.61%
S&P 500 Index	11.42%	21.83%

1	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Standard & Poor’s (“S&P”) 500 Index, for the six- and 12-month periods ended December 31, 2017.

All share classes underperformed the benchmark for both periods, before sales charges. During the six-month period, the Fund’s net market exposure ranged from 60% to 68%, ending the period at 67%. The Fund’s below-market exposure led to underperformance relative to the fully invested benchmark; however, security selection within both the Fund’s long and short holdings contributed to absolute returns. Within the Fund’s long holdings, gains from selection in the technology, industrials, financials and energy sectors more than offset losses from selection within the health care, consumer staples and consumer discretionary sectors. Within short holdings, gains from selection within the consumer discretionary, industrials and real estate sectors more than offset losses from selection within the technology sector.

During the 12-month period, the Fund’s net market exposure ranged from 49% to 68%, ending the period at 67%. As in the six-month period, the

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Fund’s below-market exposure led to underperformance relative to the fully invested benchmark; however, security selection within the Fund’s long holdings contributed to absolute returns. Within the Fund’s long holdings, gains from selection in the technology, industrials and health care sectors more than offset losses from selection within the consumer staples, energy and financials sectors. Security selection within the Fund’s short holdings had a negligible impact on absolute returns. Within the Fund’s short holdings, gains from selection within the consumer discretionary and real estate sectors were mostly offset by losses associated with market and sector hedges, as well as short selection within technology.

The Fund utilized derivatives in the form of total return swaps for investment purposes, which had an immaterial impact on absolute performance during both periods. Futures were used for hedging purposes, which detracted during both periods. During the 12-month period, written options were used for investment purposes, which had an immaterial impact on returns.

MARKET REVIEW AND INVESTMENT STRATEGY

In the six-month period ended December 31, 2017, markets experienced synchronized global growth, corporate profit recovery, a weakening of the US dollar, a strengthening/stabilization of oil prices and continued low interest rates and inflation. All of this, paired with low market volatility, fueled strong returns in US equities with the S&P 500 Index returning 11.4% for the six-month period and 21.8% for the 12-month period, its best year since 2013 and its ninth straight year of positive returns. In fact, the S&P 500 Index posted positive returns in every single month of 2017. Towards the end of the year, the Republican administration passed a comprehensive tax reform bill, which remained a key focus for investors into the end of the reporting period.

INVESTMENT POLICIES

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of US companies, short positions in such securities, and cash and US cash equivalents.

The Adviser selects investments for the Fund’s long positions through an intensive “bottom-up” approach that places an emphasis on companies that are engaged in business activities with solid long-term growth potential and high barriers to entry, that have strong cash flows and other financial metrics, and that have transparent financial statements and business models. The Adviser also evaluates the quality of company management based on a series of criteria, including: (1) management’s focus on shareholder returns, such as through a demonstrated commitment to dividends and dividend growth, share buybacks or other shareholder-friendly corporate actions; (2) management’s employment of

(continued on next page)

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conservative accounting methodologies; (3) management incentives, such as direct equity ownership; and (4) management accessibility. The Adviser seeks to identify companies where events or catalysts may drive the company’s share price higher, such as earnings and/or revenue growth above consensus forecasts, potential market recognition of undervaluation or overstated market-risk discount, or the institution of any of the shareholder-friendly practices discussed in the preceding sentence. In light of this catalyst-focused approach, the Adviser expects to engage in active and frequent trading for the Fund.

The Adviser may reduce or eliminate the Fund’s holdings in a company’s securities for a number of reasons, including if its evaluation of the above factors changes adversely, if the anticipated events or catalysts do not occur or do not affect the price of the securities as expected, or if the anticipated events or catalysts do occur and cause the securities to be, in the Adviser’s view, overvalued or fully valued. At any given time the Fund may emphasize growth stocks over value stocks, or vice versa.

In determining securities to be sold short, the Adviser looks for companies facing near-term difficulties such as high valuations, quality of earnings issues, or weakness in demand due to economic factors or long-term issues such as changing technology or competitive concerns in their industries. The Fund may also sell securities of exchange-traded funds (“ETFs”) short, including to hedge its exposure to specific market sectors or if it believes a specific sector or asset will decline in value. When the Fund sells securities short, it sells a stock that it does not own (but has borrowed) at its current market price in anticipation that the price of the stock will decline. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market at a later date and returns it to the lender.

The Adviser derives the ratio between long and short positions for the Fund based on its bottom-up analysis supplemented with macro-economic and market analyses. Under normal market conditions, the net long exposure of the Fund (long exposure minus short exposure) will range between 30% and 70%. The Adviser seeks to minimize the variability of Fund returns through industry diversification as well as by managing long and short exposures and/or by holding a material level of cash and/or cash equivalents. For example, the Fund may hold long positions in equity securities with a value equal to 60% of its net assets and have short sale obligations equal to 15% of its net assets, resulting in 45% net long exposure. Assuming a 60% long exposure, 40% of Fund assets will be held in cash or cash equivalents, including cash and cash equivalents held to cover the Fund’s short sale obligations.

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During periods of excessive market risk, the Adviser may reduce the net long exposure of the Fund. The Fund may at times hold long and short positions that in the aggregate exceed the value of its net assets (i.e., so that the Fund is effectively leveraged).

The Fund’s investments will be focused on securities of companies with large- and medium-market capitalizations, but it may also take long and short positions in securities of small-capitalization companies. The Fund may invest in non-US companies, but currently intends to limit its investments in such companies to no more than 10% of its net assets. The Fund may purchase securities in initial public offerings and expects to do so on a regular basis.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps, as part of its investment strategies or for hedging or other risk management purposes. These transactions may be used, for example, as a means to take a short position in a security or sector without actually selling securities short.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The S&P® 500 Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Short Sale Risk: Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Fund uses leveraging techniques, the value of its shares may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in these companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate is expected to greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

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DISCLOSURES AND RISKS (continued)

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AVERAGE RETURNS AS OF DECEMBER 31, 2017 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	12.26%	7.53%
5 Years	7.67%	6.75%
Since Inception[1]	7.61%	6.69%
CLASS C SHARES
1 Year	11.42%	10.42%
5 Years	6.90%	6.90%
Since Inception[1]	6.82%	6.82%
ADVISOR CLASS SHARES[2]
1 Year	12.55%	12.55%
5 Years	7.95%	7.95%
Since Inception[1]	7.88%	7.88%
CLASS R SHARES[2]
1 Year	12.05%	12.05%
5 Years	7.44%	7.44%
Since Inception[1]	7.36%	7.36%
CLASS K SHARES[2]
1 Year	12.25%	12.25%
5 Years	7.68%	7.68%
Since Inception[1]	7.62%	7.62%
CLASS I SHARES[2]
1 Year	12.61%	12.61%
5 Years	8.00%	8.00%
Since Inception[1]	7.93%	7.93%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios (including dividend expense, borrowing costs and brokerage expense on securities sold short) as 2.12%, 2.87%, 1.88%, 2.48%, 2.16% and 1.84% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 2.05%, 2.80%, 1.81%, 2.31%, 2.06% and 1.77% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements may not be terminated before October 31, 2018. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception date: 12/12/2012.

2	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2017 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	7.53%
5 Years	6.75%
Since Inception[1]	6.69%
CLASS C SHARES
1 Year	10.42%
5 Years	6.90%
Since Inception[1]	6.82%
ADVISOR CLASS SHARES[2]
1 Year	12.55%
5 Years	7.95%
Since Inception[1]	7.88%
CLASS R SHARES[2]
1 Year	12.05%
5 Years	7.44%
Since Inception[1]	7.36%
CLASS K SHARES[2]
1 Year	12.25%
5 Years	7.68%
Since Inception[1]	7.62%
CLASS I SHARES[2]
1 Year	12.61%
5 Years	8.00%
Since Inception[1]	7.93%

1	Inception date: 12/12/2012.

2	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,079.60	$9.91	1.89%	$10.27	1.96%
Hypothetical**	$1,000	$1,015.68	$9.60	1.89%	$9.96	1.96%

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EXPENSE EXAMPLE (continued)

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class C
Actual	$1,000	$1,075.70	$13.81	2.64%	$14.18	2.71%
Hypothetical**	$1,000	$1,011.90	$13.39	2.64%	$13.74	2.71%
Advisor Class
Actual	$1,000	$1,081.10	$8.60	1.64%	$8.97	1.71%
Hypothetical**	$1,000	$1,016.94	$8.34	1.64%	$8.69	1.71%
Class R
Actual	$1,000	$1,078.90	$11.27	2.15%	$11.63	2.22%
Hypothetical**	$1,000	$1,014.37	$10.92	2.15%	$11.27	2.22%
Class K
Actual	$1,000	$1,080.40	$9.96	1.90%	$10.33	1.97%
Hypothetical**	$1,000	$1,015.63	$9.65	1.90%	$10.01	1.97%
Class I
Actual	$1,000	$1,081.80	$8.34	1.59%	$8.71	1.66%
Hypothetical**	$1,000	$1,017.19	$8.08	1.59%	$8.44	1.66%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+	In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO SUMMARY

December 31, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $956.2

SECTOR BREAKDOWN1

	Long	Short
Consumer Discretionary	11.1%	-0.5%
Consumer Staples	3.6	—
Energy	4.4	—
Financials	10.3	—
Funds and Investment Trusts	2.0	-0.3
Health Care	6.3	-0.1
Industrials	6.6	-0.3
Information Technology	16.5	—
Materials	3.2	-0.1
Real Estate	3.3	-0.7
Telecommunication Services	1.5	—
Utilities	1.7	—
TEN LARGEST HOLDINGS1

Long		Short
Company		Company
Crown Castle International Corp.	3.3%	SPDR S&P 500 ETF Trust	-0.3%
McDonald’s Corp.	3.0	Raytheon Co.	-0.2
Northrop Grumman Corp.	2.8	Restaurant Brands International, Inc.	-0.1
Alphabet, Inc.	2.8	Tesla, Inc.	-0.1
Berkshire Hathaway, Inc.	2.2	Ecolab, Inc.	-0.1
Apple, Inc.	2.2	Cardinal Health, Inc.	-0.1
Norfolk Southern Corp.	2.0	Omega Healthcare Investors, Inc.	-0.1
SunTrust Banks, Inc.	1.8	Under Armour, Inc.	-0.1
Microsoft Corp.	1.8	General Electric Co.	-0.1
Bank of America Corp.	1.7	Domino’s Pizza, Inc.	-0.1

1	Holdings are expressed as a percentage of total net assets and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

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PORTFOLIO OF INVESTMENTS

December 31, 2017 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 67.9%
Information Technology – 16.1%
Communications Equipment – 1.5%
Cisco Systems, Inc.	388,308	$14,872,158

Electronic Equipment, Instruments & Components – 0.2%
FLIR Systems, Inc.	36,993	1,724,614

Internet Software & Services – 4.8%
Alphabet, Inc. – Class C(a)	25,611	26,799,351
eBay, Inc.(a)	106,641	4,024,631
Facebook, Inc. – Class A(a)	80,500	14,205,030
Pandora Media, Inc.(a)(b)	137,676	663,598

		45,692,610

IT Services – 1.9%
Cognizant Technology Solutions Corp. – Class A	100,716	7,152,850
PayPal Holdings, Inc.(a)	51,321	3,778,252
Visa, Inc. – Class A	63,958	7,292,491

		18,223,593

Semiconductors & Semiconductor Equipment – 2.7%
Broadcom Ltd.	10,714	2,752,426
Intel Corp.	169,855	7,840,507
Lam Research Corp.	15,068	2,773,567
QUALCOMM, Inc.	89,808	5,749,508
Texas Instruments, Inc.	62,111	6,486,873

		25,602,881

Software – 2.8%
Activision Blizzard, Inc.	90,345	5,720,646
Microsoft Corp.	196,611	16,818,105
Take-Two Interactive Software, Inc.(a)	34,953	3,837,140

		26,375,891

Technology Hardware, Storage & Peripherals – 2.2%
Apple, Inc.	124,805	21,120,750

		153,612,497

Consumer Discretionary – 11.0%
Hotels, Restaurants & Leisure – 4.3%
Carnival Corp.	63,383	4,206,730
McDonald’s Corp.	164,405	28,297,388
Norwegian Cruise Line Holdings Ltd.(a)	58,151	3,096,541
Red Rock Resorts, Inc. – Class A	84,345	2,845,800
Wendy’s Co. (The)	176,676	2,901,020

		41,347,479

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Household Durables – 0.7%
Lennar Corp. – Class A	102,455	$6,479,254

Internet & Direct Marketing Retail – 1.3%
Amazon.com, Inc.(a)	5,592	6,539,676
Priceline Group, Inc. (The)(a)	3,596	6,248,913

		12,788,589

Media – 2.6%
CBS Corp. – Class B	67,426	3,978,134
Comcast Corp. – Class A	163,606	6,552,420
Manchester United PLC – Class A(b)	154,605	3,061,179
Twenty-First Century Fox, Inc. – Class A	143,646	4,960,097
Walt Disney Co. (The)	53,531	5,755,118

		24,306,948

Specialty Retail – 1.6%
Home Depot, Inc. (The)	64,796	12,280,786
Ross Stores, Inc.	36,467	2,926,477

		15,207,263

Textiles, Apparel & Luxury Goods – 0.5%
Lululemon Athletica, Inc.(a)	29,446	2,314,161
NIKE, Inc. – Class B	44,453	2,780,535

		5,094,696

		105,224,229

Financials – 10.2%
Banks – 7.0%
Bank of America Corp.	556,279	16,421,356
Citigroup, Inc.	132,832	9,884,029
JPMorgan Chase & Co.	138,214	14,780,605
SunTrust Banks, Inc.	261,219	16,872,135
US Bancorp	160,791	8,615,182

		66,573,307

Diversified Financial Services – 2.2%
Berkshire Hathaway, Inc. – Class B(a)	108,162	21,439,872

Insurance – 1.0%
Athene Holding Ltd. – Class A(a)	64,925	3,357,272
Progressive Corp. (The)	119,902	6,752,880

		10,110,152

		98,123,331

Industrials – 6.6%
Aerospace & Defense – 2.8%
Northrop Grumman Corp.	87,588	26,881,633

Airlines – 0.5%
Delta Air Lines, Inc.	85,519	4,789,064

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Industrial Conglomerates – 1.1%
Honeywell International, Inc.	68,291	$10,473,108

Machinery – 0.2%
Dover Corp.	18,529	1,871,244

Road & Rail – 2.0%
Norfolk Southern Corp.	131,580	19,065,942

		63,080,991

Health Care – 6.3%
Biotechnology – 1.2%
AbbVie, Inc.	119,105	11,518,645

Health Care Equipment & Supplies – 0.5%
Medtronic PLC	55,367	4,470,885

Health Care Providers & Services – 1.6%
Humana, Inc.	25,405	6,302,218
UnitedHealth Group, Inc.	40,695	8,971,620

		15,273,838

Pharmaceuticals – 3.0%
Bayer AG (REG)	15,201	1,888,923
Eli Lilly & Co.	91,226	7,704,948
Johnson & Johnson	94,972	13,269,488
Zoetis, Inc.	80,341	5,787,766

		28,651,125

		59,914,493

Energy – 4.4%
Energy Equipment & Services – 0.8%
Schlumberger Ltd.	111,777	7,532,652

Oil, Gas & Consumable Fuels – 3.6%
Chevron Corp.	106,808	13,371,293
EOG Resources, Inc.	90,160	9,729,166
Golar LNG Ltd.(b)	65,975	1,966,715
Occidental Petroleum Corp.	125,291	9,228,935

		34,296,109

		41,828,761

Consumer Staples – 3.6%
Beverages – 0.3%
Constellation Brands, Inc. – Class A	12,979	2,966,610

Food & Staples Retailing – 1.1%
Kroger Co. (The)	147,263	4,042,369
Wal-Mart Stores, Inc.	64,860	6,404,925

		10,447,294

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Food Products – 0.7%
General Mills, Inc.	45,364	$2,689,631
Hershey Co. (The)	13,655	1,549,979
Mondelez International, Inc. – Class A	51,002	2,182,886

		6,422,496

Household Products – 0.5%
Clorox Co. (The)	31,325	4,659,281

Personal Products – 0.4%
Estee Lauder Cos., Inc. (The) – Class A	33,107	4,212,535

Tobacco – 0.6%
Altria Group, Inc.	86,365	6,167,325

		34,875,541

Real Estate – 3.3%
Equity Real Estate Investment Trusts (REITs) – 3.3%
Crown Castle International Corp.	281,863	31,289,612

Materials – 3.2%
Chemicals – 2.7%
Air Products & Chemicals, Inc.	62,445	10,245,975
DowDuPont, Inc.	221,668	15,787,195

		26,033,170

Containers & Packaging – 0.5%
Berry Global Group, Inc.(a)	82,713	4,852,772

		30,885,942

Utilities – 1.7%
Electric Utilities – 1.7%
NextEra Energy, Inc.	102,518	16,012,286

Telecommunication Services – 1.5%
Diversified Telecommunication Services – 0.9%
Verizon Communications, Inc.	165,705	8,770,766

Wireless Telecommunication Services – 0.6%
T-Mobile US, Inc.(a)	83,110	5,278,316

		14,049,082

Total Common Stocks (cost $601,285,206)		648,896,765

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 2.0%
Funds and Investment Trusts – 2.0%(c)
iShares Nasdaq Biotechnology ETF(b)	109,809	$11,724,307
SPDR S&P Biotech ETF(b)	85,601	7,264,957

Total Investment Companies (cost $18,658,551)		18,989,264

PREFERRED STOCKS – 0.5%
Information Technology – 0.4%
Internet Software & Services – 0.4%
Lyft, Inc. – Series G 0.00%(a)(d)(e)	85,511	3,294,311
Lyft, Inc. – Series H 0.00%(a)(d)(e)	17,100	679,658

		3,973,969

Consumer Discretionary – 0.1%
Household Durables – 0.1%
Honest Co. (The) – Series D 0.00%(a)(d)(e)	20,767	486,517

Total Preferred Stocks (cost $4,379,031)		4,460,486

SHORT-TERM INVESTMENTS – 29.1%
Investment Companies – 28.4%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.12%(c)(f)(g) (cost $271,996,901)	271,996,901	271,996,901

	Principal Amount (000)
U.S. Treasury Bills – 0.7%
U.S. Treasury Bill Zero Coupon, 2/15/18(h) (cost $6,989,439)	$7,000	6,989,439

Total Short-Term Investments (cost $278,986,340)		278,986,340

Total Investments Before Securities Lending Collateral For Securities Loaned – 99.5% (cost $903,309,128)		951,332,855

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 2.2%
Investment Companies – 2.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.12%(c)(f)(g) (cost $20,966,597)	20,966,597	$20,966,597

Total Investments Before Securities Sold Short – 101.7% (cost $924,275,725)		972,299,452

SECURITIES SOLD SHORT – (2.0)%
COMMON STOCKS – (1.7)%
Real Estate – (0.7)%
Equity Real Estate Investment Trusts (REITs) – (0.7)%
Acadia Realty Trust	(1,846)	(50,507)
Agree Realty Corp.	(1,127)	(57,973)
American Assets Trust, Inc.	(1,320)	(50,477)
Ashford Hospitality Trust, Inc.	(9,264)	(62,347)
Brixmor Property Group, Inc.	(2,716)	(50,681)
CBL & Associates Properties, Inc.	(6,183)	(34,996)
Chatham Lodging Trust	(2,995)	(68,166)
Chesapeake Lodging Trust	(2,469)	(66,885)
GGP, Inc.	(2,533)	(59,247)
JBG SMITH Properties	(955)	(33,167)
Kimco Realty Corp.	(2,684)	(48,715)
Macerich Co. (The)	(934)	(61,345)
Omega Healthcare Investors, Inc.	(37,010)	(1,019,255)
Pennsylvania Real Estate Investment Trust	(3,886)	(46,204)
Regency Centers Corp.	(837)	(57,904)
Retail Opportunity Investments Corp.	(2,576)	(51,391)
SBA Communications Corp.(a)	(22,536)	(3,681,481)
Simon Property Group, Inc.	(344)	(59,079)
SL Green Realty Corp.	(4,165)	(420,373)
Tanger Factory Outlet Centers, Inc.	(1,900)	(50,369)
Taubman Centers, Inc.	(837)	(54,765)
Urban Edge Properties	(2,050)	(52,254)
Vornado Realty Trust	(837)	(65,437)
Washington Prime Group, Inc.	(6,785)	(48,309)

		(6,251,327)

Consumer Discretionary – (0.5)%
Automobiles – (0.1)%
Tesla, Inc.(a)	(3,693)	(1,149,815)

18 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Hotels, Restaurants & Leisure – (0.3)%
Domino’s Pizza, Inc.	(3,779)	$(714,080)
Restaurant Brands International, Inc.	(19,001)	(1,168,182)
Starbucks Corp.	(6,194)	(355,721)

		(2,237,983)

Textiles, Apparel & Luxury Goods – (0.1)%
Under Armour, Inc. – Class A(a)	(60,792)	(877,229)

		(4,265,027)

Industrials – (0.3)%
Aerospace & Defense – (0.2)%
Raytheon Co.	(12,402)	(2,329,716)

Industrial Conglomerates – (0.1)%
General Electric Co.	(47,846)	(834,912)

		(3,164,628)

Materials – (0.1)%
Chemicals – (0.1)%
Ecolab, Inc.	(8,405)	(1,127,783)

Health Care – (0.1)%
Health Care Providers & Services – (0.1)%
Cardinal Health, Inc.	(18,378)	(1,126,020)

Total Common Stocks (proceeds $15,852,813)		(15,934,785)

Investment Companies – (0.3)%
Funds and Investment Trusts – (0.3)%
SPDR S&P 500 ETF Trust(c) (proceeds $2,825,384)	(10,735)	(2,864,742)

Total Securities Sold Short (proceeds $18,678,197)		(18,799,527)

Total Investments, Net of Securities Sold Short – 99.7% (cost $905,597,528)		953,499,925
Other assets less liabilities – 0.3%		2,718,201

Net Assets – 100.0%		$956,218,126

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at December 31, 2017	Unrealized Appreciation/ (Depreciation)
Sold Contracts
S&P 500 E-Mini Futures	107	March 2018	USD	5	$14,303,318	$14,316,600	$(13,282)

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Payment Frequency	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Morgan Stanley & Co. International PLC
KKR & Co. LP	10,689	FedFundEffective Plus 0.30%	Maturity	USD	198	1/11/19	$25,462
KKR & Co. LP	5,355	FedFundEffective Plus 0.30%	Maturity	USD	101	1/11/19	11,112
KKR & Co. LP	3,448	FedFundEffective Plus 0.30%	Maturity	USD	64	1/11/19	8,408
KKR & Co. LP	3,797	FedFundEffective Plus 0.30%	Maturity	USD	72	1/11/19	7,233
KKR & Co. LP	2,727	FedFundEffective Plus 0.30%	Maturity	USD	50	1/11/19	7,082
KKR & Co. LP	2,807	FedFundEffective Plus 0.30%	Maturity	USD	53	1/11/19	5,892
KKR & Co. LP	1,396	FedFundEffective Plus 0.30%	Maturity	USD	26	1/11/19	3,224

Morgan Stanley Capital Services LLC
KKR & Co. LP	23,916	FedFundEffective Plus 0.30%	Maturity	USD	432	1/11/19	68,316
KKR & Co. LP	11,281	FedFundEffective Plus 0.30%	Monthly	USD	202	1/11/19	33,660
KKR & Co. LP	9,022	FedFundEffective Plus 0.30%	Monthly	USD	163	1/11/19	25,114
KKR & Co. LP	8,865	FedFundEffective Plus 0.30%	Monthly	USD	160	1/11/19	25,051
KKR & Co. LP	9,408	FedFundEffective Plus 0.30%	Maturity	USD	172	1/11/19	25,036
KKR & Co. LP	7,946	FedFundEffective Plus 0.30%	Maturity	USD	143	1/11/19	22,571
KKR & Co. LP	6,428	FedFundEffective Plus 0.30%	Maturity	USD	119	1/11/19	15,779
KKR & Co. LP	5,755	FedFundEffective Plus 0.30%	Maturity	USD	105	1/11/19	15,196
KKR & Co. LP	6,428	FedFundEffective Plus 0.30%	Maturity	USD	120	1/11/19	15,174
KKR & Co. LP	5,755	FedFundEffective Plus 0.30%	Maturity	USD	107	1/11/19	13,961
KKR & Co. LP	3,939	FedFundEffective Plus 0.30%	Maturity	USD	72	1/11/19	10,052

20 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Payment Frequency	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
KKR & Co. LP	3,346	FedFundEffective Plus 0.30%	Maturity	USD	61	1/11/19	$8,873
KKR & Co. LP	3,543	FedFundEffective Plus 0.30%	Maturity	USD	66	1/11/19	7,974
KKR & Co. LP	3,569	FedFundEffective Plus 0.30%	Maturity	USD	67	1/11/19	7,495
KKR & Co. LP	2,996	FedFundEffective Plus 0.30%	Maturity	USD	56	1/11/19	7,019
KKR & Co. LP	2,996	FedFundEffective Plus 0.30%	Maturity	USD	56	1/11/19	6,859
KKR & Co. LP	2,891	FedFundEffective Plus 0.30%	Maturity	USD	55	1/11/19	6,034
KKR & Co. LP	3,222	FedFundEffective Plus 0.30%	Maturity	USD	62	1/11/19	5,682
KKR & Co. LP	3,256	FedFundEffective Plus 0.30%	Maturity	USD	63	1/11/19	4,979
KKR & Co. LP	4,006	FedFundEffective Plus 0.30%	Maturity	USD	79	1/11/19	4,817
KKR & Co. LP	3,157	FedFundEffective Plus 0.30%	Maturity	USD	62	1/11/19	4,092
KKR & Co. LP	4,644	FedFundEffective Plus 0.30%	Maturity	USD	94	1/11/19	3,716
KKR & Co. LP	1,435	FedFundEffective Plus 0.30%	Maturity	USD	27	1/11/19	3,291
KKR & Co. LP	1,595	FedFundEffective Plus 0.30%	Maturity	USD	31	1/11/19	2,163
KKR & Co. LP	3,141	FedFundEffective Plus 0.30%	Maturity	USD	64	1/11/19	1,907
KKR & Co. LP	3,174	FedFundEffective Plus 0.30%	Maturity	USD	65	1/11/19	1,826
KKR & Co. LP	2,238	FedFundEffective Plus 0.30%	Maturity	USD	46	1/11/19	1,455
KKR & Co. LP	1,701	FedFundEffective Plus 0.30%	Semi-Annual	USD	35	1/11/19	1,123
KKR & Co. LP	8,024	FedFundEffective Plus 0.30%	Maturity	USD	161	3/06/19	7,244
KKR & Co. LP	3,351	FedFundEffective Plus 0.30%	Maturity	USD	67	3/06/19	3,485
KKR & Co. LP	3,267	FedFundEffective Plus 0.30%	Maturity	USD	65	3/06/19	3,257
KKR & Co. LP	3,291	FedFundEffective Plus 0.30%	Maturity	USD	66	3/06/19	3,193
KKR & Co. LP	2,514	FedFundEffective Plus 0.30%	Maturity	USD	50	3/06/19	2,491
KKR & Co. LP	1,667	FedFundEffective Plus 0.30%	Maturity	USD	33	3/06/19	1,612
KKR & Co. LP	6,040	FedFundEffective Plus 0.30%	Maturity	USD	127	3/06/19	393

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Payment Frequency	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Pay Total Return on Reference Obligation
Morgan Stanley Capital Services LLC
Tallgrass Energy Partners	14,381	FedFundEffective Plus 0.30%	Maturity	USD	689	1/11/19	$32,872
Tallgrass Energy Partners	82	FedFundEffective Plus 0.30%	Semi-Annual	USD	4	1/11/19	225
Tallgrass Energy Partners	104	FedFundEffective Plus 0.30%	Maturity	USD	5	1/11/19	215

							$472,615

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(d)	Fair valued by the Adviser.

(e)	Illiquid security.

(f)	Affiliated investments.

(g)	The rate shown represents the 7-day yield as of period end.

(h)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

Glossary:

ETF – Exchange Traded Fund

FedFundEffective – Federal Funds Effective Rate

REG – Registered Shares

SPDR – Standard & Poor’s Depository Receipt

See notes to financial statements.

22 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

December 31, 2017 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $631,312,227)	$679,335,954	(a)
Affiliated issuers (cost $292,963,498—including investment of cash collateral for securities loaned of $20,966,597)	292,963,498
Deposit at broker for securities sold short	17,174,958
Cash collateral due from broker	8,009,003
Foreign currencies, at value (cost $1,145,851)	1,143,961
Receivable for investment securities sold	5,391,406
Receivable for capital stock sold	1,643,139
Unaffiliated dividends and interest receivable	501,004
Unrealized appreciation on total return swaps	472,615
Affiliated dividends receivable	231,026

Total assets	1,006,866,564

Liabilities
Payable for collateral received on securities loaned	20,966,597
Payable for securities sold short, at value (proceeds received $18,678,197)	18,799,527
Payable for investment securities purchased	6,439,801
Payable for capital stock redeemed	2,483,266
Advisory fee payable	1,175,082
Payable for variation margin on futures	405,920
Distribution fee payable	113,416
Dividend expense payable	45,972
Transfer Agent fee payable	19,332
Administrative fee payable	13,539
Accrued expenses	185,986

Total liabilities	50,648,438

Net Assets	$956,218,126

Composition of Net Assets
Capital stock, at par	$7,532
Additional paid-in capital	903,405,013
Accumulated net investment loss	(1,104,198)
Accumulated net realized gain on investment and foreign currency transactions	5,550,246
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	48,359,533

	$956,218,126

(a)	Includes securities on loan with a value of $20,315,669 (see Note E).

See notes to financial statements.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 23

STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—30 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$104,755,147	8,305,313	$12.61	*

C	$106,018,714	8,752,590	$12.11

Advisor	$732,272,454	57,235,226	$12.79

R	$446,522	35,878	$12.45

K	$12,620	1,000	$12.62

I	$12,712,669	991,985	$12.82

*	The maximum offering price per share for Class A shares was $13.17 which reflects a sales charge of 4.25%.

See notes to financial statements.

24 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

STATEMENT OF OPERATIONS

Six Months Ended December 31, 2017 (unaudited)

Investment Income
Dividends
Unaffiliated issuers	$5,924,835
Affiliated issuers	1,291,257
Interest	29,346
Securities lending income	2,810
Other income	105,265	$7,353,513

Expenses
Advisory fee (see Note B)	7,120,462
Distribution fee—Class A	137,147
Distribution fee—Class C	541,329
Distribution fee—Class R	1,044
Distribution fee—Class K	16
Transfer agency—Class A	38,310
Transfer agency—Class C	37,943
Transfer agency—Advisor Class	250,357
Transfer agency—Class R	543
Transfer agency—Class K	13
Transfer agency—Class I	1,227
Custodian	124,874
Printing	49,614
Registration fees	45,059
Administrative	30,607
Audit and tax	27,087
Legal	24,239
Directors’ fees	14,385
Miscellaneous	20,041

Total operating expenses (see Note B)	8,464,297
Dividend expense on securities sold short and interest expense	284,255

Total expenses	8,748,552
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(290,841)

Net expenses		8,457,711

Net investment loss		(1,104,198)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		56,413,575
Securities sold short		(2,162,040)
Futures		(1,290,859)
Swaps		724,493
Foreign currency transactions		14,074
Net change in unrealized appreciation/depreciation of:
Investments		20,835,252
Securities sold short		(251,070)
Futures		(45,457)
Swaps		235,824
Foreign currency denominated assets and liabilities		(4,664)

Net gain on investment and foreign currency transactions		74,469,128

Net Increase in Net Assets from Operations		$73,364,930

See notes to financial statements.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 25

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended December 31, 2017 (unaudited)	Year Ended June 30, 2017
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(1,104,198)	$(7,091,537)
Net realized gain on investment and foreign currency transactions	53,699,243	82,831,946
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	20,769,885	1,762,273

Net increase in net assets from operations	73,364,930	77,502,682
Distributions to Shareholders from
Net realized gain on investment transactions
Class A	(5,268,089)	– 0	–
Class C	(5,436,469)	– 0	–
Advisor Class	(35,550,155)	– 0	–
Class R	(21,780)	– 0	–
Class K	(645)	– 0	–
Class I	(609,069)	– 0	–
Capital Stock Transactions
Net increase (decrease)	577,052	(304,361,022)

Total increase (decrease)	27,055,775	(226,858,340)
Net Assets
Beginning of period	929,162,351	1,156,020,691

End of period (including accumulated net investment loss of ($1,104,198) and undistributed net investment income of $0, respectively)	$956,218,126	$929,162,351

See notes to financial statements.

26 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS

December 31, 2017 (unaudited)

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of 29 portfolios. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Select US Long/Short Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class T, Class 1 and Class 2 shares. Class B, Class T, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All ten classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 27

NOTES TO FINANCIAL STATEMENTS (continued)

securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid-level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for

28 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 29

NOTES TO FINANCIAL STATEMENTS (continued)

classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2017:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks:
Information Technology	$153,612,497		$	– 0	–	$	– 0	–	$153,612,497
Consumer Discretionary	105,224,229			– 0	–		– 0	–	105,224,229
Financials	98,123,331			– 0	–		– 0	–	98,123,331
Industrials	63,080,991			– 0	–		– 0	–	63,080,991
Health Care	58,025,570			1,888,923			– 0	–	59,914,493
Energy	41,828,761			– 0	–		– 0	–	41,828,761
Consumer Staples	34,875,541			– 0	–		– 0	–	34,875,541
Real Estate	31,289,612			– 0	–		– 0	–	31,289,612
Materials	30,885,942			– 0	–		– 0	–	30,885,942
Utilities	16,012,286			– 0	–		– 0	–	16,012,286
Telecommunication Services	14,049,082			– 0	–		– 0	–	14,049,082
Investment Companies	18,989,264			– 0	–		– 0	–	18,989,264
Preferred Stocks	– 0	–		– 0	–		4,460,486		4,460,486
Short-Term Investments:
Investment Companies	271,996,901			– 0	–		– 0	–	271,996,901
U.S. Treasury Bills	– 0	–		6,989,439			– 0	–	6,989,439
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	20,966,597			– 0	–		– 0	–	20,966,597

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1		Level 2			Level 3			Total
Liabilities:
Common Stocks(a)	$(15,934,785)		$	– 0	–	$	– 0	–	$(15,934,785)
Investment Companies	(2,864,742)			– 0	–		– 0	–	(2,864,742)

Total Investments in Securities	940,161,077			8,878,362			4,460,486		953,499,925
Other Financial Instruments(b):
Assets:
Total Return Swaps	– 0	–		472,615			– 0	–	472,615
Liabilities:
Futures	(13,282)			– 0	–		– 0	–	(13,282	)(c)

Total(d)	$940,147,795			$9,350,977			$4,460,486		$953,959,258

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments. Exchange-traded swaps with upfront premiums are presented here as market value.

(d)	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Preferred Stocks		Total
Balance as of 6/30/17	$3,588,477		$3,588,477
Accrued discounts/(premiums)	– 0	–	– 0	–
Realized gain (loss)	– 0	–	– 0	–
Change in unrealized appreciation/depreciation	192,351		192,351
Purchases	679,658		679,658
Sales	– 0	–	– 0	–
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 12/31/17	$4,460,486		$4,460,486

Net change in unrealized appreciation/depreciation from investments held as of 12/31/17(a)	$192,351		$192,351

(a)	The unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/(depreciation) on investments and other financial instruments in the accompanying statement of operations.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the

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NOTES TO FINANCIAL STATEMENTS (continued)

mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends,

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interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are

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NOTES TO FINANCIAL STATEMENTS (continued)

determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 1.50% of the first $2.5 billion and 1.475% thereafter of the Fund’s average daily net assets. Effective February 3, 2017, the advisory fee was reduced from 1.70% to 1.50% of the first $2.5 billion and 1.60% to 1.475% thereafter of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding dividend expense, borrowing costs and brokerage expense on securities sold short) on an annual basis (the “Expense Caps”) to 1.90%, 2.65%, 1.65%, 2.15%, 1.90% and 1.65%, of average daily net assets for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. Effective February 3, 2017, the Expense Caps were reduced from 2.20% to 1.90%, 2.95% to 2.65%, 1.95% to 1.65%, 2.45% to 2.15%, 2.20% to 1.90% and 1.95% to 1.65%, of average daily net assets for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the six months ended December 31, 2017, such reimbursements/waivers amounted to $387.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended December 31, 2017, the reimbursement for such services amounted to $30,607.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $78,387 for the six months ended December 31, 2017.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $2,751 from the sale of Class A shares and received $1,893 and $1,529 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended December 31, 2017.

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The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’ pro rata share of the effective advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended December 31, 2017, such waiver amounted to $279,863. A summary of the Fund’s transactions in AB mutual funds for the six months ended December 31, 2017 is as follows:

Fund	Market Value 6/30/17 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/17 (000)	Dividend Income (000)
Government Money Market Portfolio	$266,494	$158,133	$152,631	$271,996	$1,227
Government Money Market Portfolio*	1,345	172,947	153,325	20,967	64

Total				$292,963	$1,291

*	Investments of cash collateral for securities lending transactions (see Note E).

Brokerage commissions paid on investment transactions for the six months ended December 31, 2017 amounted to $479,847, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares. .50% of the Fund’s average daily net assets attributable to Class R shares, and .25% of the Fund’s average daily net assets attributable to Class K shares. Effective October 31, 2014, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares average daily net assets. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the

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NOTES TO FINANCIAL STATEMENTS (continued)

commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $-0-, $-0- and $-0- for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended December 31, 2017, were as follows:

Purchases	Sales	Securities Sold Short	Covers on Securities Sold Short
$757,287,371	$816,679,311	$311,158,689	$398,206,616

During the six months ended December 31, 2017, there were no purchases or sales of U.S. Government Securities.

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross Unrealized		Net Unrealized Appreciation on Investments	Net Unrealized Depreciation on Securities Sold Short	Net Unrealized Appreciation
Appreciation on Investments	Depreciation on Investments
$ 50,944,937	$ (2,461,877)	$ 48,483,060	$ (121,330)(a)	$ 48,361,730

(a)	Gross unrealized appreciation was $413,188 and gross unrealized depreciation was $(534,518), resulting in net unrealized depreciation of $(121,330).

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

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The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

During the six months ended December 31, 2017, the Fund held futures for hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an

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NOTES TO FINANCIAL STATEMENTS (continued)

underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended December 31, 2017, the Fund held total return swaps for non-hedging purposes.

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The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by the OTC counterparty tables below.

During the six months ended December 31, 2017, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts			Receivable/Payable for variation margin on futures	$13,282	*
Equity contracts	Unrealized appreciation on total return swaps	$472,615

Total		$472,615		$13,282

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(1,290,859)	$(45,457)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	724,493	235,824

Total		$(566,366)	$190,367

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended December 31, 2017:

Futures:
Average original value of sale contracts	$16,336,002	(a)
Total Return Swaps:
Average notional amount	$6,355,791

(a)	Positions were open for five months during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements and net of the related collateral received/pledged by the Fund as of December 31, 2017. Exchange-traded derivatives are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
OTC Derivatives:
Morgan Stanley & Co. International PLC/Morgan Stanley Capital Services LLC	$472,615	$	– 0	–	$	– 0	–	$	– 0	–	$472,615

Total	$472,615	$	– 0	–	$	– 0	–	$	– 0	–	$472,615	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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NOTES TO FINANCIAL STATEMENTS (continued)

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Short Sales

The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of settlement. The Fund’s obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. The Fund is liable to the buyer for any dividends/interest payable on securities while those securities are in a short position. These dividends/interest are recorded as an expense of the Fund. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able

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NOTES TO FINANCIAL STATEMENTS (continued)

to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2017, the Fund had securities on loan with a value of $20,315,669 and had received cash collateral which has been invested into Government Money Market Portfolio of $20,966,597. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $2,810 and $64,215 from the borrowers and Government Money Market Portfolio, respectively, for the six months ended December 31, 2017; these amounts are reflected in the statement of operations. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended December 31, 2017, such waiver amounted to $10,591. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Six Months Ended December 31, 2017 (unaudited)	Year Ended June 30, 2017		Six Months Ended December 31, 2017 (unaudited)	Year Ended June 30, 2017

Class A
Shares sold	540,832	1,470,451		$6,839,678	$17,484,612

Shares issued in reinvestment of distributions	352,880	– 0	–	4,428,640	– 0	–

Shares converted from Class C	791	36,048		9,736	438,516

Shares redeemed	(1,862,038)	(6,802,494)		(23,491,398)	(80,665,383)

Net decrease	(967,535)	(5,295,995)		$(12,213,344)	$(62,742,255)

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	Shares				Amount
	Six Months Ended December 31, 2017 (unaudited)		Year Ended June 30, 2017		Six Months Ended December 31, 2017 (unaudited)			Year Ended June 30, 2017

Class C
Shares sold	215,267		479,206			$2,649,717		$5,495,405

Shares issued in reinvestment of distributions	403,797		– 0	–		4,869,795		– 0	–

Shares converted to Class A	(820)		(37,275)			(9,736)		(438,516)

Shares redeemed	(1,228,388)		(5,506,099)			(14,931,532)		(62,928,210)

Net decrease	(610,144)		(5,064,168)			$(7,421,756)		$(57,871,321)

Advisor Class
Shares sold	6,553,952		16,674,164			$84,090,814		$200,190,446

Shares issued in reinvestment of distributions	2,194,356		– 0	–		27,934,151		– 0	–

Shares redeemed	(7,199,555)		(31,948,016)			(92,470,388)		(381,643,335)

Net increase (decrease)	1,548,753		(15,273,852)			$19,554,577		$(181,452,889)

Class R
Shares sold	2,284		11,304			$28,630		$130,662

Shares issued in reinvestment of distributions	1,758		– 0	–		21,780		– 0	–

Shares redeemed	(376)		(40,806)			(4,704)		(473,192)

Net increase (decrease)	3,666		(29,502)			$45,706		$(342,530)

Class K
Shares sold	– 0	–	15		$	– 0	–	$180

Shares redeemed	– 0	–	(1,717)			– 0	–	(19,864)

Net increase (decrease)	– 0	–	(1,702)		$	– 0	–	$(19,684)

Class I
Shares sold	3,413		2,167			$44,431		$27,000

Shares issued in reinvestment of distributions	47,545		– 0	–		606,207		– 0	–

Shares redeemed	(2,958)		(162,865)			(38,769)		(1,959,343)

Net increase (decrease)	48,000		(160,698)			$611,869		$(1,932,343)

NOTE G

Risks Involved in Investing in the Fund

Short Sale Risk—Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 43

NOTES TO FINANCIAL STATEMENTS (continued)

which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate is expected to greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

44 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended December 31, 2017.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending June 30, 2018 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended June 30, 2017 and June 30, 2016 were as follows:

	2017			2016
Distributions paid from:
Ordinary income	$	– 0	–	$48,607,641
Long-term capital gains		– 0	–	318,417

Total taxable distributions	$	– 0	–	$48,926,058

As of June 30, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$24,172,147
Accumulated capital and other gains/losses	(156,049	)(a)
Unrealized appreciation/(depreciation)	2,310,761	(b)

Total accumulated earnings/(deficit)	$26,326,859

(a)	As of June 30, 2017, the Fund had deferred losses on unsettled shorts of $156,049.
(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2017, the Fund did not have any capital loss carryforwards.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 45

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE J

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

46 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended December 31, 2017 (unaudited)		Year Ended June 30,							December 12, 2012(a) to June 30, 2013
			2017		2016		2015	2014

Net asset value, beginning of period	$ 12.28		$ 11.40		$ 11.77		$ 12.12	$ 10.92		$ 10.00

Income From Investment Operations
Net investment loss(b)	(.02	)(c)	(.09	)(c)	(.11	)(c)	(.16)	(.10	)(d)	(.04	)(c)(d)
Net realized and unrealized gain on investment and foreign currency transactions	.99		.97		.12		.31	1.47		.96

Net increase in net asset value from operations	.97		.88		.01		.15	1.37		.92

Less: Distributions
Distributions from net realized gain on investment transactions	(.64)		– 0	–	(.38)		(.50)	(.17)		– 0	–

Net asset value, end of period	$ 12.61		$ 12.28		$ 11.40		$ 11.77	$ 12.12		$ 10.92

Total Return
Total investment return based on net asset value(e)	7.96%		7.72%		.02%		1.31%	12.55%		9.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$104,755		$113,847		$166,015		$308,235	$480,571		$24,783
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)(g)	1.89	%^	2.11%		2.29%		2.27%	2.31%		2.34	%^
Expenses, before waivers/reimbursements(f)(g)	1.95	%^	2.18%		2.30%		2.27%	2.36%		3.41	%^
Net investment loss	(.35	)%(c)^	(.77	)%(c)	(.98	)%(c)	(1.34)%	(.88	)%(d)	(.94	)%(c)(d)^
Portfolio turnover rate (excluding securities sold short)	115%		295%		329%		535%	581%		282%
Portfolio turnover rate (including securities sold short)	162%		528%		519%		718%	673%		321%

See footnote summary on page 53.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 47

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended December 31, 2017 (unaudited)		Year Ended June 30,						December 12, 2012(a) to June 30, 2013
			2017		2016		2015	2014

Net asset value, beginning of period	$ 11.86		$ 11.09		$ 11.55		$ 11.99	$ 10.88	$ 10.00

Income From Investment Operations
Net investment loss(b)	(.07	)(c)	(.18	)(c)	(.19	)(c)	(.25)	(.19)	(.05	)(c)
Net realized and unrealized gain on investment and foreign currency transactions	.96		.95		.11		.31	1.47	.93

Net increase (decrease) in net asset value from operations	.89		.77		(.08)		.06	1.28	.88

Less: Distributions
Distributions from net realized gain on investment transactions	(.64)		– 0	–	(.38)		(.50)	(.17)	– 0	–

Net asset value, end of period	$ 12.11		$ 11.86		$ 11.09		$ 11.55	$ 11.99	$ 10.88

Total Return
Total investment return based on net asset value(e)	7.57%		6.94%		(.78)%		.56%	11.76%	8.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$106,019		$111,027		$159,990		$232,110	$182,059	$3,836
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)(g)	2.64	%^	2.86%		3.05%		3.04%	3.06%	3.06	%^
Expenses, before waivers/reimbursements(f)(g)	2.70	%^	2.94%		3.06%		3.04%	3.06%	3.53	%^
Net investment loss	(1.09	)%(c)^	(1.53	)%(c)	(1.73	)%(c)	(2.09)%	(1.64)%	(1.62	)%(c)^
Portfolio turnover rate (excluding securities sold short)	115%		295%		329%		535%	581%	282%
Portfolio turnover rate (including securities sold short)	162%		528%		519%		718%	673%	321%

See footnote summary on page 53.

48 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended December 31, 2017 (unaudited)		Year Ended June 30,						December 12, 2012(a) to June 30, 2013
			2017		2016		2015	2014

Net asset value, beginning of period	$ 12.43		$ 11.51		$ 11.86		$ 12.17	$ 10.94	$ 10.00

Income From Investment Operations
Net investment loss(b)	(.01	)(c)	(.06	)(c)	(.08	)(c)	(.13)	(.07)	(.02	)(c)
Net realized and unrealized gain on investment and foreign currency transactions	1.01		.98		.11		.32	1.47	.96

Net increase in net asset value from operations	1.00		.92		.03		.19	1.40	.94

Less: Distributions
Distributions from net realized gain on investment transactions	(.64)		– 0	–	(.38)		(.50)	(.17)	– 0	–

Net asset value, end of period	$ 12.79		$ 12.43		$ 11.51		$ 11.86	$ 12.17	$ 10.94

Total Return
Total investment return based on net asset value(e)	8.11%		7.99%		.27%		1.56%	12.80%	9.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$732,271		$692,136		$816,563		$1,189,226	$810,892	$23,466
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)(g)	1.64	%^	1.86%		2.05%		2.04%	2.06%	2.05	%^
Expenses, before waivers/reimbursements(f)(g)	1.70	%^	1.94%		2.06%		2.04%	2.06%	2.90	%^
Net investment loss	(.09	)%(c)^	(.53	)%(c)	(.73	)%(c)	(1.09)%	(.63)%	(.60	)%(c)^
Portfolio turnover rate (excluding securities sold short)	115%		295%		329%		535%	581%	282%
Portfolio turnover rate (including securities sold short)	162%		528%		519%		718%	673%	321%

See footnote summary on page 53.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 49

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Six Months Ended December 31, 2017 (unaudited)		Year Ended June 30,						December 12, 2012(a) to June 30, 2013
			2017		2016		2015	2014

Net asset value, beginning of period	$ 12.14		$ 11.30		$ 11.70		$ 12.07	$ 10.91	$ 10.00

Income From Investment Operations
Net investment loss(b)	(.04	)(c)	(.13	)(c)	(.14	)(c)	(.18)	(.13)	(.05	)(c)
Net realized and unrealized gain on investment and foreign currency transactions	.99		.97		.12		.31	1.46	.96

Net increase (decrease) in net asset value from operations	.95		.84		(.02)		.13	1.33	.91

Less: Distributions
Distributions from net realized gain on investment transactions	(.64)		– 0	–	(.38)		(.50)	(.17)	– 0	–

Net asset value, end of period	$ 12.45		$ 12.14		$ 11.30		$ 11.70	$ 12.07	$ 10.91

Total Return
Total investment return based on net asset value(e)	7.89%		7.43%		(.25	) %	1.15%	12.19%	9.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$447		$391		$698		$630	$121	$61
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)(g)	2.15	%^	2.44%		2.54%		2.57%	2.56%	2.52	%^
Expenses, before waivers/reimbursements(f)(g)	2.39	%^	2.56%		2.55%		2.57%	2.56%	4.30	%^
Net investment loss	(.60	)%(c)^	(1.09	)%(c)	(1.20	)%(c)	(1.55)%	(1.12)%	(1.06	)%(c)^
Portfolio turnover rate (excluding securities sold short)	115%		295%		329%		535%	581%	282%
Portfolio turnover rate (including securities sold short)	162%		528%		519%		718%	673%	321%

See footnote summary on page 53.

50 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended December 31, 2017 (unaudited)		Year Ended June 30,							December 12, 2012(a) to June 30, 2013
			2017		2016		2015	2014

Net asset value, beginning of period	$ 12.28		$ 11.40		$ 11.78		$ 12.11	$ 10.92		$ 10.00

Income From Investment Operations
Net investment loss(b)	(.02	)(c)	(.10	)(c)	(.11	)(c)	(.16)	(.12	)(c)	(.06	)(c)
Net realized and unrealized gain on investment and foreign currency transactions	1.00		.98		.11		.33	1.48		.98

Net increase in net asset value from operations	.98		.88		– 0	–	.17	1.36		.92

Less: Distributions
Distributions from net realized gain on investment transactions	(.64)		– 0	–	(.38)		(.50)	(.17)		– 0	–

Net asset value, end of period	$ 12.62		$ 12.28		$ 11.40		$ 11.78	$ 12.11		$ 10.92

Total Return
Total investment return based on net asset value(e)	8.04%		7.72%		.01%		1.40%	12.46%		9.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13		$12		$31		$30	$12		$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)(g)	1.90	%^	2.14%		2.27%		2.31%	2.31%		2.28	%^
Expenses, before waivers/reimbursements(f)(g)	2.05	%^	2.23%		2.28%		2.31%	2.33%		4.59	%^
Net investment loss	(.36	)%(c)^	(.83	)%(c)	(.94	)%(c)	(1.33)%	(.99	)%(c)	(.95	)%(c)^
Portfolio turnover rate (excluding securities sold short)	115%		295%		329%		535%	581%		282%
Portfolio turnover rate (including securities sold short)	162%		528%		519%		718%	673%		321%
See footnote summary on page 53.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 51

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended December 31, 2017 (unaudited)		Year Ended June 30,							December 12, 2012(a) to June 30, 2013
			2017		2016		2015	2014

Net asset value, beginning of period	$ 12.45		$ 11.52		$ 11.86		$ 12.16	$ 10.93		$ 10.00

Income From Investment Operations
Net investment income (loss)(b)	(.00	)(c)(h)	(.06	)(c)	(.08	)(c)	(.12)	(.08	)(c)	(.04	)(c)
Net realized and unrealized gain on investment and foreign currency transactions	1.01		.99		.12		.32	1.48		.97

Net increase in net asset value from operations	1.01		.93		.04		.20	1.40		.93

Less: Distributions
Distributions from net realized gain on investment transactions	(.64)		– 0	–	(.38)		(.50)	(.17)		– 0	–

Net asset value, end of period	$ 12.82		$ 12.45		$ 11.52		$ 11.86	$ 12.16		$ 10.93

Total Return
Total investment return based on net asset value(e)	8.18%		8.07%		.27%		1.73%	12.81%		9.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12,713		$11,749		$12,724		$23,250	$34,519		$27,282
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)(g)	1.59	%^	1.82%		1.97%		1.97%	2.07%		2.02	%^
Expenses, before waivers/reimbursements(f)(g)	1.65	%^	1.90%		1.98%		1.97%	2.09%		4.32	%^
Net investment loss	(.04	)%(c)^	(.49	)%(c)	(.67	)%(c)	(1.03)%	(.71	)%(c)	(.70	)%(c)^
Portfolio turnover rate (excluding securities sold short)	115%		295%		329%		535%	581%		282%
Portfolio turnover rate (including securities sold short)	162%		528%		519%		718%	673%		321%

See footnote summary on page 53.

52 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Net of fees and expenses waived by the Distributor.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	The expense ratios presented below exclude non- operating expenses:

	Six Months Ended December 31, 2017 (unaudited)		Year Ended June 30,				December 12, 2012(a) to June 30, 2013
			2017	2016	2015	2014

Class A
Net of waivers/reimbursements	1.83	%^	1.94%	2.09%	2.09%	2.17%	2.25	%^
Before waivers/reimbursements	1.89	%^	2.01%	2.09%	2.09%	2.22%	3.32	%^
Class C
Net of waivers/reimbursements	2.58	%^	2.69%	2.84%	2.85%	2.92%	2.95	%^
Before waivers/reimbursements	2.64	%^	2.76%	2.84%	2.85%	2.92%	3.42	%^
Advisor Class
Net of waivers/reimbursements	1.58	%^	1.68%	1.84%	1.85%	1.92%	1.95	%^
Before waivers/reimbursements	1.64	%^	1.76%	1.84%	1.85%	1.92%	2.80	%^
Class R
Net of waivers/reimbursements	2.09	%^	2.28%	2.32%	2.34%	2.44%	2.45	%^
Before waivers/reimbursements	2.33	%^	2.40%	2.32%	2.34%	2.44%	4.23	%^
Class K
Net of waivers/reimbursements	1.83	%^	1.98%	2.05%	2.07%	2.19%	2.20	%^
Before waivers/reimbursements	1.99	%^	2.08%	2.05%	2.07%	2.22%	4.52	%^
Class I
Net of waivers/reimbursements	1.53	%^	1.64%	1.77%	1.78%	1.95%	1.95	%^
Before waivers/reimbursements	1.59	%^	1.72%	1.77%	1.78%	1.97%	4.24	%^

(g)	The Fund’s investments in affiliated underlying portfolios incur no direct expenses, but bear proportionate shares of the acquired fund fees (i.e., operating, administrative and investment advisory fee) of the affiliated underlying portfolios. The Adviser has voluntarily agreed to waive certain acquired fund fees, and for the six months ended December 31, 2017 and year ended June 30, 2017, such waiver amounted to 0.06% and 0.07%, respectively, annualized for the Fund.

(h)	Amount is less than $.005.

^	Annualized.

See notes to financial statements.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 53

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman

Michael J. Downey(1)

William H. Foulk, Jr.(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Carol C. McMullen(1)

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Kurt A. Feuerman(2), Vice President

Anthony Nappo(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free 1-(800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by Messrs. Feuerman and Nappo.

54 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Select US Long/Short Portfolio (the “Fund”) at a meeting held on May 2-4, 2017 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 55

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2015 and 2016 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable. The directors noted that the reduction in the advisory fee rate effective since February 3, 2017 would likely impact the Adviser’s profitability analysis in future years.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits

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relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a peer group and a peer universe, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1- and 3-year periods ended February 28, 2017 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates paid by other funds in the same category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s pro forma contractual effective advisory fee rate (reflecting a reduction in the advisory fee rate effective since February 3, 2017) with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and

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any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Fund is paid for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the information included the pro forma expense ratio to reflect the reduction in the Fund’s expense ratio effective since February 3, 2017. The directors considered the effects of any fee waivers and/or expense reimbursements as a result of the Adviser’s expense cap, which had been set at a lower level since the advisory fee reduction that took effect on February 3, 2017. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s pro forma expense ratio was above the peer group median. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s pro forma expense ratio was acceptable.

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Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains a breakpoint that reduces the fee rate on assets above a specified level. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed the breakpoint in the future.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 59

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund1

INTERNATIONAL/ GLOBAL EQUITY (continued)

INTERNATIONAL/ GLOBAL VALUE

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio1

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio1

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Money Market Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to April 17, 2017, Tax-Managed All Market Income Portfolio was named Tax-Managed Balanced Wealth Strategy; prior to April 24, 2017, All Market Total Return Portfolio was named Balanced Wealth Strategy; prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves; prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund; prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

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AB SELECT US LONG/SHORT PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

SULS-0152-1217

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Cap Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: February 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: February 26, 2018

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: February 26, 2018